UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders

Annual report Delaware Diversified Income Fund October 31, 2012 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	12
Statement of operations	58
Statements of changes in net assets	60
Financial highlights	62
Notes to financial statements	72
Report of independent registered
public accounting firm	90
Other Fund information	91
Board of trustees/directors and
officers addendum	96
About the organization	106

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Diversified Income Fund	November 6, 2012

Performance preview (for the year ended October 31, 2012)
Delaware Diversified Income Fund (Class A shares)	1-year return	+7.82%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+5.25%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Prices across major bond asset classes diverged during the Fund’s fiscal year ended Oct. 31, 2012. This was partly in response to shifting risk appetites. As the fiscal year began, many investors were looking to reduce risk by selling their existing risky positions and moving their money to either cash positions or low/no-risk positions, such as U.S. Treasury bonds. This was primarily due to concerns that the 17-country euro zone might break apart. Those worries caused traditional “safe haven” assets (such as U.S. and German government bonds) to outperform credit-sensitive sectors like corporate debt (investment grade as well as high yield) and emerging markets debt.

For the most part, risk appetite returned late in 2011, after the European Central Bank (ECB) launched a bond-buying program intended to bring down yields on euro zone debt. As the implications of the ECB’s plan became clear, bond prices generally reversed course, with economically sensitive sectors besting their safe-haven peers by a wide margin.

By early spring 2012, however, the rally in risk assets had once again run its course. Indications that economic growth in the United States and China, the world’s two largest economies was decelerating, helped re-establish fears that another global recession could occur. In July, ECB

Fixed income markets were primarily driven by central bank policy Credit-sensitive sectors generally outperformed Default rates remain subdued despite a lackluster recovery

Portfolio management review
Delaware Diversified Income Fund

president Mario Draghi proclaimed that he would do “whatever it takes” to preserve Europe’s common currency, and the U.S. Federal Reserve initiated a third round of quantitative easing in September with an open-ended time frame.

Despite the swings in risk appetites, market conditions during the Fund’s fiscal year were broadly supportive of almost all fixed income market sectors, as accommodative monetary policy helped exert downward pressure on yields while corporate balance sheets generally remained in solid shape.

Fund performance

For the fiscal year ended Oct. 31, 2012, Delaware Diversified Income Fund returned +7.82% at net asset value and +2.96% at maximum offer price (both figures represent Class A shares with all distributions reinvested). For the same time period, the Barclays U.S. Aggregate Index returned +5.25%. Complete, annualized performance for Delaware Diversified Income Fund is shown in the table on page 4.

In keeping with the Fund’s objective of broad diversification, the bulk of its relative performance was generated by returns from four major sectors: U.S. investment-grade bonds, U.S. high yield debt, emerging market debt, and non-dollar developed market securities. The Fund’s overweight to U.S. investment-grade corporate bonds was a contributor to relative performance for the fiscal year, as was its emphasis on intermediate-term BBB-rated issues. The Fund’s allocation to high yield also aided its relative performance. It is important to note, however, that we generally maintained a focus on what we viewed as higher-quality bonds within the high yield market. At times during the fiscal year, particularly when investors embraced a “risk on” mode, this focus caused the Fund’s high yield holdings to generate milder returns than those of the broader high yield market.

Overseas, the Fund’s holdings in emerging market bonds (U.S. dollar-based as well as local-currency) helped relative performance, especially late in the fiscal year when global risk appetite spiked and many investors reached for both yields and exposure to non-dollar assets. The Fund’s non-dollar, developed market positions boosted total return as well, though gains made by non-dollar developed markets generally lagged those posted by U.S. fixed income markets.

It is important to bear in mind that three bond sectors discussed thus far — high yield, emerging markets, and non-dollar developed markets — are not included in the Fund’s benchmark index, and the Fund’s positive performances in these sectors therefore contributed notably to outperformance versus the index.

Finally, the Fund’s allocation to Treasury securities detracted from relative performance for the fiscal year. Yields on Treasury securities remained at or near historic lows (with a few exceptions) as demand for Treasurys remained well supported throughout the fiscal year. Given this environment, the Fund’s position in Treasurys modified its return on both a relative and absolute basis.

As its new fiscal year approaches, more than 75% of the Fund’s assets are invested in securities rated BBB or higher. The Fund remains positioned with an emphasis on spread- and credit-based sectors. Specifically, the Fund has an overweight allocation to

U.S. investment grade bonds, while close to a quarter of its assets are invested in a combination of domestic high yield and emerging market debt. In our view the high yield and emerging market sectors continued to provide a favorable risk-reward profile at the end of the fiscal year. For instance, default rates within the high yield category are well below the historical average, despite the tepid nature of the U.S. economic recovery.

Among smaller allocations, we enter the Fund’s new fiscal year with a modest overweight to commercial mortgage-backed securities and asset-backed securities.

Conversely, we are currently maintaining a significant underweight to U.S. Treasury debt, a sector that continues to offer historically low nominal yields that are sometimes negative when inflation is accounted for. Key to our outlook is the fact that longer-dated Treasury bonds have the potential to suffer significant downside volatility if and when the U.S. economy recovers. In our view, such volatility could become especially intense if Congress fails to adequately address structural imbalances in the country’s major entitlement programs. It is worth noting the degree to which investors have generally focused on European sovereign debt markets and country-specific financials, punishing nations with fiscal houses in disarray. That moment of reckoning could still be some time away for the U.S., but we believe it is nonetheless a dynamic that warrants ongoing scrutiny.

Performance summary
Delaware Diversified Income Fund	October 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through Oct. 31, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+7.82%	+8.13%	+8.15%	n/a
Including sales charge	+2.96%	+7.14%	+7.65%	n/a
Class B (Est. Oct. 28, 2002)
Excluding sales charge	+7.02%	+7.34%	+7.49%	n/a
Including sales charge	+3.02%	+7.11%	+7.49%	n/a
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+7.01%	+7.33%	+7.34%	n/a
Including sales charge	+6.01%	+7.33%	+7.34%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+7.55%	+7.87%	n/a	+6.96%
Including sales charge	+7.55%	+7.87%	n/a	+6.96%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+8.08%	+8.40%	+8.41%	n/a
Including sales charge	+8.08%	+8.40%	+8.41%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2012, through Feb. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2012, through Feb. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Performance summary
Delaware Diversified Income Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation of the three.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	0.97%	1.67%	1.67%	1.27%	0.67%
(without fee waivers)
Net expenses	0.92%	1.67%	1.67%	1.17%	0.67%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2002, through Oct. 31, 2012

For period beginning Oct. 31, 2002, through Oct. 31, 2012	Starting value	Ending value
Delaware Diversified Income Fund — Class A Shares	$9,550	$20,879
Barclays U.S. Aggregate Index	$10,000	$16,909

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2002, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of Oct. 31, 2002. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses
For the six-month period from May 1, 2012 to October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2012 to October 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/12	10/31/12	Expense Ratio	5/1/12 to 10/31/12*
Actual Fund return†
Class A	$1,000.00	$1,037.00	0.90%	$4.61
Class B	1,000.00	1,034.30	1.65%	8.44
Class C	1,000.00	1,033.10	1.65%	8.43
Class R	1,000.00	1,035.70	1.15%	5.88
Institutional Class	1,000.00	1,038.30	0.65%	3.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class B	1,000.00	1,016.84	1.65%	8.36
Class C	1,000.00	1,016.84	1.65%	8.36
Class R	1,000.00	1,019.36	1.15%	5.84
Institutional Class	1,000.00	1,021.87	0.65%	3.30

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation
Delaware Diversified Income Fund	As of October 31, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.49%
Agency Mortgage-Backed Securities	13.00%
Commercial Mortgage-Backed Securities	4.18%
Convertible Bonds	1.64%
Corporate Bonds	46.97%
Automotive	0.80%
Banking	4.86%
Basic Industry	5.10%
Brokerage	0.55%
Capital Goods	0.73%
Communications	6.29%
Consumer Cyclical	2.43%
Consumer Non-Cyclical	4.24%
Electric	3.11%
Energy	4.95%
Finance Companies	2.06%
Healthcare	0.56%
Insurance	2.34%
Natural Gas	2.62%
Real Estate	2.08%
Services	1.08%
Technology	1.93%
Transportation	0.87%
Utilities	0.37%
Municipal Bond	0.00%
Non-Agency Asset-Backed Securities	1.69%
Non-Agency Collateralized Mortgage Obligations	0.38%
Regional Bonds	3.03%
Senior Secured Loans	5.32%
Sovereign Bonds	9.43%

Security type/sector	Percentage of net assets
Supranational Banks	0.48%
U.S. Treasury Obligations	5.66%
Common Stock	0.00%
Convertible Preferred Stock	0.21%
Preferred Stock	0.64%
Warrant	0.00%
Option Purchased	0.00%
Short-Term Investments	14.82%
Securities Lending Collateral	1.82%
Total Value of Securities	110.77%
Obligation to Return Securities Lending Collateral	(1.89%)
Other Liabilities Net of Receivables and Other Assets	(8.88%)
Total Net Assets	100.00%

Statement of net assets
Delaware Diversified Income Fund	October 31, 2012

	Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
• Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	905,347	$918,768
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		2,172	2,273
•Series 2002-W11 AV1 0.551% 11/25/32		13,978	12,915
Total Agency Asset-Backed Securities
(cost $883,864)			933,956

Agency Collateralized Mortgage Obligations – 1.49%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		20,908	23,644
Series 2002-T4 A3 7.50% 12/25/41		235,422	273,373
Series 2002-T19 A1 6.50% 7/25/42		147,395	173,092
Series 2004-T1 1A2 6.50% 1/25/44		73,087	85,864
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24		10,292	12,375
Fannie Mae REMICS
Series 1990-92 C 7.00% 8/25/20		1,223	1,375
Series 1996-46 ZA 7.50% 11/25/26		240,587	280,400
Series 2001-50 BA 7.00% 10/25/41		110,627	117,706
Series 2002-83 GH 5.00% 12/25/17		332,647	355,104
Series 2002-90 A2 6.50% 11/25/42		289,202	334,523
Series 2003-26 AT 5.00% 11/25/32		10,757,344	11,315,048
Series 2003-38 MP 5.50% 5/25/23		4,498,838	4,949,896
Series 2003-106 WE 4.50% 11/25/22		8,985,309	9,285,724
Series 2003-122 AJ 4.50% 2/25/28		152,177	153,743
Series 2005-110 MB 5.50% 9/25/35		2,087,657	2,292,089
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,725,935
Series 2010-41 PN 4.50% 4/25/40		7,623,413	8,712,540
Series 2010-75 NA 4.00% 9/25/28		1,118,972	1,158,560
Series 2010-96 DC 4.00% 9/25/25		14,795,000	16,088,733
Fannie Mae Whole Loan
•Series 2002-W1 2A 6.994% 2/25/42		20,904	24,479
•Series 2002-W6 2A 7.09% 6/25/42		41,763	49,537
•Series 2003-W1 2A 6.985% 12/25/42		21,025	24,691
Series 2003-W10 1A4 4.505% 6/25/43		33,667	37,356
Series 2003-W15 2A7 5.55% 8/25/43		16,748	18,556
Series 2004-W9 2A1 6.50% 2/25/44		318,139	364,146
Series 2004-W11 1A2 6.50% 5/25/44		451,190	509,922

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICS
	Series 1730 Z 7.00% 5/15/24	USD	287,940	$331,368
	Series 2326 ZQ 6.50% 6/15/31		780,690	893,153
	Series 2557 WE 5.00% 1/15/18		3,857,925	4,120,425
	Series 2598 QD 5.50% 4/15/32		406,293	416,225
	Series 2621 QH 5.00% 5/15/33		35,000	38,759
	Series 2622 PE 4.50% 5/15/18		5,405,110	5,720,623
	Series 2624 QH 5.00% 6/15/33		40,000	44,204
	Series 2687 PG 5.50% 3/15/32		707,256	719,918
	Series 2717 MH 4.50% 12/15/18		103,244	109,454
	Series 2762 LG 5.00% 9/15/32		6,470,616	6,669,872
	Series 2809 DC 4.50% 6/15/19		2,270,475	2,401,506
	Series 3123 HT 5.00% 3/15/26		50,000	56,047
	Series 3131 MC 5.50% 4/15/33		1,830,169	1,871,554
	Series 3150 EQ 5.00% 5/15/26		45,000	51,100
	Series 3171 MG 6.00% 8/15/34		3,650,730	3,765,345
	Series 3173 PE 6.00% 4/15/35		1,040,739	1,085,853
	Series 3416 GK 4.00% 7/15/22		171,565	176,492
	Series 3656 PM 5.00% 4/15/40		11,118,918	12,461,839
	Series 4065 DE 3.00% 6/15/32		1,626,000	1,700,707
•	Freddie Mac Strip Series 19 F 1.03% 6/1/28		7,270	6,884
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		117,269	142,399
	Series T-54 2A 6.50% 2/25/43		32,275	38,304
	Series T-58 2A 6.50% 9/25/43		737,904	858,316
	•Series T-60 1A4C 5.05% 3/25/44		8,939	9,107
•#	FREMF Mortgage Trust
	Series 2012-K21 B 144A 3.94% 7/25/45		5,240,000	5,344,800
	GNMA Series 2010-113 KE 4.50% 9/20/40		20,392,264	23,358,032
	NCUA Guaranteed Notes
	Series 2010-C1 A2 2.90% 10/29/20		6,420,000	6,842,316
•	Vendee Mortgage Trust
	Series 2000-1 1A 6.641% 1/15/30		8,277	9,945
Total Agency Collateralized Mortgage
	Obligations (cost $135,782,858)			142,612,958

Agency Mortgage-Backed Securities – 13.00%
	Fannie Mae
	5.50% 1/1/13		11,791	11,844
	6.50% 8/1/17		124,989	138,454
	7.00% 11/15/16		51,186	52,632

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Fannie Mae ARM
	2.013% 11/1/24	USD	3,070	$3,247
	2.207% 1/1/36		129,426	136,402
	2.228% 7/1/33		86,780	91,177
	2.278% 12/1/33		4,930	5,211
	2.397% 6/1/34		136,881	146,707
	2.402% 10/1/33		89,998	94,054
	2.578% 11/1/32		570	606
	2.632% 8/1/34		9,370	10,007
	2.691% 11/1/35		161,911	173,265
	2.705% 6/1/37		11,320	12,098
	2.777% 6/1/34		2,050	2,187
	2.78% 4/1/36		599,759	642,133
	2.864% 4/1/37		1,418,081	1,521,455
	2.93% 4/1/36		354,223	378,124
	3.093% 11/1/35		876,435	938,206
	4.681% 3/1/38		17,243	18,382
	4.962% 11/1/33		509,475	551,084
	4.98% 9/1/38		626,018	671,705
	5.017% 5/1/36		462,458	498,865
	5.155% 8/1/35		134,739	145,319
	5.84% 8/1/37		700,138	762,073
	6.015% 6/1/36		190,890	206,391
	6.048% 7/1/36		126,392	136,097
	6.176% 4/1/36		1,419	1,522
	6.282% 8/1/36		76,357	82,258
	6.325% 7/1/36		5,316	5,724
	Fannie Mae Relocation 15 yr 4.00% 9/1/20		457,866	480,651
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35		8,665	9,175
	5.00% 9/1/33		220,923	238,833
	5.00% 11/1/33		170,336	184,145
	5.00% 1/1/34		44,685	48,307
	5.00% 11/1/34		200,960	217,251
	5.00% 4/1/35		231,946	250,749
	5.00% 10/1/35		218,855	236,596
	5.00% 1/1/36		405,865	438,767
	Fannie Mae S.F. 10 yr 6.00% 9/1/17		12,222	12,987

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
3.00% 12/1/26	USD	211,361	$223,599
3.00% 3/1/27		8,662,398	9,201,888
3.00% 8/1/27		1,815,079	1,917,912
3.50% 3/1/21		635,266	674,299
4.00% 11/1/25		21,502,423	23,345,200
5.00% 12/1/17		189,075	206,165
5.00% 9/1/20		7,069	7,745
5.00% 5/1/21		726,064	791,692
5.50% 11/1/18		16,698	18,082
5.50% 5/1/19		121,546	131,618
5.50% 4/1/23		174,589	190,039
5.50% 6/1/23		117,891	128,323
6.00% 12/1/16		25,553	27,202
6.00% 9/1/21		4,444,055	4,883,964
6.00% 8/1/22		70,288	77,246
6.00% 4/1/38		13,475,845	14,942,705
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/27		83,255,000	87,131,562
3.00% 11/1/27		167,816,000	177,019,668
Fannie Mae S.F. 20 yr
5.50% 12/1/24		131,759	145,648
5.50% 3/1/27		268,543	295,004
5.50% 3/1/28		293,991	322,776
5.50% 8/1/28		4,619,335	5,071,631
5.50% 12/1/29		1,223,725	1,343,545
Fannie Mae S.F. 30 yr
3.00% 11/1/42		271,185,000	284,362,911
5.00% 2/1/35		2,425,692	2,664,783
5.00% 6/1/35		3,468	3,792
5.00% 9/1/35		1,085,336	1,186,887
5.00% 10/1/35		301,733	330,689
5.00% 2/1/36		1,089,147	1,192,798
5.00% 1/1/39		102,334	111,654
5.50% 3/1/34		212,635	234,784
5.50% 11/1/35		76,966	84,887
5.50% 12/1/35		121,429	134,029
5.50% 5/1/36		83,277	91,848
5.50% 11/1/36		54,613	60,233
5.50% 2/1/37		5,599,877	6,148,181
5.50% 8/1/37		477,774	527,541

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 12/1/38	USD	47,678	$52,585
6.00% 10/1/33		1,992	2,263
6.00% 6/1/35		6,354	7,104
6.00% 2/1/36		997,982	1,108,797
6.00% 4/1/36		272,313	303,817
6.00% 8/1/36		1,143,988	1,271,015
6.00% 9/1/36		2,520,089	2,799,916
6.00% 12/1/36		279,811	310,881
6.00% 3/1/37		611,202	683,366
6.00% 8/1/37		3,394,624	3,771,558
6.00% 1/1/38		348,362	387,044
6.00% 2/1/38		828,499	920,494
6.00% 5/1/38		9,422,393	10,468,642
6.00% 7/1/38		10,451,041	11,611,510
6.00% 9/1/38		22,471	24,917
6.00% 12/1/38		813,290	902,860
6.00% 11/1/39		2,598,427	2,886,952
6.00% 1/1/40		17,949,747	19,942,862
6.00% 4/1/40		3,685,998	4,091,500
6.00% 6/1/40		52,619,379	58,462,161
6.00% 7/1/40		1,333,653	1,481,741
6.00% 2/1/41		12,933,606	14,479,266
6.50% 2/1/36		2,851,179	3,260,731
6.50% 3/1/36		2,215,099	2,532,048
6.50% 11/1/36		446,391	506,877
6.50% 9/1/37		2,163,206	2,436,486
7.00% 8/1/32		91,768	109,524
7.00% 9/1/32		73,491	87,711
7.00% 2/1/36		24,017	28,548
7.00% 4/1/37		21,435	24,747
7.00% 12/1/37		27,430	32,641
7.50% 1/1/31		1,827	2,231
7.50% 3/1/32		29,055	35,535
7.50% 4/1/32		34,898	42,854
7.50% 6/1/34		61,748	75,973
7.50% 10/1/34		25,546	31,181
Fannie Mae S.F. 30 yr TBA 3.50% 11/1/42		308,585,000	328,691,227
Freddie Mac 7.00% 2/25/14		425	426

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM
	2.342% 12/1/33	USD	329,967	$344,997
	2.349% 4/1/33		2,500	2,551
	2.515% 2/1/37		886,182	951,966
	2.556% 12/1/33		67,583	71,836
	2.649% 4/1/34		34,036	36,371
	2.714% 3/1/36		112,535	120,943
	2.739% 8/1/37		12,218	13,121
	2.763% 7/1/36		493,477	527,580
	2.835% 5/1/35		281,517	301,339
	5.814% 10/1/36		112,618	121,843
	5.925% 10/1/37		7,645	8,310
	6.156% 10/1/37		221,788	242,649
	Freddie Mac Relocation 15 yr 3.50% 10/1/18		85,975	89,216
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		364,855	392,283
	6.50% 10/1/30		736	740
	Freddie Mac S.F. 15 yr
	3.00% 4/1/27		160,972	169,740
	4.50% 5/1/20		1,709,254	1,831,368
	5.00% 6/1/18		621,252	668,581
	5.00% 4/1/20		799,905	867,052
	5.50% 7/1/14		806	868
	Freddie Mac S.F. 30 yr
	3.50% 9/1/42		681,123	725,139
	5.50% 11/1/35		127,715	139,662
	5.50% 12/1/37		257,156	279,844
	5.50% 5/1/38		1,146,375	1,246,440
	5.50% 7/1/38		4,570,366	4,969,307
	5.50% 12/1/38		2,772,820	3,017,455
	5.50% 5/1/40		888,092	966,445
	5.50% 7/1/40		56,062,054	61,113,307
	6.00% 2/1/36		4,710,835	5,192,570
	6.00% 8/1/38		9,472,058	10,538,361
	6.00% 10/1/38		13,180,454	14,664,224
	6.00% 5/1/40		15,334,552	16,878,719
	6.50% 10/1/32		2,529	2,917
	6.50% 8/1/38		609,887	688,302
	7.00% 11/1/33		302,248	356,184

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	GNMA I S.F. 30 yr
	7.00% 5/15/28	USD	157,384	$187,750
	7.00% 12/15/34		3,243,012	3,809,443
	7.50% 10/15/30		1,586	1,934
	7.50% 2/15/32		522	638
	9.50% 9/15/17		4,076	4,670
	10.00% 7/15/17		2,869	2,882
Total Agency Mortgage-Backed Securities
	(cost $1,235,324,612)			1,240,206,758

Commercial Mortgage-Backed Securities – 4.18%
#	American Tower Trust
	Series 2007-1A AFX 144A 5.42% 4/15/37		8,015,000	8,391,457
	BAML Commercial Mortgage Securities
	•Series 2005-6 A4 5.19% 9/10/47		10,190,000	11,438,937
	•Series 2006-2 A4 5.727% 5/10/45		7,622,000	8,784,149
	Series 2006-4 A4 5.634% 7/10/46		15,875,000	18,240,073
•	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10 A4 5.405% 12/11/40		7,786,000	8,743,919
	Series 2005-T20 A4A 5.15% 10/12/42		3,000,000	3,367,239
	Series 2006-PW12 A4 5.712% 9/11/38		7,235,000	8,304,413
	Citigroup Commercial Mortgage Trust
	Series 2012-GC8 A4 3.024% 9/10/45		9,000,000	9,429,678
w•	Commercial Mortgage Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44		5,960,000	6,606,237
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.41% 2/15/39		389,351	406,273
#	DBUBS Mortgage Trust 144A
	Series 2011-LC1A A3 5.002% 11/10/46		19,039,000	22,680,095
	•Series 2011-LC1A C 5.557% 11/10/46		11,590,000	13,417,720
•	GE Capital Commercial Mortgage
	Series 2005-C4 A4 5.307% 11/10/45		108,000	121,536
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38		10,047,000	10,729,312
	Series 2005-GG4 A4 4.761% 7/10/39		13,580,350	14,609,279
	Series 2005-GG4 A4A 4.751% 7/10/39		30,959,000	33,624,755
	•Series 2006-GG6 A4 5.553% 4/10/38		8,405,000	9,510,560
	#Series 2010-C1 A2 144A 4.592% 8/10/43		14,975,000	17,502,780
	•#Series 2010-C1 C 144A 5.635% 8/10/43		4,640,000	5,421,631
	•#Series 2011-GC3 C 144A 5.543% 3/10/44		8,785,000	9,984,188

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Greenwich Capital Commercial Funding
	Series 2005-GG5 A5 5.224% 4/10/37	USD	28,415,000	$31,453,785
	JPMorgan Chase Commercial
	Mortgage Securities
	•Series 2005-CB11 A4 5.335% 8/12/37		2,280,000	2,505,508
	•Series 2005-LDP3 A4A 4.936% 8/15/42		8,280,000	9,142,942
	•Series 2005-LDP4 A4 4.918% 10/15/42		13,948,000	15,250,715
	•Series 2005-LDP5 A4 5.20% 12/15/44		10,685,000	11,976,496
	Series 2011-C5 A3 4.171% 8/15/46		14,000,000	16,010,414
	LB-UBS Commercial Mortgage Trust
	Series 2004-C1 A4 4.568% 1/15/31		5,110,000	5,336,966
	Merrill Lynch Mortgage Trust
	#Series 2002-MW1 J 144A 5.695% 7/12/34		30,000	27,864
	Series 2005-CIP1 A2 4.96% 7/12/38		112,352	114,692
	•Series 2005-CKI1 A6 5.261% 11/12/37		2,050,000	2,289,686
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A 4.989% 8/13/42		4,695,000	5,164,908
	•Series 2007-T27 A4 5.653% 6/11/42		29,472,500	35,057,361
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A 7.39% 2/15/33		185,000	184,126
#	OBP Depositor Trust
	Series 2010-OBP A 144A 4.646% 7/15/45		8,545,000	10,070,086
#	Timberstar Trust 144A
	Series 2006-1A A 5.668% 10/15/36		14,335,000	16,179,613
	Series 2006-1A C 5.884% 10/15/36		2,500,000	2,725,898
	WF-RBS Commercial Mortgage Trust
	Series 2012-C9 A3 2.87% 11/15/45		11,120,000	11,469,238
	Series 2012-C9 B 3.84% 11/15/45		2,610,000	2,702,573
Total Commercial Mortgage-Backed Securities
	(cost $364,491,894)			398,977,102

Convertible Bonds – 1.64%
	AAR 1.75% exercise price $28.75,
	expiration date 1/1/26		3,482,000	3,490,705
*	Advanced Micro Devices 6.00% exercise price
	$28.08, expiration date 4/30/15		4,547,000	4,262,813
#	Alaska Communications System Group
	144A 6.25% exercise price $10.28,
	expiration date 4/27/18		3,532,000	2,406,175

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
*	Alcatel-Lucent USA 2.875% exercise price
	$15.35, expiration date 6/15/25	USD	5,280,000	$5,181,000
*	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16		5,664,000	5,373,720
	Ares Capital 5.75% exercise price
	$19.13, expiration date 2/1/16		2,269,000	2,417,903
	ArvinMeritor 4.00% exercise price $26.73,
	expiration date 2/15/27		6,305,000	4,689,344
	BGC Partners 4.50% exercise price $9.84,
	expiration date 7/13/16		2,319,000	2,176,961
*	Chesapeake Energy 2.50% exercise price
	$51.14, expiration date 5/15/37		2,065,000	1,920,450
*#	Clearwire Communications 144A 8.25% exercise
	price $7.08, expiration date 11/30/40		2,197,000	2,157,179
#	Corporate Office Properties 144A 4.25% exercise
	price $47.96, expiration date 4/12/30		4,003,000	4,128,094
	Dendreon 2.875% exercise price $51.24,
	expiration date 1/13/16		1,718,000	1,112,405
#	Gaylord Entertainment 144A 3.75% exercise
	price $27.25, expiration date 9/29/14		1,460,000	2,201,863
ϕ	General Cable 4.50% exercise price $36.75,
	expiration date 11/15/29		3,070,000	3,221,581
*	Helix Energy Solutions Group 3.25% exercise
	price $25.02, expiration date 3/12/32		4,093,000	4,532,998
ϕ	Hologic 2.00% exercise price $31.17,
	expiration date 2/27/42		1,662,000	1,644,341
#	Iconix Brand Group 144A 2.50% exercise
	price $30.75, expiration date 5/31/16		3,193,000	3,194,996
#	Illumina 144A 0.25% exercise price $83.55,
	expiration date 3/11/16		3,024,000	2,859,570
	Intel 3.25% exercise price $22.20,
	expiration date 8/1/39		3,042,000	3,713,141
	International Game Technology 3.25% exercise
	price $19.97, expiration date 5/1/14		2,901,000	3,027,919
	Jefferies Group 3.875% exercise price $37.35,
	expiration date 11/1/29		5,882,000	5,694,511
	L-3 Communications Holdings 3.00% exercise
	price $92.17, expiration date 8/1/35		4,301,000	4,333,258
*	Leap Wireless International 4.50% exercise
	price $93.21, expiration date 7/15/14		5,536,000	5,366,460

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
#	Lexington Realty Trust 144A 6.00% exercise
	price $6.93, expiration date 1/11/30	USD	2,958,000	$4,253,974
	Linear Technology 3.00% exercise price
	$42.72 expiration date 5/1/27		7,575,000	7,896,937
	Live Nation Entertainment 2.875% exercise
	price $27.14, expiration date 7/14/27		7,106,000	7,061,587
	MGM Resorts International 4.25% exercise
	price $18.58, expiration date 4/10/15		4,418,000	4,539,495
	Mirant (Escrow) 2.50% exercise price $67.95,
	expiration date 6/15/21		695,000	0
	Mylan 3.75% exercise price $13.32,
	expiration date 9/10/15		2,624,000	5,200,440
	National Retail Properties 3.95% exercise
	price $23.51, expiration date 9/15/26		1,793,000	2,423,912
*	Nuance Communications 2.75% exercise
	price $32.30, expiration date 11/1/31		1,467,000	1,605,984
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13		3,448,000	3,448,000
	2.75% exercise price $42.13,
	expiration date 6/30/17		5,331,000	4,528,018
#	Owens-Brockway Glass Container 144A 3.00%
	exercise price $47.47, expiration date 5/28/15		7,238,000	7,161,095
	Pantry 3.00% exercise price $50.09,
	expiration date 11/15/12		5,105,000	5,111,381
*	Peabody Energy 4.75% exercise price $58.19,
	expiration date 12/15/41		948,000	863,865
	PHH 4.00% exercise price $25.80,
	expiration date 9/1/14		5,554,000	6,112,870
	Rovi 2.625% exercise price $47.36,
	expiration date 2/10/40		2,181,000	2,171,458
	SanDisk 1.50% exercise price $52.37,
	expiration date 8/11/17		3,688,000	4,114,425
	SBA Communications 4.00% exercise
	price $30.38, expiration date 7/22/14		1,692,000	3,793,253
	Steel Dynamics 5.125% exercise price $17.55,
	expiration date 6/15/14		1,836,000	1,961,078
	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37		2,492,000	3,097,868
	WellPoint 2.75% exercise price $75.57,
	expiration date 10/15/42		2,238,000	2,334,055
Total Convertible Bonds (cost $149,787,673)				156,787,082

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds – 46.97%
Automotive – 0.80%
*	America Axle & Manufacturing
	7.75% 11/15/19	USD	106,000	$115,143
	7.875% 3/1/17		6,881,000	7,147,639
*	ArvinMeritor 8.125% 9/15/15		8,616,000	8,702,160
*	Chrysler Group 8.25% 6/15/21		5,356,000	5,751,005
	Ford Motor 7.45% 7/16/31		12,734,000	16,172,179
	Ford Motor Credit
	5.00% 5/15/18		12,500,000	13,819,300
	12.00% 5/15/15		10,732,000	13,307,680
#	Hyundai Capital America 144A 2.125% 10/2/17		9,380,000	9,438,860
*	Tomkins 9.00% 10/1/18		1,842,000	2,072,250
				76,526,216
Banking – 4.86%
	Abbey National Treasury Services 4.00% 4/27/16		9,305,000	9,770,362
	AgriBank 9.125% 7/15/19		12,423,000	16,464,053
	Banco do Brasil 3.875% 10/10/22		8,745,000	8,740,628
*#	Banco Santander Chile 144A 3.875% 9/20/22		6,150,000	6,363,608
*	Bancolombia 5.125% 9/11/22		7,607,000	7,987,350
	Bank of America
	3.75% 7/12/16		16,230,000	17,407,600
	5.70% 1/24/22		10,070,000	12,002,715
	BB&T 5.25% 11/1/19		20,134,000	23,202,622
	BBVA U.S. Senior 4.664% 10/9/15		7,345,000	7,422,644
•	Branch Banking & Trust 0.719% 9/13/16		5,500,000	5,350,439
#	Caixa Economica Federal 144A 2.375% 11/6/17		11,900,000	11,887,386
	Capital One Capital V 10.25% 8/15/39		7,422,000	7,681,770
	City National 5.25% 9/15/20		13,865,000	15,307,736
#	CoBank 144A 7.875% 4/16/18		10,520,000	13,145,382
•	Fifth Third Capital Trust IV 6.50% 4/15/37		19,171,000	19,290,819
•#	HBOS Capital Funding 144A 6.071% 6/29/49		5,876,000	4,862,390
#	HSBC Bank 144A 4.75% 1/19/21		17,565,000	20,351,424
	HSBC Holdings 4.00% 3/30/22		16,900,000	18,549,846
	JPMorgan Chase
	2.00% 8/15/17		12,230,000	12,375,060
	2.92% 9/19/17	CAD	14,151,000	14,227,492
	6.00% 10/1/17	USD	11,420,000	13,520,618
	KeyBank 6.95% 2/1/28		19,095,000	23,473,463
	KeyCorp 5.10% 3/24/21		8,965,000	10,628,151

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	Morgan Stanley
	4.875% 11/1/22	USD	6,675,000	$6,761,228
	7.60% 8/8/17	NZD	7,138,000	6,266,696
•	National City Bank 0.78% 6/7/17	USD	10,600,000	10,314,574
	PNC Bank 6.875% 4/1/18		18,049,000	22,895,805
•#	PNC Preferred Funding Trust II 144A
	1.611% 3/31/49		13,400,000	11,524,000
•	SunTrust Bank 0.721% 8/24/15		6,285,000	6,082,101
	SVB Financial Group 5.375% 9/15/20		5,500,000	6,249,260
	U.S. Bancorp 2.95% 7/15/22		6,340,000	6,554,355
	U.S. Bank
	4.95% 10/30/14		5,005,000	5,410,350
	6.30% 2/4/14		2,361,000	2,527,635
•	USB Capital IX 3.50% 10/29/49		28,382,000	25,512,011
•	Wachovia 0.71% 10/15/16		7,950,000	7,741,090
	Wachovia Bank 5.60% 3/15/16		17,070,000	19,095,902
	Wells Fargo 3.50% 3/8/22		2,800,000	2,995,499
	Wells Fargo Bank 4.75% 2/9/15		10,855,000	11,766,505
	Zions Bancorporation
	4.50% 3/27/17		7,355,000	7,703,105
	7.75% 9/23/14		3,805,000	4,194,252
				463,607,926
Basic Industry – 5.10%
*	AK Steel 7.625% 5/15/20		3,279,000	2,852,730
	Alcoa
	5.40% 4/15/21		3,645,000	3,779,635
	*6.75% 7/15/18		22,359,000	25,842,509
#	Anglo American Capital 144A
	2.625% 4/3/17		12,685,000	12,776,877
	2.625% 9/27/17		15,275,000	15,326,095
	4.125% 9/27/22		2,560,000	2,615,060
	ArcelorMittal
	*6.50% 2/25/22		4,955,000	4,876,156
	10.10% 6/1/19		16,275,000	19,156,635
	Barrick Gold 3.85% 4/1/22		17,665,000	18,870,760
	Barrick North America Finance 4.40% 5/30/21		5,264,000	5,837,723
	Cabot
	2.55% 1/15/18		11,815,000	12,169,308
	3.70% 7/15/22		6,550,000	6,754,078

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Celanese U.S. Holdings 6.625% 10/15/18	USD	2,276,000	$2,492,220
*#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20		4,450,000	4,672,500
*•#	Cemex SAB 144A 5.362% 9/30/15		13,679,000	13,371,223
	Century Aluminum 8.00% 5/15/14		5,096,000	5,191,550
	CF Industries
	6.875% 5/1/18		19,634,000	24,138,588
	7.125% 5/1/20		6,726,000	8,537,830
#	CODELCO 144A 3.00% 7/17/22		9,295,000	9,407,088
	Compass Minerals International
	8.00% 6/1/19		3,601,000	3,907,085
	Domtar 4.40% 4/1/22		7,270,000	7,530,084
	Dow Chemical 8.55% 5/15/19		35,451,000	48,138,983
*#	Essar Steel Algoma 144A 9.875% 6/15/15		3,850,000	3,022,250
#	FMG Resources August 2006 144A
	6.875% 2/1/18		106,000	102,953
	*6.875% 4/1/22		1,937,000	1,828,044
	*7.00% 11/1/15		3,967,000	4,026,505
	Freeport-McMoran Copper & Gold
	3.55% 3/1/22		8,366,000	8,534,709
	Georgia-Pacific
	8.00% 1/15/24		24,421,000	34,355,462
	#144A 8.25% 5/1/16		1,890,000	2,023,009
#	HD Supply 144A 11.00% 4/15/20		2,915,000	3,330,388
	Headwaters 7.625% 4/1/19		6,918,000	7,108,245
	Hexion U.S. Finance 8.875% 2/1/18		8,639,000	8,768,585
	International Paper
	4.75% 2/15/22		9,646,000	11,004,205
	6.00% 11/15/41		3,540,000	4,349,609
	9.375% 5/15/19		2,347,000	3,234,551
	LyondellBasell Industries
	5.75% 4/15/24		8,525,000	9,910,313
	6.00% 11/15/21		4,560,000	5,295,300
#	MacDermid 144A 9.50% 4/15/17		4,283,000	4,497,150
#	Mexichem SAB 144A 4.875% 9/19/22		5,975,000	6,333,500
	Mohawk Industries 6.375% 1/15/16		2,349,000	2,666,115
#	Murray Energy 144A 10.25% 10/15/15		4,810,000	4,737,850
	Norcraft Finance 10.50% 12/15/15		3,493,000	3,519,198
	Nortek 8.50% 4/15/21		6,595,000	7,122,600

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Novelis 8.75% 12/15/20	USD	7,055,000	$7,813,413
=@	Port Townsend 12.431% 8/27/13		643,305	70,764
	Rio Tinto Finance USA 2.875% 8/21/22		30,530,000	30,826,171
#	Ryerson 144A
	9.00% 10/15/17		3,810,000	3,900,488
	11.25% 10/15/18		1,590,000	1,548,263
#	Samarco Mineracao 144A 4.125% 11/1/22		11,683,000	11,698,305
	Steel Dynamics 6.75% 4/1/15		2,595,000	2,646,900
#	Taminco Global Chemical 144A 9.75% 3/31/20		23,000	25,070
	Teck Resources
	3.00% 3/1/19		5,330,000	5,430,327
	3.75% 2/1/23		6,810,000	6,913,532
	Vale Overseas
	4.375% 1/11/22		15,055,000	16,100,570
	6.25% 1/23/17		500,000	582,835
#	Xstrata Finance Canada 144A
	4.00% 10/25/22		2,200,000	2,214,210
	5.30% 10/25/42		2,540,000	2,555,578
				486,341,684
Brokerage – 0.55%
•	Bear Stearns
	3.557% 4/24/14	AUD	15,000,000	15,455,255
	4.00% 12/7/12	AUD	6,340,000	6,578,413
	Jefferies Group
	6.25% 1/15/36	USD	6,538,000	6,603,380
	6.45% 6/8/27		4,100,000	4,317,792
	Lazard Group 6.85% 6/15/17		16,889,000	19,170,400
				52,125,240
Capital Goods – 0.73%
	Anixter 10.00% 3/15/14		2,164,000	2,364,170
*	Berry Plastics 9.75% 1/15/21		5,246,000	5,980,440
	Case New Holland 7.75% 9/1/13		4,069,000	4,292,795
#	Cemex Finance 144A 9.375% 10/12/22		4,510,000	4,735,500
#	Consolidated Container 144A 10.125% 7/15/20		3,004,000	3,206,770
	Kratos Defense & Security Solutions 10.00% 6/1/17		2,900,000	3,146,500
#	Plastipak Holdings 144A 10.625% 8/15/19		3,693,000	4,228,485
	Reynolds Group Issuer
	9.00% 4/15/19		13,490,000	13,726,075
	9.875% 8/15/19		235,000	247,338

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
#	Sealed Air 144A
	8.125% 9/15/19	USD	6,000	$6,585
	8.375% 9/15/21		8,000	8,840
#	URS 144A 5.00% 4/1/22		8,655,000	8,969,618
#	Votorantim Cimentos 144A 7.25% 4/5/41		16,180,000	18,445,199
				69,358,315
Communications – 6.29%
	America Movil
	3.125% 7/16/22		7,000,000	7,235,809
	5.00% 3/30/20		11,125,000	13,143,064
	American Tower
	4.50% 1/15/18		1,735,000	1,923,520
	4.70% 3/15/22		2,595,000	2,871,993
	5.90% 11/1/21		29,665,000	35,593,935
	Cablevision Systems
	8.00% 4/15/20		259,000	292,023
	8.625% 9/15/17		335,000	392,788
	CCO Holdings
	5.25% 9/30/22		3,925,000	3,964,250
	7.00% 1/15/19		76,000	82,080
	7.375% 6/1/20		2,300,000	2,587,500
	CenturyLink 5.80% 3/15/22		13,225,000	13,945,630
	Citizens Communications 6.25% 1/15/13		1,495,000	1,509,950
	Clear Channel Communications 9.00% 3/1/21		3,152,000	2,765,880
	Clear Channel Worldwide Holdings 7.625% 3/15/20		4,627,000	4,424,293
#	Clearwire Communications 144A 12.00% 12/1/15		5,676,000	6,061,410
#	Columbus International 144A 11.50% 11/20/14		8,041,000	9,086,330
	Comcast 4.65% 7/15/42		2,670,000	2,894,579
	Cricket Communications
	7.75% 5/15/16		882,000	937,125
	*7.75% 10/15/20		6,448,000	6,681,740
	Crown Castle International
	#144A 5.25% 1/15/23		325,000	337,594
	9.00% 1/15/15		1,893,000	2,034,975
#	Crown Castle Towers 144A 4.883% 8/15/20		51,600,000	59,061,514
#	Deutsche Telekom International Finance 144A
	2.25% 3/6/17		15,590,000	15,986,313
	3.125% 4/11/16		10,005,000	10,584,960
#	Digicel 144A 8.25% 9/1/17		2,277,000	2,470,545

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	Digicel Group 144A
	8.25% 9/30/20	USD	8,440,000	$9,136,300
	10.50% 4/15/18		229,000	255,335
	DirecTV Holdings
	3.80% 3/15/22		23,700,000	24,742,160
	5.15% 3/15/42		4,310,000	4,525,655
	DISH DBS
	5.875% 7/15/22		1,529,000	1,613,095
	7.125% 2/1/16		415,000	465,838
	7.875% 9/1/19		6,206,000	7,307,565
	Entravision Communications 8.75% 8/1/17		2,377,000	2,582,016
	Intelsat Bermuda 11.25% 2/4/17		7,576,000	7,983,210
	Intelsat Bermuda PIK
	11.50% 2/4/17		1,239,287	1,308,997
	#144A 11.50% 2/4/17		1,975,000	2,086,094
	Intelsat Jackson Holdings
	7.25% 10/15/20		3,558,000	3,793,718
	#144A 7.25% 10/15/20		65,000	69,225
	Interpublic Group 4.00% 3/15/22		12,800,000	13,451,840
	Level 3 Communications 11.875% 2/1/19		2,970,000	3,393,225
	Level 3 Financing 10.00% 2/1/18		4,182,000	4,683,840
	MDC Partners 11.00% 11/1/16		312,000	341,640
	MetroPCS Wireless 6.625% 11/15/20		2,908,000	3,137,005
#	Nara Cable Funding 144A 8.875% 12/1/18		6,560,000	6,232,000
	NBCUniversal Media 4.45% 1/15/43		19,935,000	20,682,822
	Nielsen Finance 11.625% 2/1/14		1,527,000	1,725,510
	NII Capital
	7.625% 4/1/21		6,077,000	4,831,215
	8.875% 12/15/19		1,557,000	1,315,665
#	Oi 144A 5.75% 2/10/22		17,413,000	18,849,573
#	ONO Finance II 144A 10.875% 7/15/19		2,094,000	1,832,250
	PAETEC Holding 8.875% 6/30/17		3,896,000	4,217,420
	Qwest 6.75% 12/1/21		12,490,000	14,964,544
#	Sinclair Television Group 144A 9.25% 11/1/17		3,400,000	3,782,500
#	Sirius XM Radio 144A 8.75% 4/1/15		4,500,000	5,130,000
#	SK Telecom 144A 2.125% 5/1/18		4,650,000	4,652,041
	Sprint Capital 8.75% 3/15/32		3,465,000	4,106,025

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Sprint Nextel
	6.00% 12/1/16	USD	2,955,000	$3,191,400
	8.375% 8/15/17		3,285,000	3,827,025
	9.125% 3/1/17		5,201,000	6,137,180
	Telecom Italia Capital 5.25% 10/1/15		6,095,000	6,468,319
*#	Telefonica Chile 144A 3.875% 10/12/22		12,275,000	12,225,225
	Telefonica Emisiones 6.421% 6/20/16		23,950,000	26,045,625
	Telesat Canada
	#144A 6.00% 5/15/17		3,660,000	3,833,850
	12.50% 11/1/17		1,932,000	2,154,180
	Time Warner Cable
	5.85% 5/1/17		7,452,000	8,925,812
	8.25% 4/1/19		14,091,000	19,076,692
#	Univision Communications 144A 6.875% 5/15/19		5,325,000	5,471,438
#	UPC Holding 144A 9.875% 4/15/18		2,304,000	2,597,760
#	UPCB Finance III 144A 6.625% 7/1/20		9,469,000	10,179,175
	Videotron Ltee 9.125% 4/15/18		2,093,000	2,268,289
#	VimpelCommunications 144A 7.748% 2/2/21		4,440,000	4,895,100
#	VimpelCom Holdings 144A
	•4.362% 6/29/14		6,515,000	6,560,403
	7.504% 3/1/22		2,644,000	2,862,130
	Virgin Media Finance 8.375% 10/15/19		3,394,000	3,920,070
	Virgin Media Secured Finance
	5.25% 1/15/21		1,010,000	1,178,677
	6.50% 1/15/18		35,143,000	38,305,869
#	Vivendi 144A
	3.45% 1/12/18		400,000	409,884
	6.625% 4/4/18		26,463,000	30,734,868
#	Wind Acquisition Finance 144A 11.75% 7/15/17		4,686,000	4,592,280
	Windstream
	7.875% 11/1/17		1,816,000	2,031,650
	8.125% 8/1/13		1,945,000	2,039,819
				600,000,843
Consumer Cyclical – 2.43%
	CKE Restaurants 11.375% 7/15/18		4,577,000	5,292,156
#	Daimler Finance North America
	144A 2.25% 7/31/19		12,115,000	12,144,246
	Darden Restaurants 3.35% 11/1/22		17,350,000	17,406,405
	Dave & Buster’s 11.00% 6/1/18		1,775,000	1,999,094
	Delphi 6.125% 5/15/21		6,275,000	6,965,250

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Dollar General 4.125% 7/15/17	USD	2,375,000	$2,493,750
	eBay 4.00% 7/15/42		25,635,000	25,814,957
	Express 8.75% 3/1/18		84,000	91,350
	Ford Motor Credit 3.984% 6/15/16		6,710,000	7,117,854
	Hanesbrands 6.375% 12/15/20		5,070,000	5,557,988
	Historic TW 6.875% 6/15/18		26,504,000	33,895,885
	Host Hotels & Resorts
	*4.75% 3/1/23		10,475,000	11,155,875
	5.25% 3/15/22		5,645,000	6,265,950
	5.875% 6/15/19		3,275,000	3,618,875
	Ingles Markets 8.875% 5/15/17		3,502,000	3,786,538
	Levi Strauss 7.625% 5/15/20		1,380,000	1,514,550
	Lowe’s 3.12% 4/15/22		12,850,000	13,597,433
	Macy’s Retail Holdings 5.90% 12/1/16		11,621,000	13,704,041
*	Quiksilver 6.875% 4/15/15		5,891,000	5,677,451
	Rite Aid 9.25% 3/15/20		1,815,000	1,864,913
#	Sealy Mattress 144A 10.875% 4/15/16		1,012,000	1,104,345
	Time Warner 4.70% 1/15/21		250,000	290,899
	Tops Markets 10.125% 10/15/15		2,389,000	2,521,888
	Walgreen 3.10% 9/15/22		20,165,000	20,576,063
	Western Union 3.65% 8/22/18		7,015,000	7,726,258
	Wyndham Worldwide
	4.25% 3/1/22		4,805,000	5,021,758
	5.625% 3/1/21		6,755,000	7,549,962
	5.75% 2/1/18		6,462,000	7,237,401
				231,993,135
Consumer Non-Cyclical – 4.24%
	Amgen
	3.625% 5/15/22		10,545,000	11,358,051
	3.875% 11/15/21		5,405,000	5,951,278
	5.375% 5/15/43		5,740,000	6,919,375
	Boston Scientific 6.00% 1/15/20		7,335,000	8,717,214
*#	BRF-Brasil Foods 144A 5.875% 6/6/22		14,765,000	16,647,538
	CareFusion 6.375% 8/1/19		35,940,000	42,899,494
	Celgene
	2.45% 10/15/15		4,630,000	4,830,488
	3.25% 8/15/22		2,880,000	2,974,873
	3.95% 10/15/20		11,675,000	12,746,111

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Constellation Brands
	4.625% 3/1/23	USD	2,890,000	$2,958,638
	6.00% 5/1/22		5,325,000	6,070,500
	Del Monte 7.625% 2/15/19		7,188,000	7,421,610
#	Dole Food 144A 8.00% 10/1/16		3,055,000	3,203,931
	Energizer Holdings 4.70% 5/24/22		19,025,000	20,447,158
	#Express Scripts Holding 144A 2.65% 2/15/17		8,970,000	9,372,968
	#Heineken 144A
	2.75% 4/1/23		6,325,000	6,404,619
	3.40% 4/1/22		13,610,000	14,570,621
	Jarden
	6.125% 11/15/22		2,145,000	2,316,600
	7.50% 1/15/20		2,320,000	2,552,000
#	Korea Expressway 144A 1.875% 10/22/17		9,585,000	9,501,074
#	Kraft Foods Group 144A 5.00% 6/4/42		10,230,000	11,996,598
	Laboratory Corporation of America Holdings
	2.20% 8/23/17		14,275,000	14,729,273
	3.75% 8/23/22		12,315,000	13,118,049
	NBTY 9.00% 10/1/18		7,168,000	8,064,000
#	Pernod-Ricard 144A
	2.95% 1/15/17		6,365,000	6,719,804
	5.50% 1/15/42		1,105,000	1,339,152
	5.75% 4/7/21		7,593,000	9,211,607
	Quest Diagnostics 4.70% 4/1/21		14,730,000	16,646,785
	Reynolds American
	3.25% 11/1/22		10,690,000	10,835,085
	4.75% 11/1/42		7,470,000	7,640,211
#	SABMiller Holdings 144A 3.75% 1/15/22		27,275,000	30,056,969
*	Safeway 4.75% 12/1/21		13,650,000	14,304,558
	Scotts Miracle-Gro 6.625% 12/15/20		3,518,000	3,839,018
	Tyson Foods 4.50% 6/15/22		11,020,000	11,736,300
#	Woolworths 144A
	3.15% 4/12/16		4,045,000	4,227,510
	4.55% 4/12/21		4,335,000	4,825,271
	Yale University 2.90% 10/15/14		4,905,000	5,139,743
	Zimmer Holdings
	3.375% 11/30/21		12,500,000	13,067,325
	4.625% 11/30/19		16,726,000	19,177,998
				404,539,397

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric – 3.11%
	Ameren Illinois 9.75% 11/15/18	USD	17,440,000	$24,248,943
#	American Transmission Systems 144A
	5.25% 1/15/22		20,345,000	23,624,105
#	APT Pipelines 144A 3.875% 10/11/22		7,390,000	7,380,179
	CenterPoint Energy 5.95% 2/1/17		11,365,000	13,286,299
#	Centrais Eletricas Brasileiras 144A 5.75% 10/27/21		9,552,000	10,746,000
	CMS Energy
	4.25% 9/30/15		6,995,000	7,475,647
	6.25% 2/1/20		8,285,000	9,925,960
	ComEd Financing III 6.35% 3/15/33		9,274,000	9,644,960
	Duquense Light Holdings 5.50% 8/15/15		3,168,000	3,447,649
•	FPL Group Capital
	6.35% 10/1/66		16,936,000	17,967,673
	6.65% 6/15/67		1,160,000	1,256,950
	Great Plains Energy 5.292% 6/15/22		15,025,000	17,257,460
•	Integrys Energy Group 6.11% 12/1/66		10,825,000	11,376,469
	Ipalco Enterprises 5.00% 5/1/18		5,745,000	6,075,527
	Jersey Central Power & Light 5.625% 5/1/16		3,240,000	3,723,638
	LG&E & KU Energy
	3.75% 11/15/20		12,102,000	12,560,291
	4.375% 10/1/21		16,415,000	18,152,216
	Pennsylvania Electric 5.20% 4/1/20		9,953,000	11,382,201
*#	Perusahaan Listrik Negara 144A 5.25% 10/24/42		2,855,000	2,929,801
	PPL Capital Funding
	4.20% 6/15/22		3,410,000	3,672,270
	•6.70% 3/30/67		6,100,000	6,433,987
	Public Service Company of Oklahoma
	5.15% 12/1/19		14,625,000	16,957,293
	Puget Energy 6.00% 9/1/21		4,685,000	5,273,459
•	Puget Sound Energy 6.974% 6/1/67		18,119,000	19,130,058
	SCANA 4.125% 2/1/22		10,490,000	11,036,309
•	Wisconsin Energy 6.25% 5/15/67		20,260,000	21,750,305
				296,715,649
Energy – 4.95%
	American Petroleum Tankers Parent
	10.25% 5/1/15		285,000	299,250
	AmeriGas Partners
	6.50% 5/20/21		1,467,000	1,562,355
	6.75% 5/20/20		1,290,000	1,393,200
	7.00% 5/20/22		1,521,000	1,659,791

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Antero Resources Finance 9.375% 12/1/17	USD	2,575,000	$2,851,813
	Chesapeake Energy
	6.125% 2/15/21		4,000	4,070
	*6.625% 8/15/20		25,000	26,375
	Comstock Resources 7.75% 4/1/19		2,282,000	2,327,640
	Continental Resources 5.00% 9/15/22		3,845,000	4,066,088
	Copano Energy
	7.125% 4/1/21		60,000	63,450
	7.75% 6/1/18		3,556,000	3,751,580
	Crosstex Energy
	#144A 7.125% 6/1/22		97,000	97,970
	8.875% 2/15/18		188,000	202,570
	Ecopetrol 7.625% 7/23/19		16,072,000	20,893,600
#	ENI 144A 4.15% 10/1/20		17,210,000	17,659,181
*	Forest Oil 7.25% 6/15/19		3,866,000	3,943,320
*#	Gazprom Neft 144A 4.375% 9/19/22		12,445,000	12,538,338
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16		3,204,000	3,320,145
#	Hercules Offshore 144A 10.50% 10/15/17		6,538,000	6,930,280
#	Hilcorp Energy I 144A
	7.625% 4/15/21		2,640,000	2,890,800
	8.00% 2/15/20		242,000	266,200
	Holly 9.875% 6/15/17		4,262,000	4,666,890
#	IPIC GMTN 144A 5.50% 3/1/22		7,350,000	8,507,625
	Linn Energy
	#144A 6.25% 11/1/19		1,435,000	1,442,175
	6.50% 5/15/19		1,210,000	1,225,125
	8.625% 4/15/20		2,780,000	3,054,525
*	Lukoil International Finance 6.125% 11/9/20		16,320,000	18,588,480
	Newfield Exploration 5.625% 7/1/24		2,085,000	2,230,950
	Pemex Project Funding Master Trust
	6.625% 6/15/35		4,660,000	5,836,650
	Petrobras International Finance
	3.50% 2/6/17		7,264,000	7,695,191
	3.875% 1/27/16		10,405,000	11,105,621
	5.375% 1/27/21		21,000,000	23,920,176
	Petrohawk Energy 7.25% 8/15/18		15,383,000	17,557,018
	Petroleos de Venezuela 9.00% 11/17/21		47,468,000	39,517,109
	Petroleos Mexicanos 5.50% 6/27/44		14,220,000	15,535,350

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Petroleum Development 12.00% 2/15/18	USD	3,355,000	$3,669,447
	Pioneer Drilling 9.875% 3/15/18		181,000	196,838
	Pride International 6.875% 8/15/20		38,285,000	49,301,431
*#	PTT 144A 3.375% 10/25/22		8,845,000	8,748,245
*	Quicksilver Resources 9.125% 8/15/19		3,211,000	3,146,780
	Range Resources
	5.00% 8/15/22		162,000	170,100
	5.75% 6/1/21		1,840,000	1,978,000
	8.00% 5/15/19		5,208,000	5,780,880
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		5,597,824	6,191,193
#	Samson Investment 144A 9.75% 2/15/20		1,659,000	1,758,540
	SandRidge Energy
	7.50% 3/15/21		1,868,000	1,952,060
	#144A 8.125% 10/15/22		2,993,000	3,232,440
	8.75% 1/15/20		30,000	32,550
#	Sinopec Group Overseas Development 2012
	144A 2.75% 5/17/17		10,055,000	10,487,466
#	Suburban Propane Partners 144A 7.375% 8/1/21		2,025,000	2,176,875
	Talisman Energy 5.50% 5/15/42		21,695,000	25,382,239
#	TNK-BP Finance 144A 7.50% 7/18/16		8,450,000	9,695,108
	Transocean
	3.80% 10/15/22		12,385,000	12,692,891
	5.05% 12/15/16		23,760,000	26,635,862
	Weatherford International
	4.50% 4/15/22		17,250,000	18,399,316
	9.625% 3/1/19		10,546,000	13,988,953
#	Woodside Finance 144A
	8.125% 3/1/14		4,095,000	4,462,358
	8.75% 3/1/19		11,176,000	14,976,421
				472,686,894
Finance Companies – 2.06%
#	Algeco Scotsman Global Finance 144A
	8.50% 10/15/18		12,365,000	12,797,775
#	CDP Financial 144A
	4.40% 11/25/19		20,171,000	23,397,614
	5.60% 11/25/39		3,130,000	4,021,274
	E Trade Financial 12.50% 11/30/17		7,447,000	8,470,963

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
	General Electric Capital
	#144A 3.80% 6/18/19	USD	8,320,000	$8,892,008
	5.50% 2/1/17	NZD	8,950,000	7,794,879
	5.55% 5/4/20	USD	11,300,000	13,463,283
	5.625% 5/1/18		3,170,000	3,769,983
	5.875% 1/14/38		1,000	1,236
	6.00% 8/7/19		38,621,000	47,374,835
	•6.25% 12/15/49		12,300,000	13,465,560
	•7.125% 12/15/49		8,000,000	9,189,368
•#	ILFC E-Capital Trust I 144A 4.52% 12/21/65		2,480,000	1,773,200
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		3,001,000	2,505,835
	International Lease Finance
	5.875% 4/1/19		3,856,000	4,104,400
	6.25% 5/15/19		3,232,000	3,499,451
	6.625% 11/15/13		170,000	178,500
	8.25% 12/15/20		3,395,000	4,010,344
	8.75% 3/15/17		6,429,000	7,538,967
#	Nuveen Investments 144A 9.50% 10/15/20		9,530,000	9,649,125
#	Temasek Financial I 144A 2.375% 1/23/23		11,275,000	11,168,688
				197,067,288
Healthcare – 0.56%
	Accellent 8.375% 2/1/17		2,810,000	2,887,275
	Air Medical Group Holdings 9.25% 11/1/18		4,250,000	4,600,625
	Bio-Rad Laboratories 8.00% 9/15/16		2,021,000	2,218,048
#	Biomet 144A
	6.50% 8/1/20		3,430,000	3,554,338
	6.50% 10/1/20		1,025,000	1,001,938
	Community Health Systems 8.00% 11/15/19		2,206,000	2,390,753
	HCA 7.50% 2/15/22		6,464,000	7,255,840
*	HCA Holdings 7.75% 5/15/21		7,174,000	7,765,854
#	Kinetic Concepts 144A
	10.50% 11/1/18		135,000	144,450
	12.50% 11/1/19		5,283,000	5,098,095
#	MultiPlan 144A 9.875% 9/1/18		6,726,000	7,432,230
#	Mylan 144A 6.00% 11/15/18		5,615,000	6,008,050
	Radnet Management 10.375% 4/1/18		2,660,000	2,686,600
				53,044,096

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Insurance – 2.34%
	Alleghany 4.95% 6/27/22	USD	6,955,000	$7,773,548
	American International Group
	5.85% 1/16/18		1,300,000	1,522,372
	6.40% 12/15/20		4,595,000	5,652,342
	•8.175% 5/15/58		1,778,000	2,226,945
	8.25% 8/15/18		13,905,000	18,106,659
•	Chubb 6.375% 3/29/67		13,273,000	14,467,570
#	Highmark 144A
	4.75% 5/15/21		5,710,000	5,842,187
	6.125% 5/15/41		2,145,000	2,254,286
*•	ING Groep 5.775% 12/29/49		6,320,000	6,004,000
#	ING US 144A 5.50% 7/15/22		10,545,000	11,485,561
#	Liberty Mutual Group 144A
	4.95% 5/1/22		10,020,000	10,963,353
	6.50% 5/1/42		11,465,000	13,111,982
	•7.00% 3/15/37		3,778,000	3,768,555
	MetLife
	3.048% 12/15/22		12,445,000	12,648,687
	6.40% 12/15/36		35,000	38,221
	6.817% 8/15/18		10,550,000	13,349,010
#	MetLife Capital Trust X 144A 9.25% 4/8/38		11,710,000	16,335,450
#	Metropolitan Life Global Funding I 144A
	3.875% 4/11/22		2,760,000	3,049,993
*	Montpelier Re Holdings 4.70% 10/15/22		9,190,000	9,438,755
	Prudential Financial
	3.875% 1/14/15		4,320,000	4,595,819
	4.50% 11/15/20		3,640,000	4,079,046
	4.50% 11/16/21		3,310,000	3,711,040
	•5.875% 9/15/42		4,295,000	4,536,594
	6.00% 12/1/17		7,845,000	9,498,828
=t‡#	Twin Reefs Pass Through Trust 144A
	0.00% 12/29/49		1,900,000	0
	WellPoint
	1.875% 1/15/18		455,000	461,645
	3.30% 1/15/23		19,850,000	20,576,985
•	XL Group 6.50% 12/29/49		5,319,000	4,959,968
•#	ZFS Finance USA Trust II 144A 6.45% 12/15/65		12,255,000	13,235,400
				223,694,801

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Natural Gas – 2.62%
#	CNOOC Finance 2012 144A 3.875% 5/2/22	USD	15,220,000	$16,372,854
	El Paso Pipeline Partners Operating
	6.50% 4/1/20		12,790,000	15,724,550
•	Enbridge Energy Partners 8.05% 10/1/37		18,785,000	21,483,916
	Energy Transfer Partners 9.70% 3/15/19		8,635,000	11,639,695
	Enterprise Products Operating
	•7.034% 1/15/68		25,380,000	29,028,654
	•8.375% 8/1/66		1,492,000	1,702,263
	9.75% 1/31/14		3,046,000	3,378,970
#	GDF Suez 144A 2.875% 10/10/22		10,385,000	10,450,623
	Kinder Morgan Energy Partners
	3.45% 2/15/23		5,601,000	5,886,780
	6.375% 3/1/41		315,000	411,510
	9.00% 2/1/19		16,492,000	22,350,701
	NiSource Finance 5.80% 2/1/42		10,475,000	12,583,094
#	Pertamina Persero 144A
	4.875% 5/3/22		9,365,000	10,207,850
	*6.00% 5/3/42		8,840,000	10,011,300
	Plains All American Pipeline 8.75% 5/1/19		14,204,000	19,286,589
	Sempra Energy 2.875% 10/1/22		13,190,000	13,550,074
•	TransCanada Pipelines 6.35% 5/15/67		27,180,000	29,237,255
	Williams Partners 7.25% 2/1/17		13,298,000	16,371,061
				249,677,739
Real Estate – 2.08%
	Alexandria Real Estate Equities 4.60% 4/1/22		13,785,000	14,951,817
	Boston Properties 3.85% 2/1/23		10,885,000	11,765,324
	Brandywine Operating Partnership 4.95% 4/15/18		10,955,000	12,026,268
	BRE Properties 3.375% 1/15/23		10,370,000	10,425,936
	Developers Diversified Realty
	*4.625% 7/15/22		3,655,000	4,057,346
	4.75% 4/15/18		7,770,000	8,730,380
	7.50% 4/1/17		5,330,000	6,437,499
	7.875% 9/1/20		9,374,000	12,210,076
	9.625% 3/15/16		3,656,000	4,538,738
	Digital Realty Trust
	5.25% 3/15/21		16,343,000	18,512,663
	5.875% 2/1/20		7,425,000	8,651,462
	Liberty Property 4.125% 6/15/22		6,240,000	6,645,999
	Mack-Cali Realty 4.50% 4/18/22		8,860,000	9,554,473

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
	National Retail Properties 3.80% 10/15/22	USD	2,200,000	$2,282,859
#	Qatari Diar Finance 144A 5.00% 7/21/20		7,392,000	8,648,640
	Realty Income
	2.00% 1/31/18		5,970,000	6,028,273
	3.25% 10/15/22		6,840,000	6,862,107
	Regency Centers
	4.80% 4/15/21		9,255,000	10,371,375
	5.875% 6/15/17		2,168,000	2,516,526
	UDR 4.625% 1/10/22		9,500,000	10,613,923
•#	USB Realty 144A 1.487% 12/22/49		4,700,000	3,975,965
#	WEA Finance 144A
	3.375% 10/3/22		7,320,000	7,433,533
	4.625% 5/10/21		10,480,000	11,554,483
				198,795,665
Services – 1.08%
	Ameristar Casinos 7.50% 4/15/21		5,515,000	5,928,624
#	Equinox Holdings 144A 9.50% 2/1/16		1,309,000	1,397,358
	FTI Consulting
	6.75% 10/1/20		3,665,000	3,921,550
	7.75% 10/1/16		1,035,000	1,068,638
	Geo Group 6.625% 2/15/21		4,087,000	4,424,178
#	H&E Equipment Services 144A 7.00% 9/1/22		5,130,000	5,360,850
	Harrah’s Operating 11.25% 6/1/17		2,161,000	2,350,088
	Iron Mountain
	7.75% 10/1/19		1,550,000	1,755,375
	8.00% 6/15/20		2,163,000	2,300,891
	*8.375% 8/15/21		39,000	43,290
	Kansas City Southern de Mexico
	6.125% 6/15/21		61,000	68,473
	8.00% 2/1/18		1,638,000	1,834,560
*	M/I Homes 8.625% 11/15/18		4,535,000	4,931,813
	MGM Resorts International
	#144A 6.75% 10/1/20		1,000,000	995,000
	7.75% 3/15/22		111,000	115,301
	10.375% 5/15/14		220,000	248,325
	11.375% 3/1/18		11,732,000	13,843,759
	13.00% 11/15/13		3,503,000	3,923,360

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Services (continued)
PHH
*7.375% 9/1/19	USD	3,265,000	$3,509,875
9.25% 3/1/16		7,771,000	9,014,359
Pinnacle Entertainment
*7.75% 4/1/22		67,000	72,863
8.75% 5/15/20		2,608,000	2,862,280
Royal Caribbean Cruises 7.00% 6/15/13		4,625,000	4,786,875
Ryland Group 8.40% 5/15/17		4,694,000	5,656,270
Standard Pacific 10.75% 9/15/16		4,652,000	5,791,740
# United Air Lines 144A 12.00% 11/1/13		5,585,000	5,752,550
# UR Merger Sub 144A
5.75% 7/15/18		30,000	32,363
7.625% 4/15/22		49,000	53,839
8.25% 2/1/21		145,000	160,950
10.25% 11/15/19		6,046,000	7,013,359
West 7.875% 1/15/19		2,169,000	2,223,225
Wynn Las Vegas 7.75% 8/15/20		1,030,000	1,161,325
			102,603,306
Technology – 1.93%
Amkor Technology 7.375% 5/1/18		2,415,000	2,445,188
Applied Materials 4.30% 6/15/21		600,000	685,139
Aspect Software 10.625% 5/15/17		172,000	162,540
Avaya
#144A 7.00% 4/1/19		3,081,000	2,826,818
*9.75% 11/1/15		4,954,000	4,433,830
*10.125% 11/1/15		1,071,000	955,868
CDW 12.535% 10/12/17		3,621,000	3,897,101
Fidelity National Information Services
7.875% 7/15/20		1,408,000	1,580,480
First Data
#144A 7.375% 6/15/19		31,000	32,240
9.875% 9/24/15		6,006,000	6,163,658
10.55% 9/24/15		3,495,000	3,599,850
*11.25% 3/31/16		3,534,000	3,472,155
Fiserv 3.50% 10/1/22		5,925,000	6,041,468
GXS Worldwide 9.75% 6/15/15		10,185,000	10,579,669
Infor US 9.375% 4/1/19		1,472,000	1,633,920
Jabil Circuit 7.75% 7/15/16		1,178,000	1,366,480
MagnaChip Semiconductor 10.50% 4/15/18		233,000	263,290

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
	Motorola Solutions 3.75% 5/15/22	USD	21,640,000	$22,554,592
	National Semiconductor 6.60% 6/15/17		24,882,000	30,916,680
	Oracle
	2.50% 10/15/22		19,020,000	19,405,764
	5.75% 4/15/18		1,073,000	1,322,549
#	Samsung Electronics America 144A
	1.75% 4/10/17		11,685,000	11,825,559
#	Seagate Technology International 144A
	10.00% 5/1/14		10,270,000	11,194,300
	Symantec 4.20% 9/15/20		9,630,000	10,252,271
*#	Tencent Holdings 144A 3.375% 3/5/18		13,530,000	13,835,250
	Xerox 6.35% 5/15/18		11,188,000	13,127,496
				184,574,155
Transportation – 0.87%
#	Brambles USA 144A
	3.95% 4/1/15		20,145,000	21,060,409
	5.35% 4/1/20		7,310,000	8,205,036
#	ERAC USA Finance 144A 5.25% 10/1/20		30,240,000	34,741,557
#	Penske Truck Leasing 144A
	3.375% 3/15/18		5,105,000	5,088,802
	3.75% 5/11/17		10,150,000	10,374,406
	4.875% 7/11/22		3,785,000	3,876,968
				83,347,178
Utilities – 0.37%
	AES
	7.375% 7/1/21		75,000	84,188
	8.00% 6/1/20		2,442,000	2,832,720
#	Calpine 144A 7.875% 7/31/20		4,205,000	4,625,500
	Elwood Energy 8.159% 7/5/26		2,911,211	2,994,908
*	GenOn Energy 9.875% 10/15/20		4,116,000	4,640,790
#	Korea Hydro & Nuclear Power 144A
	3.00% 9/19/22		12,905,000	12,952,335
*	Mirant Americas Generation 8.50% 10/1/21		2,303,000	2,521,785
	NRG Energy
	7.625% 1/15/18		925,000	1,015,188
	7.875% 5/15/21		3,694,000	4,063,400
				35,730,814
Total Corporate Bonds (cost $4,154,463,042)				4,482,430,341

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Municipal Bond – 0.00%
	Oregon State Taxable Pension 5.892% 6/1/27	USD	305,000	$387,280
Total Municipal Bond (cost $305,000)				387,280

Non-Agency Asset-Backed Securities – 1.69%
•	Ally Master Owner Trust Series 2011-1 A1
	1.084% 1/15/16		10,500,000	10,579,506
	Ameriquest Mortgage Securities
	Series 2003-8 AF4 5.82% 10/25/33		65,676	66,638
#	Avis Budget Rental Car Funding AESOP
	Series 2011-2A A 144A 2.37% 11/20/14		5,455,000	5,605,689
	Capital One Multi-Asset Execution Trust
	•Series 2007-A1 A1 0.264% 11/15/19		1,500,000	1,488,948
	Series 2007-A7 A7 5.75% 7/15/20		20,500,000	25,061,331
	CenterPoint Energy Transition Bond
	Series 2012-1 A2 2.161% 10/15/21		4,200,000	4,397,639
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39		3,938,000	5,310,440
	Citicorp Residential Mortgage Securities
	Series 2006-3 A4 5.703% 11/25/36		5,065,756	5,053,091
	Series 2006-3 A5 5.948% 11/25/36		5,800,000	5,253,704
•	Citifinancial Mortgage Securities
	Series 2003-2 AF4 4.598% 5/25/33		253,832	236,870
•#	CNH Wholesale Master Note Trust
	Series 2011-1A A 144A 1.014% 12/15/15		11,750,000	11,759,200
	Contimortgage Home Equity Trust
	Series 1996-4 A8 7.22% 1/15/28		6,540	6,499
	Countrywide Asset-Backed Certificates
	Series 2006-13 1AF3 5.944% 1/25/37		25,935	23,222
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20		1,980,000	2,408,375
	Series 2012-A1 A1 0.81% 8/15/17		10,010,000	10,089,590
#	Enterprise Fleet Financing Series 2012-1 A2
	144A 1.14% 11/20/17		2,000,000	2,011,868
	GE Capital Credit Card Master Note Trust
	Series 2012-2A 2.22% 1/15/22		4,945,000	5,093,395
	Series 2012-6 A 1.36% 8/17/20		15,630,000	15,778,985
#	Golden Credit Card Trust 144A
	Series 2012-2A A1 1.77% 1/15/19		8,045,000	8,275,044
	Series 2012-5A A 0.79% 9/15/17		10,330,000	10,330,000

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
#	Master Credit Card Trust
	Series 2012-2A A 144A 0.78% 4/21/17	USD	7,500,000	$7,498,500
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		431,256	438,202
	Mid-State Trust Series 11 A1 4.864% 7/15/38		385,736	397,926
•	RASC Trust
	Series 2006-EMX1 A2 0.441% 1/25/36		2,617,687	2,454,223
	Series 2006-KS3 AI3 0.381% 4/25/36		38,225	36,612
#	Sonic Capital Series 2011-1A A2 144A
	5.438% 5/20/41		9,282,963	10,359,508
•#	Trafigura Securitisation Finance
	Series 2012-1A A 144A 2.614% 10/15/15		6,960,000	7,073,100
	World Financial Network Credit Card Master
	Trust Series 2012-B A 1.76% 5/17/21		4,565,000	4,586,341
Total Non-Agency Asset-Backed Securities
	(cost $155,795,932)			161,674,446

Non-Agency Collateralized Mortgage Obligations – 0.38%
	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		1,182,379	1,196,642
	Bank of America Alternative Loan Trust
	Series 2005-1 2A1 5.50% 2/25/20		442,153	448,026
	Series 2005-3 2A1 5.50% 4/25/20		371,652	390,051
	Series 2005-6 7A1 5.50% 7/25/20		1,331,152	1,385,689
	Bank of America Funding
	Series 2006-5 2A10 5.75% 9/25/36		68,503	68,344
•	Bank of America Mortgage Securities
	Series 2003-D 1A2 2.997% 5/25/33		718	642
	Series 2003-E 2A2 3.133% 6/25/33		143,132	144,206
	Series 2005-I 2A2 3.095% 10/25/35		14,762	1,177
•	Chase Mortgage Finance
	Series 2005-A1 3A1 4.91% 12/25/35		988,966	905,124
•	Chaseflex Trust
	Series 2006-1 A4 6.23% 6/25/36		6,119,000	4,916,744
	Citicorp Mortgage Securities
	Series 2006-3 1A9 5.75% 6/25/36		983,543	992,674
	Series 2006-4 3A1 5.50% 8/25/21		638,682	664,999
•	Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.085% 8/25/34		700,694	713,288

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Countrywide Alternative Loan Trust Series
	2005-57CB 4A3 5.50% 12/25/35	USD	564,562	$455,255
t•	Countrywide Home Loan Mortgage Pass
	Through Trust
	Series 2003-21 A1 3.106% 5/25/33		54,688	54,975
	Series 2004-HYB2 2A 2.942% 7/20/34		185,094	157,776
	Series 2004-HYB5 3A1 3.109% 4/20/35		182,622	149,223
	Credit Suisse First Boston Mortgage Securities
	Series 2004-1 3A1 7.00% 2/25/34		86,206	91,221
	First Horizon Asset Securities
	Series 2004-5 2A1 6.25% 8/25/17		31,740	32,771
•#	GSMPS Mortgage Loan Trust
	Series 1998-3 A 144A 7.75% 9/19/27		74,661	79,058
•	GSR Mortgage Loan Trust
	Series 2004-9 4A1 2.707% 8/25/34		149,680	147,655
	Series 2006-AR1 3A1 4.786% 1/25/36		911,231	824,029
•	JPMorgan Mortgage Trust
	Series 2005-A2 5A1 4.281% 4/25/35		43,468	44,231
	Series 2005-A8 1A1 5.258% 11/25/35		704,581	692,925
	Series 2005-A8 2A1 2.888% 11/25/35		200,246	200,377
	Series 2006-A2 3A3 5.523% 4/25/36		2,172,533	1,950,340
	Series 2007-A1 7A4 3.023% 7/25/35		166,906	87,990
•	MASTR ARM Trust
	Series 2003-6 1A2 2.70% 12/25/33		52,064	51,833
	Series 2004-10 2A2 3.332% 10/25/34		72,315	35,188
	Series 2005-6 7A1 5.316% 6/25/35		1,380,851	1,361,493
	Series 2005-7 2A2 2.683% 9/25/35		8,927	437
	Series 2006-2 4A1 3.565% 2/25/36		317,333	299,380
t	Washington Mutual Alternative Mortgage
	Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		448,326	178,947
t	Washington Mutual Mortgage Pass
	Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18		516,813	533,840
	Series 2004-CB3 1A 6.00% 10/25/34		505,941	543,583
	Series 2006-AR14 2A1 4.962% 11/25/36		6,276,271	5,228,817
	Wells Fargo Mortgage-Backed Securities Trust
	Series 2005-18 1A1 5.50% 1/25/36		1,170,291	1,147,641
	Series 2006-2 3A1 5.75% 3/25/36		4,206,856	4,204,121
	Series 2006-3 A11 5.50% 3/25/36		3,089,962	3,171,781

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
•Series 2006-AR5 2A1 2.615% 4/25/36	USD	2,741,658	$2,409,802
Series 2007-8 2A6 6.00% 7/25/37		296,834	285,477
Series 2007-14 1A1 6.00% 10/25/37		235,187	234,878
Total Non-Agency Collateralized Mortgage
Obligations (cost $32,913,308)			36,482,650

ΔRegional Bonds – 3.03%
Australia – 1.69%
New South Wales Treasury
6.00% 4/1/19	AUD	18,906,000	22,555,921
6.00% 3/1/22	AUD	20,383,000	24,739,004
Queensland Treasury 6.25% 6/14/19	AUD	56,838,000	68,616,453
Victoria Treasury 6.00% 10/17/22	AUD	36,593,000	44,961,195
			160,872,573
Canada – 1.34%
Province of British Columbia 2.00% 10/23/22	USD	18,520,000	18,484,997
Province of Manitoba Canada 2.10% 9/6/22		17,745,000	17,806,593
Province of Ontario Canada
3.15% 6/2/22	CAD	44,777,000	46,397,757
4.00% 6/2/21	CAD	37,290,000	41,430,347
Province of Quebec Canada 4.25% 12/1/21	CAD	3,235,000	3,628,835
			127,748,529
Total Regional Bonds (cost $277,675,594)			288,621,102

«Senior Secured Loans – 5.32%
Allied Security Holdings Tranche 2L
8.50% 1/21/18	USD	2,715,000	2,726,878
Avaya
Tranche B-3 4.814% 10/27/17		4,916,146	4,403,367
Tranche B1 3.034% 10/24/14		8,751,993	8,530,743
Avis Budget Car Rental Tranche C 4.25% 8/7/19		2,445,000	2,467,702
Bausch & Lomb
4.75% 6/27/15		1,473,000	1,491,413
Tranche B 4.75% 4/17/19		8,398,950	8,506,961
BJ’S Wholesale Club 1st Lien 6.50% 9/29/18		3,010,000	3,046,572
BNY ConvergEx Group
8.75% 11/29/17		1,695,142	1,581,432
8.75% 12/16/17		4,039,858	3,768,865

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
	Brickman Group Holdings Tranche B1
	5.50% 10/14/16	USD	5,016,273	$5,085,247
	Brock Holdings III
	10.00% 2/15/18		7,951,797	8,031,315
	Tranche B 6.00% 2/15/17		2,838,296	2,851,608
	Burlington Coat Factory 5.75% 5/1/17		12,983,883	13,111,708
	Caesars Entertainment Tranche B6
	5.494% 1/28/18		11,444,000	10,289,643
	Chesapeake Energy 8.50% 12/2/17		2,226,801	2,233,114
	Chrysler Group Tranche B 6.00% 5/24/17		11,042,335	11,303,044
	Clear Channel Communication
	Tranche A 3.639% 7/30/14		16,812,340	16,381,523
	Tranche B 3.889% 1/29/16		9,739,940	8,035,499
	CPG International 5.75% 9/4/19		2,150,000	2,158,063
	Cricket Communications Tranche B 3.50% 9/24/19		2,150,000	2,162,105
	David’s Bridal Tranche B 5.25% 9/25/19		2,150,000	2,149,334
	DaVita
	Tranche B 4.50% 10/20/16		6,745,671	6,801,289
	Tranche B2 4.00% 8/1/19		3,685,000	3,694,213
	Delos Aircraft 4.75% 3/17/16		1,750,000	1,776,250
	Delta Air Lines Tranche B 5.50% 4/20/17		10,483,280	10,510,798
	Deltek
	6.00% 8/26/17		2,150,000	2,168,823
	10.00% 8/28/17		360,000	366,300
	Dynegy Power Tranche 1st Lien 9.25% 8/5/16		4,902,860	5,126,552
	Emdeon Tranche B 5.00% 11/2/18		6,148,615	6,230,084
	Equipower Resources Holdings
	1st Lien 6.50% 11/23/18		2,059,838	2,077,861
	2nd Lien 10.00% 5/23/19		3,660,000	3,743,887
	Essar Steel Algoma 8.75% 9/12/14		3,735,000	3,781,688
	First Data 5.00% 3/24/17		3,187,445	3,143,617
§@	GenCorp 9.00% 7/22/13		6,540,000	6,540,000
	Generac Power Systems Tranche B 6.25% 5/30/18		3,970,050	4,064,339
	GenOn Energy Tranche B 6.00% 12/3/17		3,723,488	3,763,068
	Getty Images Tranche B 4.75% 9/19/19		4,000,000	4,018,320
	Goodman Global Tranche B 5.75% 10/28/16		1,527,946	1,533,676
	Gray Television 4.75% 10/11/19		4,300,000	4,316,512
	HD Supply Tranche B 7.25% 10/12/17		3,770,000	3,897,841
§@	Hertz 6.375% 8/26/13		3,420,000	3,428,550

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Hologic Tranche B 4.50% 4/29/19	USD	6,927,638	$7,018,563
Houghton International Tranche B1
6.75% 1/11/16		3,858,390	3,896,974
IASIS Healthcare Tranche B 5.00% 5/3/18		8,218,445	8,251,853
Immucor 5.75% 8/9/19		8,896,079	8,999,852
Ineos US Finance 6.50% 5/4/18		4,228,172	4,293,350
Infor US Tranche B2 4.00% 4/5/18		4,468,800	4,526,760
Intelsat Jackson Holdings Tranche B1
4.50% 4/2/18		8,353,851	8,424,316
Kinetic Concepts Tranche B 7.00% 1/12/18		9,771,163	9,913,381
Landry’s Tranche B 6.50% 3/22/18		9,666,425	9,784,259
Level 3 Financing Tranche B 1st Lien
4.75% 8/1/19		10,210,000	10,288,412
MModal Tranche B 6.75% 7/2/19		5,140,000	5,110,034
MTL Publishing Tranche B 5.50% 11/14/17		3,496,238	3,548,681
MultiPlan Tranche B 4.75% 8/26/17		6,386,265	6,424,838
Nuveen Investments
5.863% 5/13/17		5,253,365	5,259,118
8.25% 3/1/19		9,519,000	9,709,380
Extended 1st Lien 5.96% 5/13/17		1,565,000	1,564,609
Tranche B 7.25% 5/13/17		3,760,000	3,804,669
NXP 5.25% 2/13/19		6,865,500	6,959,901
OSI Restaurant Partners Tranche B 1st Lien
3.50% 10/5/19		5,920,000	5,958,865
Par Pharmaceutical Tranche B 5.00% 8/2/19		7,310,000	7,301,630
Party City Holdings Tranche B 5.75% 7/10/19		7,405,000	7,487,381
Peninsula Gaming Tranche B 5.75% 5/16/17		7,360,000	7,456,637
PF Chang’s China Bistro Tranche B
6.25% 5/15/19		2,860,000	2,910,050
Pharmaceutical Product Development
6.25% 11/10/18		4,108,950	4,171,098
PQ
6.74% 7/30/15		16,985,000	16,900,074
1st Lien 3.25% 7/30/14		80,584	80,506
Protection One 5.75% 3/31/19		4,699,064	4,747,535
Remy International Tranche B 6.25% 12/16/16		3,342,445	3,364,739
Reynolds Group Holdings 1st Lien 4.75% 9/21/18		8,694,070	8,740,800
RGIS Services 5.50% 5/3/17		5,252,278	5,278,540
Samson Investment 2nd Lien 6.00% 9/10/18		4,380,000	4,426,538
Sensus USA 2nd Lien 8.50% 4/13/18		6,235,000	6,258,381

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Seven Seas Cruises Tranche B 6.25% 2/16/19	USD	5,080,000	$5,175,250
§@ Silver II Acquisition 8.00% 9/25/20		9,680,000	9,680,000
Sophia Tranche B 6.25% 6/5/18		2,050,387	2,079,862
SRAM 8.50% 11/12/18		1,600,000	1,624,000
Supervalue Tranche B 8.00% 8/1/18		3,306,713	3,337,465
Swift Transportation Tranche B2 1.25% 12/15/17		5,183,791	5,234,826
Taminco Global Chemical 5.25% 2/15/19		3,699,081	3,743,470
Toys R US Delaware
Tranche B 6.00% 9/1/16		13,073,458	13,073,457
Tranche B2 5.25% 5/25/18		1,653,258	1,626,988
§@ TPC Group 8.25% 8/27/13		11,320,000	11,319,999
Truven Health Tranche B 5.75% 5/23/19		1,135,000	1,137,838
Univision Communications 4.489% 3/31/17		2,011,337	1,970,799
US TelePacific 5.75% 2/10/17		4,304,695	4,242,277
Vantage Drilling Tranche B 6.25% 10/17/17		5,130,000	4,983,436
Warner Chilcott
Tranche B1 4.25% 3/15/18		1,589,496	1,597,443
Tranche B2 4.25% 3/15/18		576,005	578,885
Tranche B3 4.25% 3/15/18		792,007	795,967
West Tranche B6 5.75% 8/1/18		8,797,950	8,945,052
Wide Open West Finance 1st Lien
6.25% 7/17/18		8,713,163	8,809,051
Wolverine Healthcare Tranche B 6.75% 6/6/19		5,147,100	5,159,968
Yankee Candle 5.25% 3/2/19		1,786,025	1,803,510
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		6,136,000	6,172,816
Total Senior Secured Loans (cost $497,515,111)			507,253,887

ΔSovereign Bonds – 9.43%
Brazil – 0.53%
Brazil Government International Bond
5.625% 1/7/41		6,624,000	8,511,840
8.875% 10/14/19		12,580,000	18,178,100
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/17	BRL	45,356,000	23,494,951
			50,184,891
Colombia – 0.44%
Colombia Government International Bond
4.375% 3/21/23	COP	44,514,000,000	24,301,152
6.125% 1/18/41	USD	13,155,000	18,022,350
			42,323,502

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Finland – 0.15%
Finland Government Bond 4.00% 7/4/25	EUR	9,289,000	$14,637,862
			14,637,862
Indonesia – 0.94%
Indonesia Treasury Bond
7.00% 5/15/22	IDR	352,328,000,000	40,250,998
7.00% 5/15/27	IDR	169,000,000,000	18,902,900
11.00% 11/15/20	IDR	111,000,000,000	15,452,241
# Republic of Indonesia 144A 5.25% 1/17/42	USD	13,143,000	15,213,023
			89,819,162
Ireland – 0.13%
# Vnesheconombank Via VEB Finance 144A
6.025% 7/5/22		11,405,000	12,788,427
			12,788,427
Malaysia – 0.06%
Malaysia Government Bond
4.262% 9/15/16	MYR	15,658,000	5,351,751
			5,351,751
Mexico – 1.11%
Mexican Bonos
6.00% 6/18/15	MXN	457,155,600	35,790,633
6.50% 6/10/21	MXN	71,091,100	5,814,489
6.50% 6/9/22	MXN	75,281,000	6,182,122
8.00% 12/17/15	MXN	573,024,900	47,431,820
Mexico Government International Bond
4.75% 3/8/44	USD	10,090,000	11,225,125
			106,444,189
Netherlands – 0.33%
* Republic of Angola Via Northern Lights III
7.00% 8/16/19		28,383,000	31,859,918
Norway – 1.36%
Norway Government Bond
4.25% 5/19/17	NOK	58,455,000	11,479,227
4.50% 5/22/19	NOK	197,713,000	40,667,990
5.00% 5/15/15	NOK	406,913,000	77,655,043
			129,802,260

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Panama – 0.29%
Panama Government International Bond
6.70% 1/26/36	USD	4,581,000	$6,543,959
7.125% 1/29/26		5,600,000	8,064,000
7.25% 3/15/15		3,504,000	4,003,320
8.875% 9/30/27		5,330,000	8,687,900
			27,299,179
Peru – 0.32%
Peruvian Government International Bond
5.625% 11/18/50		4,410,000	5,733,000
7.125% 3/30/19		18,619,000	24,577,080
			30,310,080
Philippines – 0.26%
Philippine Government International Bond
5.00% 1/13/37		9,940,000	11,865,875
9.50% 10/21/24		7,927,000	13,000,280
			24,866,155
Poland – 0.49%
Poland Government Bond 5.75% 10/25/21	PLN	135,889,000	46,488,510
			46,488,510
Republic of Korea – 0.13%
Korea Treasury Inflation-Linked Bond
2.75% 6/10/20	KRW	11,293,368,527	12,124,513
			12,124,513
South Africa – 1.27%
# Eskom Holdings 144A 5.75% 1/26/21		13,410,000	14,885,100
Republic of South Africa
7.25% 1/15/20	ZAR	241,022,000	29,054,499
8.00% 12/21/18	ZAR	192,304,000	24,280,591
10.50% 12/21/26	ZAR	369,917,000	52,794,578
			121,014,768
Sri Lanka – 0.16%
# Sri Lanka Government International Bond
144A 5.875% 7/25/22	USD	13,896,000	15,285,600
			15,285,600

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Sweden – 0.02%
# Kommuninvest I Sverige 144A
1.00% 10/24/17	USD	1,700,000	$1,702,880
			1,702,880
Turkey – 0.14%
Turkey Government Bond 9.00% 3/5/14	TRY	23,582,000	13,568,825
			13,568,825
United Kingdom – 1.15%
United Kingdom Gilt
4.00% 3/7/22	GBP	32,207,121	62,402,706
4.25% 12/7/27	GBP	6,612,000	13,207,251
4.50% 3/7/19	GBP	6,906,000	13,474,478
4.75% 3/7/20	GBP	10,194,200	20,421,519
			109,505,954
Uruguay – 0.15%
Uruguay Government International Bond
8.00% 11/18/22	USD	9,967,500	14,452,875
			14,452,875
Total Sovereign Bonds (cost $865,765,651)			899,831,301

Supranational Banks – 0.48%
Andina de Fomento 4.375% 6/15/22		8,910,000	9,733,079
International Bank for Reconstruction &
Development
3.375% 4/30/15	NOK	94,610,000	17,251,813
3.625% 6/22/20	NOK	54,680,000	10,226,695
6.00% 2/15/17	AUD	7,700,000	8,787,367
Total Supranational Banks (cost $42,113,655)			45,998,954

U.S. Treasury Obligations – 5.66%
U.S. Treasury Bond 3.00% 5/15/42	USD	206,354,000	213,189,476
U.S. Treasury Notes
0.75% 10/31/17		4,100,000	4,107,688
∞1.625% 8/15/22		324,245,000	322,522,610
Total U.S. Treasury Obligations
(cost $537,257,875)			539,819,774

Statement of net assets
Delaware Diversified Income Fund

		Number of shares	Value (U.S. $)
Common Stock – 0.00%
=†	Calpine	1,195,000	$0
=†	Century Communications	7,875,000	0
†	Delta Air Lines	197	1,897
†	GenOn Energy	2,075	5,333
	Masco	30	453
=∏†	PT Holdings	1,970	20
†	United Continental Holdings	10	192
Total Common Stock (cost $1,520,237)			7,895

Convertible Preferred Stock – 0.21%
*	Apache 6.00% exercise price $109.12,
	expiration date 8/1/23	68,650	3,203,209
	Aspen Insurance Holdings 5.625% exercise
	price $29.28, expiration date 12/31/49	62,854	3,731,956
	Bank of America 7.25% exercise price
	$50.00, expiration date 12/31/49	1,277	1,419,386
#	Chesapeake Energy 144A 5.75% exercise
	price $27.90, expiration date 12/31/49	788	749,093
	HealthSouth 6.50% exercise price $30.50,
	expiration date 12/31/49	4,283	4,468,774
	PPL 9.50% exercise price $28.80,
	expiration date 7/1/13	75,820	4,130,674
	SandRidge Energy 8.50% exercise price
	$8.01, expiration date 12/31/49	20,720	2,149,493
Total Convertible Preferred Stock
	(cost $20,311,423)		19,852,585

Preferred Stock – 0.64%
	Alabama Power 5.625%	303,360	7,744,781
#	Ally Financial 144A 7.00%	9,820	9,463,411
*	BB&T 5.85%	222,725	5,842,077
*	JPMorgan Chase 5.50%	140,000	3,514,000
•	PNC Financial Services Group
	6.125%	225,000	6,300,000
	8.25%	12,972,000	13,500,012
†	PT Holdings	394	0
•	U.S. Bancorp 6.50%	227,400	6,724,218
*	Wells Fargo 5.20%	320,000	8,188,800
Total Preferred Stock (cost $57,806,169)			61,277,299

	Number of shares		Value (U.S. $)
Warrant – 0.00%
=∏@†PT Holdings		394	$4
Total Warrant (cost $9,456)			4

	Number of contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $1.00, expires
11/14/12 (BAML)		48,128,000	11,113
Total Option Purchased (cost $474,061)			11,113

	Principal amount°
Short-Term Investments – 14.82%
≠Discount Note – 1.38%
Federal Home Loan Bank 0.095% 11/28/12	USD	132,058,005	132,051,138
			132,051,138
Repurchase Agreements – 10.12%
Bank of America 0.24%, dated 10/31/12, to
be repurchased on 11/1/12, repurchase
price $373,985,339 (collateralized
by U.S. government obligations
0.00%-1.25% 1/10/13-8/31/16; market
value $381,462,502)		373,982,845	373,982,845
BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase
price $591,174,753 (collateralized
by U.S. government obligations
0.00-2.00% 1/24/13-4/15/16; market
value $602,993,558)		591,170,155	591,170,155
			965,153,000
≠U.S. Treasury Obligation – 3.32%
U.S. Treasury Bill 0.05% 11/15/12		316,796,413	316,789,444
			316,789,444
Total Short-Term Investments
(cost $1,413,987,010)			1,413,993,582

Total Value of Securities Before Securities
Lending Collateral – 108.95%
(cost $9,944,184,425)			10,397,160,069

Statement of net assets
Delaware Diversified Income Fund

	Number of shares	Value (U.S. $)
**Securities Lending Collateral – 1.82%
Investment Companies
Delaware Investments Collateral Fund No. 1	173,481,142	$173,481,142
@†Mellon GSL Reinvestment Trust II	7,211,337	0
Total Securities Lending Collateral
(cost $180,692,479)		173,481,142

Total Value of Securities – 110.77%
(cost $10,124,876,904)		10,570,641,211	©
**Obligation to Return Securities
Lending Collateral – (1.89%)		(180,692,479)
Other Liabilities Net of Receivables
and Other Assets – (8.88%)		(847,332,997	)«
Net Assets Applicable to 1,009,189,225
Shares Outstanding – 100.00%		$9,542,615,735

Net Asset Value – Delaware Diversified Income Fund
Class A ($4,890,055,716 / 517,214,580 Shares)		$9.45
Net Asset Value – Delaware Diversified Income Fund
Class B ($21,973,722 / 2,327,843 Shares)		$9.44
Net Asset Value – Delaware Diversified Income Fund
Class C ($2,230,984,702 / 235,996,107 Shares)		$9.45
Net Asset Value – Delaware Diversified Income Fund
Class R ($160,695,106 / 17,005,148 Shares)		$9.45
Net Asset Value – Delaware Diversified Income Fund
Institutional Class ($2,238,906,489 / 236,645,547 Shares)		$9.46

Components of Net Assets at October 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)		$9,096,006,556
Distributions in excess of net investment income		(37,607,692)
Accumulated net realized gain		44,699,078
Net unrealized appreciation of investments and derivatives		439,517,793
Total net assets		$9,542,615,735

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $1,452,738,930, which represented 15.22% of the Fund’s net assets. See Note 11 in ”Notes to financial statements.”

*	Fully or partially on loan.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2012.
@	Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $31,039,317, which represented 0.33% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2012, the aggregate value of fair valued securities was $70,788, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.

∞	Fully or partially pledged as collateral for futures contracts.
†	Non-income producing security.

Statement of net assets
Delaware Diversified Income Fund

∏

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2012, the aggregate value of the restricted securities was $24, which represents 0.00% of the Fund’s net assets.

≠	The rate shown is the effective yield at time of purchase.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $174,408,472 of securities loaned.
«	Includes foreign currency valued at $23,516,851 with a cost of $23,733,815.
§	All or a portion of this holding is subject to unfunded loan commitments. See Note 7.

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$9.45
Sales charge (4.50% of offering price) (B)	0.45
Offering price	$9.90

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(70,013,847)	USD	72,266,542	12/14/12	$(114,246)
BAML	BRL	16,484,209	USD	(8,072,185)	12/14/12	(8,805)
BAML	CAD	37,038,357	USD	(36,997,290)	12/14/12	43,123
BAML	COP	28,120,270,000	USD	(15,291,066)	12/14/12	33,672
BAML	EUR	(68,155,179)	USD	88,182,579	12/14/12	(172,087)
BAML	JPY	(2,250,423,150)	USD	28,249,644	12/14/12	41,415
BAML	NOK	(10,825,140)	USD	1,870,144	12/14/12	(25,005)
BAML	PHP	586,856,100	USD	(14,250,998)	12/14/12	21,558
BAML	TRY	41,919,696	USD	(23,139,598)	12/14/12	105,045
BAML	ZAR	(985,643,444)	USD	112,641,103	12/14/12	(284,434)
CITI	CLP	8,971,608,000	USD	(18,586,302)	12/14/12	(59,619)
CITI	GBP	(3,732,284)	USD	5,986,099	12/14/12	(35,842)
CITI	JPY	1,053,567,228	USD	(13,237,765)	12/14/12	(31,686)
CITI	PLN	(122,334,050)	USD	37,860,839	12/14/12	(246,211)
CITI	TRY	41,919,696	USD	(23,153,977)	12/14/12	90,667
GSC	BRL	93,443,186	USD	(45,760,620)	12/14/12	(52,155)
GSC	GBP	(21,132,205)	USD	33,897,852	12/14/12	(198,392)
GSC	NOK	(27,458,560)	USD	4,749,556	12/14/12	(57,593)
HSBC	EUR	(17,912,202)	USD	23,127,340	12/14/12	(93,590)
HSBC	GBP	(14,487,453)	USD	23,236,282	12/14/12	(138,836)
HSBC	JPY	2,594,060,948	USD	(32,598,534)	12/14/12	(82,930)
HSBC	MXN	(351,956,219)	USD	26,840,661	12/14/12	90,292
HSBC	PHP	1,085,848,650	USD	(26,400,404)	12/14/12	7,834
HSBC	TRY	17,215,680	USD	(9,508,274)	12/14/12	37,892
JPMC	BRL	47,339,250	USD	(23,183,922)	12/14/12	(27,558)
JPMC	EUR	(20,436,022)	USD	26,380,861	12/14/12	(111,886)
JPMC	GBP	(8,139,115)	USD	13,056,768	12/14/12	(75,475)
JPMC	NOK	(186,799,152)	USD	32,322,666	12/14/12	(380,120)
MSC	BRL	47,130,428	USD	(23,100,886)	12/14/12	(46,669)
MSC	GBP	(7,957,549)	USD	12,761,768	12/14/12	(77,524)
MSC	JPY	68,852,272	USD	(865,167)	12/14/12	(2,128)
MSC	NOK	(237,886,217)	USD	41,165,210	12/14/12	(481,349)
MSC	PHP	586,630,500	USD	(14,255,905)	12/14/12	11,164
						$(2,321,478)

Statement of net assets
Delaware Diversified Income Fund

Futures Contracts

					Unrealized
		Notional Cost			Appreciation
Contracts to Buy (Sell)		(Proceeds)	Notional Value	Expiration Date	(Depreciation)
(760)	Euro-O.A.T.	$(131,722,699)	$(132,565,002)	12/7/12	$(842,303)
400	Long Gilt	76,386,231	76,902,487	1/1/13	516,256
(98)	U.S. Treasury 10 yr Notes	(12,944,910)	(13,037,062)	12/20/12	(92,152)
(424)	U.S. Treasury Long Bond	(61,755,363)	(63,308,500)	1/1/13	(1,553,137)
		$(130,036,741)			$(1,971,336)

Swap Contracts
CDS Contracts

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.18	USD	14,666,850	5.00%	6/20/17	$(70,250)
JPMC	CDX.NA.HY.18		17,136,900	5.00%	6/20/17	(92,575)
	ITRAXX Europe
JPMC	Crossover 18.1 5 yr CDS	EUR	65,035,000	5.00%	12/20/17	(242,514)
MSC	CDX.NA.HY.18	USD	14,369,850	5.00%	6/20/17	(68,828)
Total						$(474,167)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit

GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HY — High Yield
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration
NOK — Norwegian Kroner
NZD — New Zealand Dollar
O.A.T. — Obligations Assimilables du Tresor
PIK — Pay-in-kind
PHP — Philippine Peso
PLN — Polish Zloty
RASC — Residential Asset Securities Corporation
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
TRY — Turkish Lira
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year Ended October 31, 2012

Investment Income:
Interest	$367,417,221
Dividends	4,271,940
Securities lending income	1,295,443	$372,984,604

Expenses:
Management fees	39,454,611
Distribution expenses – Class A	14,078,099
Distribution expenses – Class B	264,997
Distribution expenses – Class C	21,507,090
Distribution expenses – Class R	926,671
Dividend disbursing and transfer agent fees and expenses	11,967,291
Accounting and administration expenses	3,502,859
Reports and statements to shareholders	1,006,349
Custodian fees	617,236
Legal fees	605,159
Trustees’ fees	417,677
Registration fees	335,703
Audit and tax	275,434
Insurance fees	143,195
Consulting fees	79,201
Dues and services	51,031
Pricing fees	46,300
Trustees’ expenses	25,834	95,304,737
Less waived distribution expenses – Class A		(2,346,350)
Less waived distribution expenses – Class R		(154,445)
Less expense paid indirectly		(7,298)
Total operating expenses		92,796,644
Net Investment Income		280,187,960

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$252,214,185
Foreign currencies	(7,998,762)
Foreign currency exchange contracts	(13,400,542)
Futures contracts	7,117,273
Options written	(1,187,058)
Swap contracts	(126,005,122)
Net realized gain	110,739,974
Net change in unrealized appreciation/(depreciation) of:
Investments	277,870,260
Foreign currencies	(826,360)
Foreign currency exchange contracts	(2,322,708)
Futures contracts	(1,971,336)
Swap contracts	(1,126,109)
Net change in unrealized appreciation (depreciation)	271,623,747
Net Realized and Unrealized Gain	382,363,721

Net Increase in Net Assets Resulting from Operations	$662,551,681

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year Ended
	10/31/12	10/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$280,187,960	$287,512,900
Net realized gain	110,739,974	220,654,817
Net change in unrealized appreciation (depreciation)	271,623,747	(245,157,342)
Net increase in net assets resulting from operations	662,551,681	263,010,375

Dividends and Distributions to
Shareholders from:
Net investment income:
Class A	(174,424,606)	(180,563,454)
Class B	(790,648)	(1,360,869)
Class C	(63,819,927)	(70,141,716)
Class R	(5,355,993)	(6,238,194)
Institutional Class	(76,401,112)	(62,505,804)

Net realized gain:
Class A	(111,610,939)	(163,675,776)
Class B	(732,822)	(1,643,334)
Class C	(51,559,199)	(78,473,063)
Class R	(3,715,709)	(6,494,334)
Institutional Class	(42,449,672)	(48,037,910)
	(530,860,627)	(619,134,454)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,520,100,444	1,537,381,945
Class B	350,897	723,660
Class C	467,468,216	403,002,773
Class R	74,337,347	62,052,674
Institutional Class	1,048,542,437	909,998,254

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	264,504,195	310,646,306
Class B	1,316,405	2,533,420
Class C	101,704,055	126,909,318
Class R	9,025,664	12,728,828
Institutional Class	103,962,231	89,617,464
	3,591,311,891	3,455,594,642

	Year Ended
	10/31/12	10/31/11
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(1,333,075,813)	$(1,704,348,999)
Class B	(11,412,519)	(15,569,657)
Class C	(381,583,967)	(521,216,797)
Class R	(71,438,247)	(93,034,978)
Institutional Class	(564,023,225)	(565,155,102)
	(2,361,533,771)	(2,899,325,533)
Increase in net assets derived from capital
share transactions	1,229,778,120	556,269,109
Net Increase in Net Assets	1,361,469,174	200,145,030

Net Assets:
Beginning of year	8,181,146,561	7,981,001,531
End of year (including distributions in excess of
net investment income of $37,607,692 and
$27,912,886, respectively.)	$9,542,615,735	$8,181,146,561

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$9.330	$9.770	$9.270	$7.740	$8.930

0.304	0.359	0.444	0.500	0.411
0.396	(0.033)	0.598	1.611	(1.053)
0.700	0.326	1.042	2.111	(0.642)

(0.346)	(0.399)	(0.474)	(0.581)	(0.467)
(0.234)	(0.367)	(0.068)	—	(0.081)
(0.580)	(0.766)	(0.542)	(0.581)	(0.548)

$9.450	$9.330	$9.770	$9.270	$7.740

7.82%	3.64%	11.60%	28.42%	(7.69% )

$4,890,056	$4,370,224	$4,423,278	$3,658,355	$2,361,034
0.90%	0.92%	0.93%	0.97%	0.97%
0.95%	0.97%	0.98%	1.02%	1.02%
3.26%	3.84%	4.68%	5.96%	4.75%

3.21%	3.79%	4.63%	5.91%	4.70%
238%	237%	232%	213%	251%

Financial highlights
Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$9.320	$9.750	$9.260	$7.730	$8.920

0.233	0.288	0.372	0.438	0.346
0.397	(0.022)	0.589	1.610	(1.053)
0.630	0.266	0.961	2.048	(0.707)

(0.276)	(0.329)	(0.403)	(0.518)	(0.402)
(0.234)	(0.367)	(0.068)	—	(0.081)
(0.510)	(0.696)	(0.471)	(0.518)	(0.483)

$9.440	$9.320	$9.750	$9.260	$7.730

7.02%	2.98%	10.78%	27.51%	(8.39% )

$21,974	$31,451	$45,741	$50,608	$50,501
1.65%	1.67%	1.68%	1.72%	1.72%
2.51%	3.09%	3.93%	5.21%	4.00%
238%	237%	232%	213%	251%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$9.330	$9.760	$9.270	$7.740	$8.930

0.234	0.289	0.373	0.437	0.346
0.397	(0.023)	0.588	1.611	(1.054)
0.631	0.266	0.961	2.048	(0.708)

(0.277)	(0.329)	(0.403)	(0.518)	(0.401)
(0.234)	(0.367)	(0.068)	—	(0.081)
(0.511)	(0.696)	(0.471)	(0.518)	(0.482)

$9.450	$9.330	$9.760	$9.270	$7.740

7.01%	2.98%	10.65%	27.47%	(8.39% )

$2,230,985	$2,012,603	$2,097,340	$1,375,429	$717,511
1.65%	1.67%	1.68%	1.72%	1.72%
2.51%	3.09%	3.93%	5.21%	4.00%
238%	237%	232%	213%	251%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$9.330	$9.760	$9.270	$7.730	$8.930

0.280	0.336	0.420	0.479	0.390
0.397	(0.023)	0.589	1.621	(1.064)
0.677	0.313	1.009	2.100	(0.674)

(0.323)	(0.376)	(0.451)	(0.560)	(0.445)
(0.234)	(0.367)	(0.068)	—	(0.081)
(0.557)	(0.743)	(0.519)	(0.560)	(0.526)

$9.450	$9.330	$9.760	$9.270	$7.730

7.55%	3.49%	11.33%	28.27%	(8.04% )

$160,695	$146,620	$172,642	$137,179	$96,238
1.15%	1.17%	1.18%	1.22%	1.22%
1.25%	1.27%	1.28%	1.32%	1.32%
3.01%	3.59%	4.43%	5.71%	4.50%

2.91%	3.49%	4.33%	5.61%	4.40%
238%	237%	232%	213%	251%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$9.340	$9.770	$9.280	$7.740	$8.940

0.327	0.383	0.470	0.521	0.433
0.397	(0.023)	0.586	1.621	(1.064)
0.724	0.360	1.056	2.142	(0.631)

(0.370)	(0.423)	(0.498)	(0.602)	(0.488)
(0.234)	(0.367)	(0.068)	—	(0.081)
(0.604)	(0.790)	(0.566)	(0.602)	(0.569)

$9.460	$9.340	$9.770	$9.280	$7.740

8.08%	4.01%	11.76%	28.87%	(7.57% )

$2,238,906	$1,620,249	$1,242,001	$323,134	$85,857
0.65%	0.67%	0.68%	0.72%	0.72%
3.51%	4.09%	4.93%	6.21%	5.00%
238%	237%	232%	213%	251%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2012

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using, daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (October 31, 2009 – October 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2012, the Fund earned $7,298 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31,2012, the Fund was charged $439,423 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2013 to 0.25% and 0.50%, respectively, of the classes’ average daily net assets.

At October 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$3,544,861
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	220,647
Distribution fees payable to DDLP	3,013,589
Other expenses payable to DMC and affiliates*	379,503

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2012, the Fund was charged $240,317 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2012, DDLP earned $582,779 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2012, DDLP received gross CDSC commissions of $3,193, $6,389 and $71,230 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2012, the Fund made purchases of $15,632,818,275 and sales of $14,592,372,774 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2012, the Fund made purchases of $ 5,233,928,365 and sales of $5,429,851,896 of long-term U.S. government securities.

At October 31, 2012, the cost of investments for federal income tax purposes was $10,173,557,825. At October 31, 2012, the net unrealized appreciation was $ 397,083,386, of which $494,570,924 related to unrealized appreciation of investments and $97,487,538 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3		Total
Agency, Asset- &
Mortgage-Backed
Securities	$—	$1,946,799,659	$34,088,211		$1,980,887,870
Corporate Debt	3,203,209	5,156,509,922	6,610,764		5,166,323,895
Common Stock	7,875	—	20		7,895
Foreign Debt	—	1,234,451,357	—		1,234,451,357
Municipal Bond	—	387,280	—		387,280
U.S. Treasury Obligations	—	539,819,774	—		539,819,774
Other	38,313,876	22,963,423	4		61,277,303
Option Purchased	—	11,113	—		11,113
Short-Term Investments	—	1,413,993,582	—		1,413,993,582
Securities Lending
Collateral	—	173,481,142	—	*	173,481,142
Total	$41,524,960	$10,488,417,252	$40,698,999		$10,570,641,211

Foreign Currency
Exchange Contracts	$—	$(2,321,478)	$—		$(2,321,478)
Futures Contracts	$(1,971,336)	$—	$—		$(1,971,336)
Swap Contracts	$—	$(474,167)	$—		$(474,167)

*Includes securities lending collateral.

The securities deemed worthless on the statement of net assets have been included as level 3 securities within the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Funds’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Year Ended
	10/31/12	10/31/11
Ordinary income	$412,360,537	$524,600,731
Long-term capital gain	118,500,090	94,533,723
Total	$530,860,627	$619,134,454

5. Components of Net Assets on a Tax Basis

As of October 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$9,096,006,556
Undistributed ordinary income	52,682,739
Undistributed long-term capital gain	37,024,805
Distributions payable	(7,817,626)
Other temporary differences	(30,212,223)
Unrealized appreciation	394,931,484
Net assets	$9,542,615,735

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, tax treatment of contingent payment on debt instruments, distributions payable and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments CDS contracts, foreign capital gain taxes and tax treatments of paydowns gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2012, the Fund recorded the following reclassifications:

Undistributed net investment income	$30,909,520
Accumulated net realized gain	(30,909,520)

Notes to financial statements
Delaware Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/12	10/31/11
Shares sold:
Class A	163,424,367	164,470,549
Class B	37,636	77,815
Class C	50,237,269	43,028,869
Class R	7,995,088	6,641,685
Institutional Class	112,519,790	97,271,380

Shares issued upon reinvestment of dividends and distributions:
Class A	28,668,206	33,577,359
Class B	143,303	274,551
Class C	11,038,873	13,733,750
Class R	979,616	1,376,689
Institutional Class	11,255,199	9,663,781
	386,299,347	370,116,428
Shares redeemed:
Class A	(143,178,609)	(182,685,744)
Class B	(1,228,493)	(1,667,829)
Class C	(40,970,892)	(55,864,286)
Class R	(7,687,930)	(9,986,150)
Institutional Class	(60,631,716)	(60,528,667)
	(253,697,640)	(310,732,676)
Net increase	132,601,707	59,383,752

For the year ended October 31, 2012 and year ended October 31, 2011, 372,298 Class B shares were converted to 372,250 Class A shares valued at $ 3,468,560 and 348,565 Class B shares were converted to 348,042 Class A shares valued at $3,260,407, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of October 31, 2012, the Fund had the following unfunded loan commitments:

Unfunded Loan
Borrower	Commitment
Gencorp	$6,540,000
Hertz	3,428,550
Silver II Acquisition	9,680,000
TPC Group	11,319,999

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $100,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of October 31, 2012 or at any time during the year then ended.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written.

Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended October 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at October 31, 2011	—	$—
Options written	11,353	9,450,740
Options expired	(3,807)	(3,458,283)
Options terminated in closing purchase transactions	(7,546)	(5,992,457)
Options outstanding at October 31, 2012	—	$—

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $ 3,410,000 in cash as collateral for open swap contracts. The Fund received $440,000 in cash and $801,000 in securities as collateral for open swap contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of October 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Other liabilities net of receivables and other assets	$482,662	Other liabilities net of receivables and other assets	$(2,804,140)

Interest rate contracts (Futures contracts)	Other liabilities net of receivables and other assets	516,256	Other liabilities net of receivables and other assets	(2,487,592)

Credit contracts (Swaps contracts)	Other liabilities net of receivables and other assets	—	Other liabilities net of receivables and other assets	(474,167)
Total		$998,918		$(5,765,899)

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		or Loss on	or Depreciation
		Derivatives	on Derivatives
	Location of Gain or Loss on	Recognized in	Recognized in
	Derivatives Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(13,400,542)	$(16,914,782)

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	15,673	(10,722,464)

Equity contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	5,914,542	(462,948)

Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(126,005,122)	27,892,503
Total		$(133,475,449)	$(207,691)

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended October 31, 2012.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	USD 338,703,239	USD 868,681,740
Futures contracts (average notional value)	259,165,279	172,342,739
Options contracts (average notional value)	236,736	715,814
Swap contracts (average notional value)*	535,063,795	15,527,708
	EUR 267,177,253

*Long represents buying protection and short represents selling protection.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2012, the value of securities on loan was $174,408,472, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $173,481,142. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

11. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued

Notes to financial statements
Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Except as disclosed in Note 8, management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds
and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2012

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement (continued)

to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the third quartile and the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the

Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	22%
(B) Ordinary Income Distributions (Tax Basis)*	78%
Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2012, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended October 31 2012, the Fund has designated a maximum distribution of 93.46% of Qualified Interest Income and 53.72% of Short-Term Capital Gains.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report Delaware U.S. Growth Fund October 31, 2012 U.S. growth equity mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at delawareinvestments.com.

Manage your investments online
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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware U.S. Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation
and top 10 equity holdings	10
Statement of net assets	11
Statement of operations	16
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	30
Report of independent registered
public accounting firm	41
Other Fund information	42
Board of trustees/directors and
officers addendum	46
About the organization	56

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 6, 2012

Performance preview (for the year ended October 31, 2012)
Delaware U.S. Growth Fund (Class A shares)	1-year return	+15.71%
Russell 1000® Growth Index (benchmark)	1-year return	+13.01%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Early in the Fund’s fiscal year, the U.S. economy seemed to be poised for significant growth as investors were generally encouraged by positive reports about labor markets, manufacturing, and consumer demand. With those favorable tailwinds, U.S. equity markets rose in the fall and winter of 2011. In Europe, economic conditions slowed, as the euro zone initiated additional austerity measures. Nevertheless, international stocks (both developed and emerging markets) managed to post gains during those months.

In April 2012, the U.S. Federal Reserve reaffirmed it would keep its key interest rate in its current low range. The subsequent spring and early summer months, however, featured renewed volatility, primarily caused by political and economic uncertainty. Worries included speculation about Greece’s potential exit from the euro; additional evidence of deterioration within Spain’s banks; and uncertainty about upcoming political policies and elections in several euro zone countries and the United States. Many investors also fretted about a slowing global growth environment, along with persistently high rates of unemployment in the U.S.

Due to this uncertainty, domestic and international equity markets retreated from April to June. Sentiment improved in June as European leaders signaled a more comprehensive approach to stabilizing banks and sovereign credits. In the summer and early fall of 2012, domestic stock performance received a boost from the latest bond-buying programs by the Fed and the European Central Bank, along with the Chinese government’s impending stimulus. The U.S. economy was able to maintain a moderate growth pace, thanks in part to an improvement in housing and a positive report about manufacturing.

Fund performance

For its fiscal year ended Oct. 31, 2012, Delaware U.S. Growth Fund returned +15.71% for Class A shares at net asset value and +9.07% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the Russell 1000 Growth Index, returned +13.01% for the same period. For complete annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

1

Portfolio management review
Delaware U.S. Growth Fund

Crown Castle International, which operates and leases wireless towers for firms such as Verizon and AT&T throughout the U.S., was one of the Fund’s top contributors. Although Crown Castle detracted from performance in calendar year 2011, the company’s financial performance was generally not the issue — it has consistently generated solid earnings from enhanced wireless demand each quarter during the past two years. Wireless has been one of the few relatively strong growth areas in the past few fiscal years as consumers transmit more and more data via cellular networks on smartphones and tablets. Perceptions about the company improved during the Fund’s fiscal year when rumored telecommunication industry consolidation among the companies that purchase and lease Crown Castle’s wireless towers did not occur because mergers could have slowed, or even reduced, corporate plans for infrastructure spending.

Similarly, shares of Visa also rallied after concerns about an issue proved to be exaggerated. In Visa’s case, the issue involved talk about credit and debit card transaction fee reductions related to the financial overhaul legislation. We correctly believed banks would be affected far more than credit card companies whose related fees were much smaller. Many investors, anticipating government regulation of debit transactions punished the stock more than what was justified, in our opinion. When the Fed announced final recommendations that were more favorable than initially feared, many investors shifted their focus toward the company’s strong fundamentals. Since these issues were resolved in late 2010, the stock price has increased. Visa also continues to benefit from the growing global trend of consumers shifting from paper to plastic when making purchases, especially in emerging markets, which has helped offset slower growth in developed markets. The company has also appeared quite nimble in controlling expenses despite consumer spending that has been fairly weak, mainly in developed markets.

Apollo Group was the largest detractor from performance during the Fund’s fiscal year. We sold the Fund’s position in this for-profit education company to focus on companies that have, in our opinion, stronger growth opportunities. The company’s shares declined during the fiscal year as greater government scrutiny of the for-profit education industry caused investors to question the viability of the sector’s reliance on federally guaranteed student loans; influencing companies within the industry to significantly alter their business models. In our view, these trends should be beneficial for the industry in the long run, but they may mean that many of these companies may not grow as quickly in the near term while they implement these changes.

Another detractor from performance was Polycom, one of two major suppliers of videoconferencing equipment to large corporate clients. The company, which we believe may have grown too quickly relative to the corporate infrastructure and personnel necessary to support that growth, continues to work through key personnel changes in important roles. These changes are happening within a generally difficult environment in technology spending, and during a specific industry transformation from primarily hardware solutions in videoconferencing to an increasing portion of systems driven by software. Despite the current slower sales

2

environment, we continue to maintain a relatively small position in Polycom due to our belief that videoconferencing is now a vital part of conducting business for many large corporate entities, and that demand for the company’s product should bounce back as the economy improves.

Regardless of the economic outlook, we remain consistent in our long-term investment philosophy: We strive to own what we view as strong secular-growth companies with solid business models and competitive positions, that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through Oct. 31, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+15.71%	+1.89%	+6.46%	n/a
Including sales charge	+9.07%	+0.70%	+5.83%	n/a
Class B (Est. March 29, 1994)
Excluding sales charge	+14.81%	+1.13%	+5.84%	n/a
Including sales charge	+10.81%	+0.69%	+5.84%	n/a
Class C (Est. May 23, 1994)
Excluding sales charge	+14.80%	+1.13%	+5.68%	n/a
Including sales charge	+13.80%	+1.13%	+5.68%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+15.42%	+1.64%	n/a	+5.61%
Including sales charge	+15.42%	+1.64%	n/a	+5.61%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+16.01%	+2.15%	+6.74%	n/a
Including sales charge	+16.01%	+2.15%	+6.74%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2012, through Feb. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares

4

have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2012, through Feb. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.85% of the Fund’s average daily net assets from Feb. 28, 2012, through Feb. 28, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.21%	1.91%	1.91%	1.51%	0.91%
(without fee waivers)
Net expenses	1.10%	1.85%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware U.S. Growth Fund

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2002, through Oct. 31, 2012

For period beginning Oct. 31, 2002, through Oct. 31, 2012	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$19,941
Delaware U.S. Growth Fund — Class A Shares	$9,425	$17,486

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2002. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

6

Disclosure of Fund expenses
For the six-month period from May 1, 2012 to October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2012 to October 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/12	10/31/12	Expense Ratio	5/1/12 to 10/31/12*
Actual Fund return†
Class A	$1,000.00	$993.70	1.10%	$5.51
Class B	1,000.00	990.00	1.85%	9.25
Class C	1,000.00	989.60	1.85%	9.25
Class R	1,000.00	992.40	1.35%	6.76
Institutional Class	1,000.00	995.10	0.85%	4.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.61	1.10%	$5.58
Class B	1,000.00	1,015.84	1.85%	9.37
Class C	1,000.00	1,015.84	1.85%	9.37
Class R	1,000.00	1,018.35	1.35%	6.85
Institutional Class	1,000.00	1,020.86	0.85%	4.32

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/sector allocation and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
²Common Stock	98.02%
Consumer Discretionary	11.24%
Consumer Staples	3.22%
Energy	9.86%
Financials	18.73%
Healthcare	10.12%
Materials & Processing	3.10%
Producer Durables	1.43%
Technology	40.32%
Warrant	0.16%
Short-Term Investments	2.03%
Securities Lending Collateral	0.06%
Total Value of Securities	100.27%
Obligation to Return Securities Lending Collateral	(0.15%)
Other Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Apple	8.05%
EOG Resources	5.36%
Crown Castle International	5.24%
Visa Class A	5.03%
QUALCOMM	4.79%
MasterCard Class A	4.66%
Kinder Morgan	4.50%
Allergan	4.33%
Google Class A	4.01%
Intuit	3.88%

10

Statement of net assets
Delaware U.S. Growth Fund	October 31, 2012

	Number of shares	Value
²Common Stock – 98.02%
Consumer Discretionary – 11.24%
† Liberty Interactive Class A	2,109,440	$42,188,799
NIKE Class B	303,025	27,690,425
† priceline.com	62,775	36,018,412
† Sally Beauty Holdings	25,800	621,264
* Staples	1,616,725	18,616,588
		125,135,488
Consumer Staples – 3.22%
Walgreen	1,018,425	35,879,113
		35,879,113
Energy – 9.86%
EOG Resources	512,375	59,686,564
Kinder Morgan	1,443,045	50,088,092
		109,774,656
Financials – 18.73%
CME Group	418,573	23,410,788
† IntercontinentalExchange	295,175	38,667,925
MasterCard Class A	112,650	51,923,765
Progressive	1,722,814	38,418,752
Visa Class A	403,900	56,045,163
		208,466,393
Healthcare – 10.12%
Allergan	536,325	48,226,344
Novo Nordisk ADR	256,125	41,054,276
Perrigo	203,056	23,353,471
		112,634,091
Materials & Processing – 3.10%
Syngenta ADR	443,400	34,567,464
		34,567,464
Producer Durables – 1.43%
Caterpillar	187,850	15,931,559
		15,931,559

11

Statement of net assets
Delaware U.S. Growth Fund

		Number of shares	Value
²Common Stock (continued)
Technology – 40.32%
†	Adobe Systems	1,156,850	$39,332,900
	Apple	150,650	89,651,814
†	BMC Software	967,475	39,376,233
†	Crown Castle International	874,399	58,366,133
†	Google Class A	65,700	44,660,889
	Intuit	726,375	43,161,203
†	Polycom	1,111,406	11,136,288
	QUALCOMM	910,425	53,328,144
†	Teradata	440,300	30,076,893
†	VeriFone Systems	459,475	13,618,839
†	VeriSign	706,325	26,183,468
			448,892,804
Total Common Stock (cost $853,338,767)			1,091,281,568

Warrant – 0.16%
†	Kinder Morgan CW 17	467,520	1,799,952
Total Warrant (cost $856,254)			1,799,952

		Principal amount
Short-Term Investments – 2.03%
≠Discount Note – 0.20%
	Federal Home Loan Bank 0.095% 11/28/12	$2,204,931	2,204,817
			2,204,817
Repurchase Agreements – 1.65%
	Bank of America 0.24%, dated 10/31/12, to be repurchased
	on 11/1/12, repurchase price $7,117,382 (collateralized
	by U.S. government obligations 0.00%-1.25%
	1/10/13-8/31/16; market value $7,259,681)	7,117,335	7,117,335
	BNP Paribas 0.28%, dated 10/31/12, to be repurchased on
	11/1/12, repurchase price $11,250,753 (collateralized
	by U.S. government obligations 0.00-2.00%
	1/24/13-4/15/16; market value $11,475,679)	11,250,665	11,250,665
			18,368,000

12

	Principal amount	Value
Short-Term Investments (continued)
≠U.S. Treasury Obligation – 0.18%
U.S. Treasury Bill 0.05% 11/15/12	$1,986,202	$1,986,158
		1,986,158
Total Short-Term Investments (cost $22,558,938)		22,558,975

Total Value of Securities Before Securities
Lending Collateral – 100.21% (cost $876,753,959)		1,115,640,495

	Number of shares
**Securities Lending Collateral – 0.06%
Investment Companies
Delaware Investments Collateral Fund No.1	676,998	676,998
†@Mellon GSL Reinvestment Trust II	976,789	0
Total Securities Lending Collateral
(cost $1,653,787)		676,998

Total Value of Securities – 100.27%
(cost $878,407,746)		1,116,317,493 ©
**Obligation to Return Securities
Lending Collateral – (0.15%)		(1,653,787)
Other Liabilities Net of Receivables
and Other Assets – (0.12%)		(1,370,039)
Net Assets Applicable to 61,502,257
Shares Outstanding – 100.00%		$1,113,293,667

Net Asset Value – Delaware U.S. Growth Fund
Class A ($146,111,534 / 8,443,283 Shares)		$17.31
Net Asset Value – Delaware U.S. Growth Fund
Class B ($2,270,854 / 152,584 Shares)		$14.88
Net Asset Value – Delaware U.S. Growth Fund
Class C ($31,103,255 / 1,928,045 Shares)		$16.13
Net Asset Value – Delaware U.S. Growth Fund
Class R ($11,201,845 / 662,069 Shares)		$16.92
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($922,606,179 / 50,316,276 Shares)		$18.34

13

Statement of net assets
Delaware U.S. Growth Fund

Components of Net Assets at October 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$1,025,518,066
Accumulated net realized loss on investments	(150,134,146)
Net unrealized appreciation of investments	237,909,747
Total net assets	$1,113,293,667

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending.
@	Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $1,621,761 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$17.31
Sales charges (5.75% of offering price) (B)	1.06
Offering price	$18.37

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware U.S. Growth Fund	Year Ended October 31, 2012

Investment Income:
Dividends	$7,119,516
Securities lending income	594,367
Interest	15,712
Foreign tax withheld	(160,616)	$7,568,979

Expenses:
Management fees	5,229,280
Dividend disbursing and transfer agent fees and expenses	1,171,122
Distribution expenses – Class A	308,440
Distribution expenses – Class B	28,623
Distribution expenses – Class C	211,992
Distribution expenses – Class R	32,093
Accounting and administration expenses	324,503
Registration fees	158,987
Reports and statements to shareholders	87,660
Legal fees	51,814
Audit and tax	37,978
Trustees’ fees	37,083
Custodian fees	15,688
Dues and services	12,796
Insurance fees	11,064
Consulting fees	7,327
Pricing fees	2,702
Trustees’ expenses	2,229	7,731,381
Less fees waived		(97,026)
Less waived distribution expenses – Class A		(51,407)
Less waived distribution expenses – Class R		(5,349)
Less expense paid indirectly		(867)
Total operating expenses		7,576,732
Net Investment Loss		(7,753)

16

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$15,014,376
Foreign currencies	(1,429)
Net realized gain	15,012,947
Net change in unrealized appreciation
(depreciation) of investments	93,577,399
Net Realized and Unrealized Gain	108,590,346

Net Increase in Net Assets Resulting from Operations	$108,582,593

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets
Delaware U.S. Growth Fund

	Year Ended
	10/31/12	10/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,753)	$1,501,236
Net realized gain	15,012,947	38,547,284
Net change in unrealized appreciation (depreciation)	93,577,399	26,724,944
Net increase in net assets resulting from operations	108,582,593	66,773,464

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(762,634)	(744,467)
	(762,634)	(744,467)

Capital Share Transactions:
Proceeds from shares sold:
Class A	97,179,803	18,776,727
Class B	11,237	170,480
Class C	18,695,774	3,044,588
Class R	10,559,111	857,818
Institutional Class	381,972,084	169,967,936

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Institutional Class	611,918	595,168
	509,029,927	193,412,717

18

	Year Ended
	10/31/12	10/31/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(23,402,778)	$(56,544,969)
Class B	(1,473,929)	(1,736,808)
Class C	(3,249,329)	(3,364,554)
Class R	(1,429,661)	(1,751,349)
Institutional Class	(116,061,003)	(139,941,075)
	(145,616,700)	(203,338,755)
Increase (decrease) in net assets derived from
capital share transactions	363,413,227	(9,926,038)
Net Increase in Net Assets	471,233,186	56,102,959

Net Assets:
Beginning of year	642,060,481	585,957,522
End of year (including undistributed net investment
income of $- and $756,769, respectively)	$1,113,293,667	$642,060,481

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year Ended
10/31/12		10/31/11		10/31/10		10/31/09		10/31/08
$14.960		$13.450		$11.100		$9.380		$15.760

(0.031)		0.006		(0.038)		0.001		(0.019)
2.381		1.504		2.388		1.719		(6.361)
2.350		1.510		2.350		1.720		(6.380)

$17.310		$14.960		$13.450		$11.100		$9.380

15.71%		11.23%		21.17%		18.34%		(40.49% )

$146,112		$60,615		$89,259		$128,702		$127,819
1.10%		1.10%		1.07%		1.00%		1.01%

1.16%		1.21%		1.26%		1.31%		1.18%
(0.19%	)	0.04%		(0.31%	)	0.00%		(0.15% )

(0.25%	)	(0.07%	)	(0.50%	)	(0.31%	)	(0.32% )
20%		25%		22%		30%		35%

21

Financial highlights
Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
10/31/12		10/31/11		10/31/10		10/31/09		10/31/08
$12.960		$11.740		$9.760		$8.310		$14.070

(0.134)		(0.090)		(0.114)		(0.058)		(0.106)
2.054		1.310		2.094		1.508		(5.654)
1.920		1.220		1.980		1.450		(5.760)

$14.880		$12.960		$11.740		$9.760		$8.310

14.81%		10.39%		20.29%		17.45%		(40.94%	)

$2,271		$3,288		$4,428		$5,564		$8,352
1.85%		1.85%		1.82%		1.75%		1.76%

1.86%		1.91%		1.96%		2.01%		1.88%
(0.94%	)	(0.71%	)	(1.06%	)	(0.75%	)	(0.90%	)

(0.95%	)	(0.77%	)	(1.20%	)	(1.01%	)	(1.02%	)
20%		25%		22%		30%		35%

23

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
10/31/12		10/31/11		10/31/10		10/31/09		10/31/08
$14.050		$12.720		$10.580		$9.010		$15.250

(0.146)		(0.098)		(0.123)		(0.065)		(0.115)
2.226		1.428		2.263		1.635		(6.125)
2.080		1.330		2.140		1.570		(6.240)

$16.130		$14.050		$12.720		$10.580		$9.010

14.80%		10.46%		20.23%		17.43%		(40.92%	)

$31,103		$13,456		$12,535		$13,112		$14,536
1.85%		1.85%		1.82%		1.75%		1.76%

1.86%		1.91%		1.96%		2.01%		1.88%
(0.94%	)	(0.71%	)	(1.06%	)	(0.75%	)	(0.90%	)

(0.95%	)	(0.77%	)	(1.20%	)	(1.01%	)	(1.02%	)
20%		25%		22%		30%		35%

25

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
10/31/12		10/31/11		10/31/10		10/31/09		10/31/08
$14.660		$13.210		$10.930		$9.260		$15.600

(0.073)		(0.030)		(0.067)		(0.022)		(0.050)
2.333		1.480		2.347		1.692		(6.290)
2.260		1.450		2.280		1.670		(6.340)

$16.920		$14.660		$13.210		$10.930		$9.260

15.42%		10.98%		20.86%		18.03%		(40.64%	)

$11,202		$1,697		$2,375		$2,336		$2,055
1.35%		1.35%		1.32%		1.25%		1.26%

1.46%		1.51%		1.56%		1.61%		1.48%
(0.44%	)	(0.21%	)	(0.56%	)	(0.25%	)	(0.40%	)

(0.55%	)	(0.37%	)	(0.80%	)	(0.61%	)	(0.62%	)
20%		25%		22%		30%		35%

27

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$15.830	$14.220	$11.710	$9.890	$16.580

0.011	0.045	(0.008)	0.024	0.014
2.520	1.587	2.527	1.813	(6.704)
2.531	1.632	2.519	1.837	(6.690)

(0.021)	(0.022)	(0.009)	(0.017)	—
(0.021)	(0.022)	(0.009)	(0.017)	—

$18.340	$15.830	$14.220	$11.710	$9.890

16.01%	11.48%	21.42%	18.48%	(40.35%	)

$922,606	$563,004	$477,361	$460,756	$542,554
0.85%	0.85%	0.82%	0.75%	0.76%

0.86%	0.91%	0.96%	1.01%	0.88%
0.06%	0.29%	(0.06% )	0.25%	0.10%

0.05%	0.23%	(0.20% )	(0.01% )	(0.02%	)
20%	25%	22%	30%	35%

29

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2012

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including

30

broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (October 31, 2009 - October 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities

31

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,444 for the year ended October 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2012, the Fund earned $867 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 0.85% of average daily net assets of the Fund through February 28, 2013. This waiver and reimbursements may only be terminated by agreement of the Manager and the Fund. This expense waiver and reimbursement applies only to expenses paid directly to the Fund.

32

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2012, the Fund was charged $40,702 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the distribution and service expenses through February 28, 2013 for Class A and Class R shares’ 12b-1 fees to 0.25% and 0.50%, respectively of average daily net assets.

At October 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$523,200
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	24,556
Distribution fees payable to DDLP	63,638
Other expenses payable to DMC and affiliates*	11,488

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2012, the Fund was charged $21,777 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2012, DDLP earned $71,558 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2012, DDLP received gross CDSC commissions of $27, $1,020, and $2,729 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

33

Notes to financial statements
Delaware U.S. Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2012, the Fund made purchases of $512,332,516 and sales of $160,850,435 of investment securities other than short-term investments.

At October 31, 2012, the cost of investments for federal income tax purposes was $887,646,910. At October 31, 2012, net unrealized appreciation was $228,670,583, of which $256,689,386 related to unrealized appreciation of investments and $28,018,803 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

34

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,091,281,568	$—	$—	$1,091,281,568
Warrant	1,799,952	—	—	1,799,952
Short-Term Investments	—	22,558,975	—	22,558,975
Securities Lending Collateral	—	676,998	—	676,998
Total	$1,093,081,520	$23,235,973	$—	$1,116,317,493

The securities deemed worthless on the statement of net assets have been included as level 3 securities within the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Year Ended
	10/31/12	10/31/11
Ordinary income	$762,634	$744,467

35

Notes to financial statements
Delaware U.S. Growth Fund

5. Components of Net Assets on a Tax Basis

As of October 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,025,518,066
Capital loss carryforwards	(140,894,982)
Unrealized appreciation	228,670,583
Net assets	$1,113,293,667

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2012, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$13,618
Accumulated net realized loss	1,429
Paid-in capital	(15,047)

For federal income tax purposes, capital loss carryforward may be carried forward and applied against future capital gains. $14,898,256 was utilized in October 31, 2012. Capital loss carryforwards remaining at October 31, 2012 will expire as follows: $140,894,982 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

36

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/12	10/31/11
Shares sold:
Class A	5,786,607	1,280,410
Class B	782	13,679
Class C	1,177,946	217,453
Class R	632,605	59,998
Institutional Class	21,318,038	10,998,934

Shares issued upon reinvestment of dividends and distributions:
Institutional Class	38,269	39,784
	28,954,247	12,610,258
Shares redeemed:
Class A	(1,394,763)	(3,867,181)
Class B	(101,851)	(137,165)
Class C	(207,560)	(244,978)
Class R	(86,226)	(124,051)
Institutional Class	(6,597,075)	(9,061,340)
	(8,387,475)	(13,434,715)
Net increase (decrease)	20,566,772	(824,457)

For the years ended October 31, 2012 and 2011, 53,054 Class B shares were converted to 45,786 Class A shares valued at $773,729 and 75,628 Class B shares were converted to 65,761 Class A shares valued at $946,603, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $100,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 15, 2011.

37

Notes to financial statements
Delaware U.S. Growth Fund

7. Line of Credit (continued)

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of October 31, 2012 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection

38

with securities loans. In the event of default or bankruptcy by the lending agent, realization and/ or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2012, the value of the securities on loan was $1,621,761, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $676,998. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

39

Notes to financial statements
Delaware U.S. Growth Fund

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Except as described in Note 7, management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds
and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 14, 2012

41

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce

42

overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the second and third quartiles, respectively. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency,

43

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of

44

fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2012, the Fund designates distributions paid during the year as follows:

(A)	Ordinary Income Distributions* (Tax Basis)	100%
(B)	Qualifying Dividends[1]	99%

(A)	is based on a percentage of the Fund’s total distributions.
(B)	is based on the Fund’s ordinary income distributions.
[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum percentage of 99.23% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)
Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)
Private Investor	71	None
(2004–Present)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)
Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.
Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

55

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

56

Annual report Delaware International Bond Fund October 31, 2012 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware International Bond Fund at delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware International Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/country allocation	10
Statement of net assets	12
Statement of operations	22
Statements of changes in net assets	24
Financial highlights	26
Notes to financial statements	31
Report of independent registered
public accounting firm	46
Other Fund information	47
Board of trustees/directors and
officers addendum	52
About the organization	62

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware International Bond Fund	November 6, 2012

Performance preview (for the year ended October 31, 2012)
Delaware International Bond Fund (Class A shares)	1-year return	+5.23%
Barclays Global Aggregate ex-USD Index (benchmark)	1-year return	+2.21%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Bond Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Throughout its fiscal year ended Oct. 31, 2012, the Fund was confronted by an investment climate that can be accurately described as “challenging,” as global economic growth disappointed and the sovereign debt crisis within Europe broadened and deepened. Global central banks continued to ease traditional monetary policy while the commitment to “unconventional measures” increased. Investors therefore had to navigate a delicate path between these often contrasting forces of traditional fundamental relationships and increasingly aggressive central bank action designed to stave off another crisis in confidence.

Though the European debt crisis has been unfolding for the past three years, the focus for much of the Fund’s fiscal year was primarily on Greece—which has now received two bailout packages in addition to subjecting private investors to a debt restructuring. However, the crisis has been broader than Greece, having already swept up Ireland, Portugal, and Spain, the latter of which represents a $1.4 trillion economy that is the world’s 12th largest as measured by gross domestic product (GDP). While outstanding Spanish government debt was elevated (at 80% of GDP) during the Fund’s fiscal year, another significant problem was that Spain’s household debt was more than 90% of GDP and corporate debt was a massive 190% of GDP. For the United States, comparable figures for government, household, and corporate debt are 97%, 95%, and 76%, respectively. (Source: Bloomberg.)

Debt markets began to focus on Spain when it admitted that it badly missed its 4.5% deficit-to-GDP target for 2011. The target has since been steadily revised higher and now stands at 8%. In early 2011, Spanish 10-year government bond yields traded below 5% before rising to a high of 7.62% on July 24, 2011. The inability of the euro zone to deliver a clear and decisive solution to its problems put the European Central Bank in an increasingly difficult situation, ultimately leading it to announce that it would do whatever was necessary to end the crisis. As of the end of the Fund’s fiscal year, no extraordinary action had been taken, though authorities have introduced a framework for a program known as outright monetary transactions (OMT) that can be engaged to support individual sovereign bond markets (so long as certain conditions are met). Since the announcement, yields on 10-year benchmark Spanish bonds have traded lower, reaching 5.37% by mid-October 2012. (Source: Barclays.)

1

Portfolio management review
Delaware International Bond Fund

As the Fund’s fiscal year wound down, European banks remained under pressure to deleverage. Doing so would have a greater global effect than U.S. deleveraging, largely because of European banks’ greater involvement in financing international trade. The dual effect of this occurring as austerity measures pressure European economies is that global growth has disappointed market expectations through 2012. For fixed income investors, the combination of slower global economic growth and increased central bank intervention has driven core bond yields lower while sending spreads higher on all other bond types.

Fund performance

For the fiscal year ended Oct. 31, 2012, Delaware International Bond Fund (Class A shares at net asset value, with all distributions reinvested) generated a +5.23% rate of return. In comparison, the Fund’s benchmark, the Barclays Global Aggregate ex-USD Index, returned +2.21% during the same period. Complete annualized performance for Delaware International Bond Fund is shown in the table on page 4.

Throughout the Fund’s fiscal year, many investors went back and forth with the degree of risk their investments entailed, often buying and selling riskier investments. Consequently, these substantive swings in so-called “risk-on” and “risk-off” investor sentiment significantly influenced Fund performance during its fiscal year. Driven by the interplay between deteriorating fundamentals and global central bank actions, the Fund (as well as its benchmark index) experienced volatile month-to-month returns. Importantly, our decision to eliminate the Fund’s holdings in peripheral European sovereign bonds was a significant contribution to its outperformance relative to the benchmark index. Instead, the Fund focused on investment grade credit and, to a lesser extent, debt issued within emerging markets. The Fund also benefited from a gradual increase in exposure to high yield bonds.

Navigating international markets

The Fund’s investment process embraces a macroeconomic view (sometimes referred to as a “top down” view) while simultaneously applying a rigorous fundamental analysis of each security—and its country of origin —being considered for investment (often referred to as a “bottom up” approach).

The Fund’s allocations to sovereign countries are generally biased toward countries with stable, in our view, political regimes, strong fiscal discipline, and contained debt dynamics. Thus, we have considered Australia, Sweden, Norway, and Germany as examples of favorable countries in the developed markets, while countries in Latin America and Asia have been particularly attractive within emerging markets. Because we remained deeply concerned about the dynamics facing several European countries, we limited allocations toward these sovereign bonds in those countries.

We believe a strong fundamental structure has been very supportive for investment grade corporate bonds, and therefore we have generally been comfortable holding a large and diverse collection of corporate bonds in the Fund’s portfolio. However, we note that many companies have seen their revenues affected by the slowing global economy, which caused us to gradually shift toward higher-quality issues as we headed

2

into the final months of 2012. In addition, many companies in the financial services sector are experiencing long-term structural changes, and we believe the transition will likely be volatile. We therefore preferred to position the Fund selectively in this particular sector and to maintain an underweight allocation relative to the benchmark index. Over the course of the Fund’s fiscal year, we gradually introduced high yield securities into its portfolio; we did this selectively, being mindful of the cycle risk that many companies are facing.

Against the global market backdrop described above, the Fund has broadly encompassed a defensive position, with an emphasis on the protection of capital. Among other measures, this strategy has resulted in the use of high-quality credit as an alternative to developed sovereign bonds, as well as a preference for selective emerging market country debt (versus debt issued by developed countries).

3

Performance summary Delaware International Bond Fund	October 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through October 31, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. April 11, 1997)
Excluding sales charge	+5.23%	+7.63%	+8.32%	n/a
Including sales charge	+0.50%	+6.65%	+7.82%	n/a
Class C (Est. July 28, 2011)
Excluding sales charge	+4.40%	n/a	n/a	+1.80%
Including sales charge	+3.60%	n/a	n/a	+1.80%
Class R (Est. July 28, 2011)
Excluding sales charge	+5.00%	n/a	n/a	+2.36%
Including sales charge	+5.00%	n/a	n/a	+2.36%
Institutional Class (Est. July 28, 2011)
Excluding sales charge	+5.46%	n/a	n/a	+2.83%
Including sales charge	+5.46%	n/a	n/a	+2.83%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2012, through Feb. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

4

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2012, through Feb. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

5

Performance summary
Delaware International Bond Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.85% of the Fund’s average daily net assets from Feb. 28, 2012, through Feb. 28, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	2.65%	3.35%	2.95%	2.35%
(without fee waivers)
Net expenses	1.10%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2002, through Oct. 31, 2012

For period beginning Oct. 31, 2002, through Oct. 31, 2012	Starting value	Ending value
Delaware International Bond Fund — Class A Shares	$9,550	$21,228
Barclays Global Aggregate ex-USD Index	$10,000	$20,185

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2002, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

6

The chart also assumes $10,000 invested in the Barclays Global Aggregate ex-USD Index as of Oct. 31, 2002. The Barclays Global Aggregate ex-USD Index provides a broad-based measure of global investment grade fixed-rate debt markets, excluding U.S. dollar–denominated securities.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPIFX	245917695
Class C	DCIFX	245917687
Class R	DRIFX	245917679
Institutional Class	DIIFX	245917661

7

Disclosure of Fund expenses
For the six-month period from May 1, 2012 to October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2012 to October 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware International Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/12	10/31/12	Expense Ratio	5/1/12 to 10/31/12*
Actual Fund return†
Class A	$1,000.00	$1,042.40	1.10%	$5.65
Class C	1,000.00	1,038.10	1.85%	9.48
Class R	1,000.00	1,041.50	1.35%	6.93
Institutional Class	1,000.00	1,043.50	0.85%	4.37
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.61	1.10%	$5.58
Class C	1,000.00	1,015.84	1.85%	9.37
Class R	1,000.00	1,018.35	1.35%	6.85
Institutional Class	1,000.00	1,020.86	0.85%	4.32

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/country allocation
Delaware International Bond Fund	As of October 31, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/country	Percentage of net assets
Agency Collateralized Mortgage Obligation	0.07%
Corporate Bonds	52.96%
Australia	1.98%
Bermuda	2.02%
Brazil	4.25%
Canada	4.04%
Cayman Islands	1.51%
Chile	2.43%
Colombia	0.30%
France	3.58%
Ireland	0.65%
Italy	1.06%
Luxembourg	3.42%
Mexico	2.43%
Netherlands	5.45%
Qatar	1.23%
Republic of Korea	1.37%
Spain	0.14%
United Kingdom	7.91%
United States	8.79%
Venezuela	0.40%
Regional Bonds	7.11%
Australia	5.69%
Canada	1.42%
Sovereign Bonds	31.47%
Finland	1.31%
Germany	6.00%
Indonesia	1.15%
Ireland	1.37%
Malaysia	0.77%
Mexico	4.44%
Panama	1.08%
Peru	1.04%
Poland	1.41%
Portugal	1.57%

10

Security type/country	Percentage of net assets
Sovereign Bonds (continued)
Russia	0.77%
Sri Lanka	1.51%
Sweden	0.41%
United Kingdom	8.16%
Uruguay	0.48%
Supranational Bank	0.22%
U.S. Treasury Obligation	0.20%
Option Purchased	0.00%
Short-Term Investments	6.70%
Total Value of Securities	98.73%
Receivables and Other Assets Net of Liabilities	1.27%
Total Net Assets	100.00%

11

Statement of net assets
Delaware International Bond Fund	October 31, 2012

	Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligation – 0.07%
•# FREMF Mortgage Trust Series 2012-K21 B 144A
3.94% 7/25/45	USD	10,000	$10,200
Total Agency Collateralized Mortgage
Obligation (cost $10,163)			10,200

ΔCorporate Bonds – 52.96%
Australia – 1.98%
BHP Billiton Finance USA 3.25% 11/21/21		105,000	113,451
# Woodside Finance 144A 8.75% 3/1/19		60,000	80,403
# Woolworths 144A 4.55% 4/12/21		85,000	94,613
			288,467
Bermuda – 2.02%
# Digicel Group 144A 8.25% 9/30/20		200,000	216,500
Weatherford International 5.125% 9/15/20		70,000	78,056
			294,556
Brazil – 4.25%
Banco do Brasil 3.875% 10/10/22		200,000	199,900
# Oi 144A 5.75% 2/10/22		202,000	218,665
Vale Overseas
4.375% 1/11/22		36,000	38,500
6.25% 1/23/17		140,000	163,194
			620,259
Canada – 4.04%
Barrick Gold
2.90% 5/30/16		115,000	121,438
3.85% 4/1/22		45,000	48,072
Canadian Natural Resources
3.45% 11/15/21		45,000	48,925
6.25% 3/15/38		25,000	33,817
Encana 3.90% 11/15/21		50,000	54,024
Talisman Energy 5.50% 5/15/42		25,000	29,249
Teck Resources 4.75% 1/15/22		90,000	98,324
• TransCanada Pipelines 6.35% 5/15/67		145,000	155,975
			589,824
Cayman Islands – 1.51%
Noble Holding International 3.95% 3/15/22		125,000	134,509
Transocean 6.375% 12/15/21		70,000	85,331
			219,840

12

		Principal amount°		Value (U.S. $)
ΔCorporate Bonds (continued)
Chile – 2.43%
#	Banco Santander Chile 144A 3.875% 9/20/22	USD	150,000	$155,210
#	Telefonica Chile 144A 3.875% 10/12/22		200,000	199,189
				354,399
Colombia – 0.30%
	Bancolombia 5.125% 9/11/22		11,000	11,550
	Ecopetrol 7.625% 7/23/19		25,000	32,500
				44,050
France – 3.58%
	France Telecom 4.125% 9/14/21		85,000	95,117
#	GDF Suez 144A 1.625% 10/10/17		50,000	50,400
#	Pernod-Ricard 144A 4.45% 1/15/22		150,000	168,627
	Total Capital International 2.875% 2/17/22		125,000	131,827
#	Vivendi 144A 6.625% 4/4/18		65,000	75,493
				521,464
Ireland – 0.65%
#	Nara Cable Funding 144A 8.875% 12/1/18		100,000	95,000
				95,000
Italy – 1.06%
#	ENI 144A 4.15% 10/1/20		150,000	153,915
				153,915
Luxembourg – 3.42%
	ArcelorMittal 5.75% 3/1/21		80,000	77,370
	Covidien International Finance 2.80% 6/15/15		110,000	115,805
#	Schlumberger Investment 144A 3.30% 9/14/21		110,000	119,125
	Tyco Electronics Group 3.50% 2/3/22		85,000	88,679
#	Wind Acquisition Finance 144A 7.25% 2/15/18		100,000	98,000
				498,979
Mexico – 2.43%
	America Movil SAB de CV 3.75% 6/28/17	EUR	145,000	208,155
•#	Cemex SAB de CV 144A 5.362% 9/30/15	USD	150,000	146,625
				354,780
Netherlands – 5.45%
#	Carlson Wagonlit 144A 6.875% 6/15/19		200,000	210,000
#	Deutsche Telekom International Finance 144A
	2.25% 3/6/17		150,000	153,813

13

Statement of net assets
Delaware International Bond Fund

		Principal amount°		Value (U.S. $)
ΔCorporate Bonds (continued)
Netherlands (continued)
#	Heineken 144A 3.40% 4/1/22	USD	125,000	$133,823
	Koninklijke Philips Electronics 3.75% 3/15/22		115,000	127,527
•#	Rabobank 144A 11.00% 12/29/49		115,000	154,719
	Syngenta Finance 3.125% 3/28/22		15,000	15,708
				795,590
Qatar – 1.23%
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		161,600	178,730
				178,730
Republic of Korea – 1.37%
#	SK Telecom 144A 2.125% 5/1/18		200,000	200,088
				200,088
Spain – 0.14%
	Telefonica Emisiones 5.462% 2/16/21		20,000	20,375
				20,375
United Kingdom – 7.91%
	Abbey National Treasury Services 4.00% 4/27/16		50,000	52,501
#	Algeco Scotsman Global Finance 144A
	8.50% 10/15/18		200,000	207,000
#	BG Energy Capital 144A 4.00% 12/9/20		100,000	112,796
#	Ceva Group 144A 8.375% 12/1/17		200,000	194,500
	Ensco 4.70% 3/15/21		105,000	121,121
	HSBC Holdings 6.25% 3/19/18	EUR	100,000	150,474
#	Ineos Finance 144A 8.375% 2/15/19	USD	100,000	105,375
	Rio Tinto Finance USA 1.625% 8/21/17		100,000	100,575
	Virgin Media Secured Finance 6.50% 1/15/18		100,000	109,000
				1,153,342
United States – 8.79%
	Anheuser-Busch Inbev Worldwide 1.375% 7/15/17		65,000	66,055
	Burlington Northern Santa Fe 5.65% 5/1/17		30,000	35,759
	CenturyLink 6.45% 6/15/21		75,000	82,358
	Comcast 6.30% 11/15/17		35,000	43,510
	Commonwealth Edison 1.95% 9/1/16		45,000	46,616
#	Crown Castle Towers 144A 4.883% 8/15/20		35,000	40,061
	CSX 5.60% 5/1/17		30,000	35,449
	Domtar 4.40% 4/1/22		10,000	10,358

14

	Principal amount°		Value (U.S. $)
ΔCorporate Bonds (continued)
United States (continued)
Dow Chemical 8.55% 5/15/19	USD	30,000	$40,737
Enterprise Products Operating 6.30% 9/15/17		45,000	55,231
• Fifth Third Capital Trust IV 6.50% 4/15/37		55,000	55,344
General Electric Capital
5.30% 2/11/21		40,000	46,623
5.50% 2/1/17	NZD	30,000	26,128
Hewlett-Packard 4.65% 12/9/21	USD	25,000	25,071
International Paper 4.75% 2/15/22		40,000	45,632
Jersey Central Power & Light 5.625% 5/1/16		50,000	57,464
JPMorgan Chase 2.92% 9/19/17	CAD	105,000	105,567
Kinder Morgan Energy Partners 6.00% 2/1/17	USD	20,000	23,691
# Kraft Foods Group 144A 3.50% 6/6/22		20,000	21,729
Laboratory Corporation of America Holdings
2.20% 8/23/17		65,000	67,069
Lowe’s 3.12% 4/15/22		30,000	31,745
Molson Coors Brewing 2.00% 5/1/17		60,000	62,038
National Semiconductor 6.60% 6/15/17		55,000	68,339
Noble Energy 4.15% 12/15/21		20,000	22,088
Safeway 4.75% 12/1/21		15,000	15,719
SCANA 4.125% 2/1/22		15,000	15,781
Tyson Foods 4.50% 6/15/22		25,000	26,625
UDR 4.625% 1/10/22		15,000	16,759
United Technologies 3.10% 6/1/22		15,000	16,185
Vornado Realty 5.00% 1/15/22		15,000	17,044
• Wisconsin Energy 6.25% 5/15/67		55,000	59,046
			1,281,821
Venezuela – 0.40%
Petroleos de Venezuela 9.00% 11/17/2021		70,000	58,275
			58,275
Total Corporate Bonds (cost $7,343,690)			7,723,754

ΔRegional Bonds – 7.11%
Australia – 5.69%
New South Wales Treasury
6.00% 4/1/19	AUD	189,000	225,488
6.00% 3/1/22	AUD	178,000	216,040

15

Statement of net assets
Delaware International Bond Fund

	Principal amount°		Value (U.S. $)
ΔRegional Bonds (continued)
Australia (continued)
Queensland Treasury
6.00% 10/21/15	AUD	135,000	$151,262
6.25% 6/14/19	AUD	100,000	120,723
Treasury of Victoria 6.00% 10/17/22	AUD	94,000	115,496
			829,009
Canada – 1.42%
Province of Quebec 4.25% 12/1/21	CAD	185,000	207,522
			207,522
Total Regional Bonds (cost $1,006,070)			1,036,531

ΔSovereign Bonds – 31.47%
Finland – 1.31%
Finland Government Bond 3.875% 9/15/17	EUR	128,000	190,967
			190,967
Germany – 6.00%
Deutschland Republic
2.00% 1/4/22	EUR	107,000	146,356
2.50% 1/4/21	EUR	67,886	97,107
3.50% 7/4/19	EUR	233,000	353,489
6.25% 1/4/24	EUR	145,000	277,880
			874,832
Indonesia – 1.15%
Indonesia Treasury Bond 7.00% 5/15/27	IDR	1,500,000,000	168,269
			168,269
Ireland – 1.37%
Ireland Government Bond 4.50% 10/18/18	EUR	150,000	200,162
			200,162
Malaysia – 0.77%
Malaysia Government Bond 4.262% 9/15/16	MYR	330,000	112,791
			112,791
Mexico – 4.44%
Mexican Bonos
6.00% 6/18/15	MXN	1,265,000	99,037
8.00% 12/17/15	MXN	3,461,000	286,482

16

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Mexico (continued)
Mexico Government International Bond
4.75% 3/8/44	USD	236,000	$262,550
			648,069
Panama – 1.08%
Panama Government International Bond
6.70% 1/26/36		110,000	157,135
			157,135
Peru – 1.04%
Peruvian Government International Bond
7.125% 3/30/19		115,000	151,800
			151,800
Poland – 1.41%
^ Poland Government Bond 4.173% 7/25/14	PLN	700,000	205,586
			205,586
Portugal – 1.57%
Portugal Obrigacoes do Tesouro 4.45% 6/15/18	EUR	200,000	228,216
			228,216
Russia – 0.77%
Russian Eurobond 7.50% 3/31/30	USD	88,350	112,054
			112,054
Sri Lanka – 1.51%
# Sri Lanka Government International Bond 144A
5.875% 7/25/22		200,000	220,000
			220,000
Sweden – 0.41%
Swedish Government Bond 3.00% 7/12/16	SEK	365,000	59,141
			59,141
United Kingdom – 8.16%
United Kingdom Gilt
1.75% 1/22/17	GBP	65,000	109,643
4.00% 3/7/22	GBP	212,000	410,759
5.00% 3/7/25	GBP	314,200	669,201
			1,189,603

17

Statement of net assets
Delaware International Bond Fund

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds (continued)
Uruguay – 0.48%
Uruguay Government International Bond
8.00% 11/18/22	USD	48,750	$70,688
			70,688
Total Sovereign Bonds (cost $4,398,550)			4,589,313

Supranational Bank – 0.22%
Corp Andina de Fomento 4.375% 6/15/22		30,000	32,771
Total Supranational Bank (cost $32,372)			32,771

U.S. Treasury Obligation – 0.20%
U.S. Treasury Note 1.625% 8/15/22		30,000	29,841
Total U.S. Treasury Obligation (cost $29,876)			29,841

	Number of contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $1.00, expires 11/14/12 (BAML)		37,000	9
Total Option Purchased (cost $365)			9

	Principal amount°
Short-Term Investments – 6.70%
≠Discount Note – 0.04%
Federal Home Loan Bank 0.095% 11/28/12	USD	4,929	4,929
			4,929
Repurchase Agreements – 5.45%
Bank of America 0.24%, dated 10/31/12, to
be repurchased on 11/1/12, repurchase price
$308,053 (collateralized by U.S. government
obligations 0.00%-1.25% 1/10/13-8/31/16;
market value $314,212)		308,051	308,051
BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price
$486,953 (collateralized by U.S. government
obligations 0.00-2.00% 1/24/13-4/15/16;
market value $496,688)		486,949	486,949
			795,000

18

	Principal amount°		Value (U.S. $)
Short-Term Investments (continued)
≠U.S. Treasury Obligation – 1.21%
U.S. Treasury Bill 0.05% 11/15/12	USD	176,946	$176,943
			176,943
Total Short-Term Investments (cost $976,868)			976,872

Total Value of Securities – 98.73%
(cost $13,797,954)			14,399,291
«Receivables and Other Assets Net of
Liabilities – 1.27%			185,767
Net Assets Applicable to 1,553,593
Shares Outstanding – 100.00%			$14,585,058

Net Asset Value – Delaware International Bond Fund
Class A ($13,130,270 / 1,398,551 Shares)			$9.39
Net Asset Value – Delaware International Bond Fund
Class C ($1,271,923 / 135,569 Shares)			$9.38
Net Asset Value – Delaware International Bond Fund
Class R ($25,789 / 2,747 Shares)			$9.39
Net Asset Value – Delaware International Bond Fund
Institutional Class ($157,076 / 16,726 Shares)			$9.39

Components of Net Assets at October 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)			$14,301,005
Distributions in excess of net investment income			(53,747)
Accumulated net realized loss on investments			(265,309)
Net unrealized appreciation of investments and derivatives			603,109
Total net assets			$14,585,058

°	Principal amount is stated in the currency in which each security is denominated.
Δ	Securities have been classified by country of origin.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $3,814,599, which represented 26.15% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.

19

Statement of net assets
Delaware International Bond Fund

^	Zero coupon security. The rate shown is the yield at the time of purchase.
≠	The rate shown is the effective yield at the time of purchase.
«	Includes foreign currency valued at $365,786 with a cost of $365,493.

Net Asset Value and Offering Price Per Share –
Delaware International Bond Fund
Net asset value Class A (A)	$9.39
Sales charges (4.50% of offering price) (B)	0.44
Offering price	$9.83

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(679,493)	USD	701,356	12/14/12	$(1,109)
BAML	BRL	203,250	USD	(99,530)	12/14/12	(109)
BAML	CAD	560,842	USD	(560,220)	12/14/12	653
BAML	EUR	2,177,491	USD	(2,817,346)	12/14/12	5,499
BAML	GBP	100,000	USD	(160,585)	12/14/12	762
BAML	INR	10,794,000	USD	(198,401)	12/14/12	479
BAML	JPY	209,419,570	USD	(2,628,852)	12/14/12	(3,853)
BAML	MXN	(1,288,710)	USD	98,324	12/14/12	376
BAML	NOK	(100,687)	USD	17,395	12/14/12	(233)
BAML	PHP	4,162,100	USD	(101,071)	12/14/12	153
BAML	SEK	(107,421)	USD	16,064	12/14/12	(98)
CITI	TRY	359,190	USD	(198,395)	12/14/12	777
HSBC	GBP	(64,161)	USD	102,906	12/14/12	(615)
MSC	GBP	(65,333)	USD	104,776	12/14/12	(636)
MSC	PHP	4,160,500	USD	(101,106)	12/14/12	79
						$2,125

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

20

Summary of abbreviations:
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BRL — Brazilian Real
CAD — Canadian Dollar
CITI — Citigroup Global Markets
EUR — European Monetary Unit
GBP — British Pound Sterling
HSBC — Hong Kong Shanghai Bank
IDR — Indonesian Rupiah
INR — Indian Rupee
JPY — Japanese Yen
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
SEK — Swedish Krona
TRY — Turkish Lira
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

21

Statement of operations
Delaware International Bond Fund	Year Ended October 31, 2012

Investment Income:
Interest	$446,469
Foreign tax withheld	(80)
446,389

Expenses:
Registration fees	121,628
Management fees	79,346
Distribution expenses – Class A	35,112
Distribution expenses – Class C	4,139
Distribution expenses – Class R	100
Legal fees	38,915
Reports and statements to shareholders	26,102
Audit and tax	22,498
Dues and services	8,834
Custodian fees	7,788
Dividend disbursing and transfer agent fees and expenses	7,299
Accounting and administration expenses	4,772
Pricing fees	4,644
Trustees’ fees	562
Insurance fees	189
Consulting fees	85
Trustees’ expenses	33
362,046
Less fees waived	(218,959)
Less waived distribution expenses – Class A	(5,852)
Less waived distribution expenses – Class R	(17)
Less expense paid indirectly	(4)
Total operating expenses	137,214
Net Investment Income	309,175

22

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$185,632
Foreign currencies	68,599
Foreign currency exchange contracts	(251,075)
Futures contracts	(45,870)
Swap contracts	(27,841)
Options written	1,265
Net realized loss	(69,290)
Net change in unrealized appreciation (depreciation) of:
Investments	393,298
Foreign currencies	(9,287)
Foreign currency exchange contracts	52,935
Net change in unrealized appreciation (depreciation)	436,946
Net Realized and Unrealized Gain	367,656

Net Increase in Net Assets Resulting from Operations	$676,831

See accompanying notes, which are an integral part of the financial statements.

23

Statements of changes in net assets
Delaware International Bond Fund

	Year Ended
	10/31/12	10/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$309,175	$382,004
Net realized gain (loss)	(69,290)	2,587,604
Net change in unrealized appreciation (depreciation)	436,946	(2,889,582)
Net increase in net assets resulting from operations	676,831	80,026

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,570,576)	(951,076)
Class C	(44,741)	(1,007)
Class R	(399)	—
Institutional Class	(4,790)	(98)
	(2,620,506)	(952,181)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,682,936	20,541,599
Class C	1,100,808	179,034
Class R	24,520	36
Institutional Class	141,369	21,406

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,564,714	951,031
Class C	44,432	952
Class R	399	—
Institutional Class	4,790	98

Net assets from reorganization*:
Class A	—	—
	6,563,968	21,694,156

24

	Year Ended
	10/31/12	10/31/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(528,987)	$(31,645,919)
Class C	(21,111)	(10,000)
Institutional Class	(3,937)	(5,502)
	(554,035)	(31,661,421)
Increase (decrease) in net assets derived from
capital share transactions	6,009,933	(9,967,265)
Net Increase (Decrease) in Net Assets	4,066,258	(10,839,420)

Net Assets:
Beginning of year	10,518,800	21,358,220
End of year (including undistributed (distributions in
excess of) net investment income of (53,747) and
$2,259,711, respectively)	$14,585,058	$10,518,800

*See Note 7 in ”Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

25

Financial highlights
Delaware International Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 Effective July 28, 2011, the Fund received all of the assets and liabilities of the Delaware Pooled® Trust – The International Fixed Income Portfolio (the Portfolio). The Class A shares financial highlights for the periods prior to July 28, 2011 reflect the performance of the Institutional Class shares of the Portfolio. Fees paid by the Portfolio were less than Class A share fees, and performance would have been lower if Class A fees were paid. See Note 2 in “Notes to financial statements.”
2 The average shares outstanding method has been applied for per share information.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
10/31/12	10/31/11[1]	10/31/10[1]	10/31/09[1]	10/31/08[1]
$11.690	$12.140	$12.430	$11.570	$11.740

0.239	0.269	0.279	0.876	0.265
0.190	(0.124)	0.752	1.173	0.189
0.429	0.145	1.031	2.049	0.454

(2.729)	(0.595)	(1.321)	(1.189)	(0.624)
(2.729)	(0.595)	(1.321)	(1.189)	(0.624)

$9.390	$11.690	$12.140	$12.430	$11.570

5.23%	1.52%	9.33%	18.86%	4.04%

$13,130	$10,337	$21,358	$19,538	$29,815
1.10%	0.72%	0.60%	0.60%	0.60%

2.94%	1.28%	0.81%	0.79%	0.72%
2.56%	2.33%	2.48%	7.73%	2.22%

0.72%	1.77%	2.27%	7.54%	2.10%
132%	151%	31%	98%	26%

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

27

Financial highlights
Delaware International Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	7/28/11[1]
	Ended	to
	10/31/12	10/31/11
Net asset value, beginning of period	$11.690	$12.020

Income (loss) from investment operations:
Net investment income (loss)[2]	0.170	(0.025)
Net realized and unrealized gain (loss)	0.184	(0.218)
Total from investment operations	0.354	(0.243)

Less dividends and distributions from:
Net investment income	(2.664)	(0.087)
Total dividends and distributions	(2.664)	(0.087)

Net asset value, end of period	$9.380	$11.690

Total return[3]	4.40%	(2.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,272	$166
Ratio of expenses to average net assets	1.82%	1.85%
Ratio of expenses to average net assets
prior to fees waived	3.61%	3.84%
Ratio of net investment income (loss) to average net assets	1.84%	(0.81% )
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.05%	(2.80% )
Portfolio turnover	132%	151% [4]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver manager. Performance would have been lower had the waivers not been in effect.
4 Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

28

Delaware International Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	7/28/11[1]
	Ended	to
	10/31/12	10/31/11
Net asset value, beginning of period	$11.690	$12.020

Income (loss) from investment operations:
Net investment income (loss)[2]	0.210	(0.013)
Net realized and unrealized gain (loss)	0.198	(0.215)
Total from investment operations	0.408	(0.228)

Less dividends and distributions from:
Net investment income	(2.708)	(0.102)
Total dividends and distributions	(2.708)	(0.102)

Net asset value, end of period	$9.390	$11.690

Total return[3]	5.00%	(1.91% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26	$—
Ratio of expenses to average net assets	1.35%	1.35%
Ratio of expenses to average net assets
prior to fees waived	3.24%	3.44%
Ratio of net investment income (loss) to average net assets	2.31%	(0.31% )
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.42%	(2.40% )
Portfolio turnover	132%	151% [4]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflect waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

29

Financial highlights
Delaware International Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	7/28/11[1]
	Ended	to
	10/31/12	10/31/11
Net asset value, beginning of period	$11.690	$12.020

Income (loss) from investment operations:
Net investment income[2]	0.259	0.006
Net realized and unrealized gain (loss)	0.191	(0.218)
Total from investment operations	0.450	(0.212)

Less dividends and distributions from:
Net investment income	(2.750)	(0.118)
Total dividends and distributions	(2.750)	(0.118)

Net asset value, end of period	$9.390	$11.690

Total return[3]	5.46%	(1.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157	$16
Ratio of expenses to average net assets	0.85%	0.85%
Ratio of expenses to average net assets
prior to fees waived	2.64%	2.84%
Ratio of net investment income to average net assets	2.81%	0.19%
Ratio of net investment income (loss) to average net assets
prior to fees waived	1.02%	(1.80% )
Portfolio turnover	132%	151% [4]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waivers not been in effect.

4 Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

30

Notes to financial statements
Delaware International Bond Fund	October 31, 2012

Delaware Group® Adviser Funds (Trust) is organized as Delaware statutory trust and four series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to the Delaware International Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally

31

Notes to financial statements
Delaware International Bond Fund

1. Significant Accounting Policies (continued)

as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (October 31, 2009 – October 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other-party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

32

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the estimated lives of the respective securities using the effective interest method. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2012, the Fund earned $4 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees,

33

Notes to financial statements
Delaware International Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.85% of average daily net assets of the Fund through February 28, 2013. This expense waiver and reimbursement may only be terminated by agreement of the Fund’s Board and DMC. This expense waiver and reimbursement apply only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2012, the Fund was charged $599 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares 12b-1 fees through February 28, 2013 to 0.25% and 0.50% of their respective average daily net assets.

At October 31, 2012, the Fund had receivables due from or liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement	$5,618
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	336
Distribution fees payable to DDLP	3,731
Other expenses payable to DMC and affiliates*	1,202

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2012, the Fund was charged $5,463 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

34

For the year ended October 31, 2012, DDLP earned $3,531 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2012, DDLP received gross CDSC commissions of $ 79 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2012, the Fund made purchases of $16,395,828 and sales of $13,671,274 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2012, the Fund made purchases of $1,188,550 and sales of $1,154,998 of long-term U.S. government securities.

At October 31, 2012, the cost of investments for federal income tax purposes was $13,863,866. At October 31, 2012, the net unrealized appreciation was $535,425, of which $730,904 related to unrealized appreciation and $195,479 related to unrealized depreciation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

35

Notes to financial statements
Delaware International Bond Fund

3. Investments (continued)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 2	Level 3	Total
Agency Collateralized Mortgage Obligation	$—	$10,200	$10,200
Corporate Bonds	7,723,754	—	7,723,754
Foreign Debt	5,658,615	—	5,658,615
Option Purchased	9	—	9
Short-Term Investments	976,872	—	976,872
U.S. Treasury Obligation	29,841	—	29,841
Total	$14,389,091	$10,200	$14,399,291

Foreign Currency Exchange Contracts	$2,125	$—	$2,125

A reconciliation of level 3 investements is presented when the Fund has a significant amount of level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

36

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Year Ended
	10/31/12	10/31/11
Ordinary income	$2,593,450	$952,181
Return of capital	27,056	—
Total	$2,620,506	$952,181

5. Components of Net Assets on a Tax Basis

As of October 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$14,301,005
Capital loss carryforwards	(199,397)
Other temporary differences	(52,333)
Unrealized appreciation	535,783
Net assets	$14,585,058

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, market discount and premium on certain debt instruments operating losses, dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2012, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(2,127)
Accumulated net realized loss	128,815
Paid-in capital	(126,688)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains $99,632 was utilized in October 31, 2012. Capital loss carryforwards remaining at October 31, 2012 will expire as follows: $154,783 expires in 2014, $21,289 expires in 2016 and $23,325 expires in 2017.

37

Notes to financial statements
Delaware International Bond Fund

5. Components of Net Assets on a Tax Basis (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/12	10/31/11
Shares Sold:
Class A	286,660	1,743,017
Class C	118,699	14,949
Class R	2,700	3
Institutional Class	15,286	1,808

Shares issued upon reinvestment of dividends and distributions:
Class A	285,008	86,604
Class C	4,937	80
Class R	44	—
Institutional Class	531	8
	713,865	1,846,469

Shares redeemed:
Class A	(57,366)	(2,704,637)
Class C	(2,275)	(821)
Institutional Class	(428)	(479)
	(60,069)	(2,705,937)
Net increase (decrease)	653,796	(859,468)

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7. Fund Reorganization

Following the close of business on July 28, 2011, pursuant to a Plan of Reorganization (Reorganization), the Fund received all of the assets and liabilities of The International Fixed Income Portfolio, a series of the Delaware Pooled® Trust (Portfolio). The shareholders of the Portfolio received Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Portfolio immediately prior to the Reorganization, shown as in the following table:

	Shares Prior to	Shares After
	Reorganization	Reorganization	Value
Class A	—	866,702	$10,430,781
Institutional Class	866,702	—	10,430,781

The Reorganization was treated as a tax-free reorganization for federal income purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Portfolio as of the date of the Reorganization. For financial reporting purposes, the Portfolio’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights. The net assets, net unrealized appreciation and accumulated net realized loss of the Portfolio as of the close of business on July 28, 2011, were as follows:

Net assets	$10,480,781
Accumulated net realized loss	1,890,587
Net unrealized appreciation	942,547

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $100,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on November 13, 2012.

39

Notes to financial statements
Delaware International Bond Fund

8. Line of Credit (continued)

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of October 31, 2012 or at any time during the year then ended.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund posted $110,000 as cash collateral for foreign currency exchange contracts. The Fund recieved $10,000 in securities collateral for foreign currency exchange contracts.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments

40

are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at October 31, 2012.

Options Contracts — During the year ended October 31, 2012, the Fund entered into written call option contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions,” financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended October 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premium
Options outstanding at October 31, 2011	—	$—
Options written	9	2,954
Options expired	(2)	(668)
Options terminated in closing purchase transactions	(7)	(2,286)
Options outstanding at October 31, 2012	—	$—

41

Notes to financial statements
Delaware International Bond Fund

9. Derivatives (continued)

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets. No swap contracts were outstanding at October 31, 2012.

42

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended October 31, 2012.

For the year ended October 31, 2012, the Fund’s average volume of derivative activities is as follows:

	Long		Short
	Derivative		Derivative
	Volume		Volume
Forward foreign currency contracts (average cost)	USD	5,033,868	USD	1,180,346
Futures contracts (average notional value)		438,685		236,208
Option contracts (average notional value)		358		73
Swap contracts (average notional value)		382,542		—
Swap contracts (average notional value)*	EUR	33,992		—

*Long represents buying protection and short represents selling protection.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings.

43

Notes to financial statements
Delaware International Bond Fund

10. Securities Lending (continued)

In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund had no securities out on loan as of October 31, 2012.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and/or Baa by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding

44

securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2012, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Except as described in Note 8, management has determined that no other material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

45

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and the Shareholders of
Delaware International Bond Fund (formerly The International Fixed Income Portfolio):

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware International Bond Fund (formerly The International Fixed Income Portfolio) (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2012

46

Other Fund information
(Unaudited)
Delaware International Bond Fund

Board Consideration of Delaware International Bond Fund Investment Advisory and Sub-Advisory Agreements

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement for the Delaware International Bond Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) and Sub-Advisory Agreement with Macquarie Investment Management Limited (“MIML”) included materials provided by DMC and its affiliates (“Delaware Investments”) and MIML, as applicable, concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s or MIML’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable

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Other Fund information
(Unaudited)
Delaware International Bond Fund

Board Consideration of Delaware International Bond Fund Investment Advisory and Sub-Advisory Agreement (continued)

consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Nature, Extent and Quality of Service. The Board considered the services provided by MIML under the terms of the subadvisory contract between DMC and MIML to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board noted that reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund. The Board was pleased with the current staffing of MIML and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent and quality of the overall services proposed to be provided by MIML.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional international income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

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Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Management Profitability. The Board considered the extent to which MIML might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware

49

Other Fund information
(Unaudited)
Delaware International Bond Fund

Board Consideration of Delaware International Bond Fund Investment Advisory and Sub-Advisory Agreement (continued)

Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of MIML.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board Consideration of Delaware International Bond Fund Investment Sub-Advisory Agreement

At a meeting held on August 23, 2012, the Board, including a majority of disinterested or independent Trustees, approved a new sub-advisory agreement with Macquarie Bank International Limited (“MBIL”). In considering information relating to the approval of the Fund’s sub-advisory agreement with MBIL, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services that MBIL would provide as a sub-adviser to the Fund. The Board considered the investment process to be employed by MBIL in managing the Fund, and the qualifications and experience of MBIL’s portfolio management team with regard to implementing the Fund’s investment mandate. The Board considered MBIL’s organization, personnel and operations. The Board also considered DMC’s review and recommendation process with respect to MBIL, and DMC’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by MBIL to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality and extent of the sub-advisory services to be provided by MBIL, as well as MBIL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies and policies.

50

Sub-Advisory Fees and Economies of Scale. The Board considered the compensation to be paid to MBIL by DMC in conjunction with the services that would be rendered to the Fund. In addition, the Board considered DMC’s reasons for concluding that the proposed fee arrangement was reasonable. The Board considered that the sub-advisory fees would be paid by DMC to MBIL at a rate equal to MBIL’s reasonable costs, and would not create additional fees that would be borne by the Fund. The Board also considered the proposed fee arrangement and whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased. The Board concluded that, in light of the quality and extent of the services to be provided, the proposed fee arrangement was reasonable.

Investment Performance. The Board considered the Fund’s historical performance with a former Fund portfolio manager, who is now a portfolio manager at MBIL. In doing so, they compared the Fund’s performance against that of comparable retail and institutional international income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its peer group and that the Fund’s total return for the five- and ten-year periods was in the first quartile of its peer group. Accordingly, the Board concluded that the Fund’s historical performance record, viewed together with the other relevant factors considered by the Board, supported a decision to approve the sub-advisory agreement with MBIL.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	98.97%

(A) is based on a percentage of the Fund’s total distributions.

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.2
Board of Governors Member
Investment Company
Institute (ICI)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

57

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

58

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

59

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

61

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware International Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

62

Annual report Delaware Global Real Estate Opportunities Fund October 31, 2012 Alternative/specialty mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawareinvestments.com.

Manage your investments online
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  Obtain share prices
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  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Global Real Estate Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/country and sector allocations	10
Statement of net assets	12
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	28
Report of independent registered
public accounting firm	42
Other Fund information	43
Board of trustees/directors and
officers addendum	46
About the organization	56

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Global Real Estate Opportunities Fund	November 6, 2012

Performance preview (for the year ended October 31, 2012)
Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+17.79%
FTSE EPRA/NAREIT Developed Index (benchmark)	1-year return	+16.91%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance information for periods prior to Sept. 28, 2012, reflects the performance of The Global Real Estate Securities Portfolio of Delaware Pooled® Trust, which merged into Delaware Global Real Estate Opportunities Fund as of that date.

Market overview

As the Fund’s fiscal year began in November 2011, a number of serious problems faced the global economy, including: mounting evidence of a slowdown in Asia, especially in the vital Chinese economy; the ongoing sovereign debt crisis in Europe; and high unemployment in the United States.

In response to these challenging conditions, central banks around the world sought to boost economic growth through a variety of policy measures that included cutting interest rates and lowering capital reserve requirements. These actions helped increase demand for many real estate securities, which tend to benefit when financing is readily available. Accordingly, as credit became more accessible throughout the Fund’s fiscal year, real estate investment trusts (REITs) generally responded well.

In this favorable environment, REIT assets generally delivered positive performance for the Fund’s fiscal year. Countries like Singapore and Japan, where property leases tend to be shorter and therefore more economically sensitive, were particularly well positioned. The same was true in Europe, where policy makers’ aggressive response to the region’s debt crisis revitalized real estate securities.

Fund performance

For the fiscal year ended Oct. 31, 2012, Delaware Global Real Estate Opportunities Fund (Class A shares) returned +17.79% at net asset value and +10.97% at maximum offer price (both returns assume reinvestment of all distributions). In comparison, the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, gained 16.91% during the same period. For complete, annualized performance of Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

Gains in Singapore and China

Singapore-based holdings were among the notable sources of the Fund’s outperformance. The combination of lower interest rates and growth in rents provided support for stocks that included CapitaCommercial Trust, an office properties company, and Global Logistic Properties, an owner of warehouse and logistics properties.

In China, markets showed renewed strength as policy makers sought to promote lending by reducing interest rates and loosening the

1

Portfolio management review
Delaware Global Real Estate Opportunities Fund

amount of capital that banks are required to keep on reserve. Amid these reasonably constructive conditions, several of the Fund’s holdings made notable contributions to performance versus the index. Real estate developers Shimao Property Holdings and China Overseas Land & Investment are two examples. (We sold Shimao during the Fund’s fiscal year as it reached our valuation target.) Additional highlights at the country level:

  In Australia, the Fund’s investments in Centro Retail Australia, a mall operator, seemed to benefit from investor optimism about management’s decision to sell underperforming properties and pay down debt.

  In Hong Kong, Link Real Estate Investment Trust, which owns and operates retail properties that cater to the consumer staples sector, was among the Fund’s prominent contributors.

  In Europe, France-based shopping center REIT Klepierre and U.K.-based Derwent London, which owns office properties in London’s desirable West End neighborhood, also generated favorable results.

  In the U.S., the Fund saw favorable results from its exposure to holdings that included General Growth Properties and CBL & Associates Properties. Both firms own and operate regional shopping malls.

Few stocks delivered absolute declines

In such favorable market conditions, relatively few holdings in the Fund’s portfolio posted a decline in share price. One of them was Hang Lung Properties, an owner and operator of office and retail properties in

We again concentrated on what we viewed as the high-quality, attractively valued property stocks that we always emphasize, while liquidating stocks whose prices we believed had become too expensive relative to the underlying companies’ growth prospects.

2

Hong Kong and China. Its stock failed to keep up with the rapid pace of the broad real estate market, and we exited the position as it reached our valuation target. In Germany, Alstria Office REIT, an owner of office properties, likewise registered negative results. Alstria was inexpensive, in our view, as the company raised equity to purchase an office portfolio with higher-than-average vacancy. We believe additional leasing could lead to better cash flow over time, and we therefore continued to hold the stock in the Fund’s portfolio at the end of the fiscal year. Relative performance was also hampered by a position in U.S.-based Strategic Hotels & Resorts, an owner of luxury hotel properties. At this writing, we believe the company continues to represent good underlying value, and its shares therefore remain in the Fund’s portfolio.

From a broader positioning perspective, the Fund’s results versus the benchmark index were compromised by its relatively lighter allocation to smaller-capitalization REITs. A number of these smaller companies led the broader REIT markets for the fiscal year, and the Fund’s relative underweight therefore dampened its relative performance. By way of example, the Fund’s portfolio did not hold U.S. healthcare property company Sabra Health Care REIT or regional mall operator Pennsylvania Real Estate Investment Trust, two benchmark constituents whose shares were up sharply.

Maintaining our approach

We did not make significant changes to our overall management approach during the Fund’s fiscal year. We again concentrated on what we viewed as the high-quality, attractively valued property stocks that we always seek to emphasize, while liquidating stocks whose prices we believed had become too expensive relative to the underlying companies’ growth prospects.

Given the risks facing real estate investors today, we are cautious as the Fund’s fiscal year comes to a close. We are mindful of unanswered questions, such as whether European officials will have the tools to resolve the region’s significant debt problems. We are also keeping in mind the potential effects of the so-called “fiscal cliff” that looms here in the U.S. — that is, an automatic series of spending cuts and tax increases that is scheduled to occur in January 2013, with the potential to significantly constrict the U.S. economy, if legislators are not proactive in developing a solution.

Against this backdrop, we aim to maintain our thorough approach to security-by-security research, seeking to consistently uncover attractive real estate companies at prices that represent a compelling value to us.

3

Performance summary
Delaware Global Real Estate Opportunities Fund	October 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through October 31, 2012
			Lifetime
			(if less than
	1 year	5 years	10 years)
Class A (Est. Jan. 10, 2007)
Excluding sales charge	+17.79%	-2.95%	-1.58%
Including sales charge	+10.97%	-4.09%	-2.58%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	n/a	n/a	+1.68%
Including sales charge	n/a	n/a	+0.68%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	n/a	n/a	+1.68%
Including sales charge	n/a	n/a	+1.68%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+17.68%	-2.75%	-1.37%
Including sales charge	+17.68%	-2.75%	-1.37%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Sept. 7, 2012, through Sept. 28, 2013.

4

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 1.15% of the Fund’s average daily net assets from Sept. 7, 2012, through Sept. 28, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.59%	2.34%	1.94%	1.34%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1
Average annual total returns from Jan. 10, 2007 (Fund’s inception) through Oct. 31, 2012

For period beginning Jan. 10, 2007, through Oct. 31, 2012	Starting value	Ending value
FTSE EPRA/NAREIT Developed Index	$10,000	$9,449
Delaware Global Real Estate Opportunities Fund —
Class A shares	$9,425	$8,594

1 The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio, which occurred on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown in the graph is historical information for The Global Real Estate Securities Portfolio, which has been adjusted to reflect the Fund’s applicable sales charges and 12b-1 fees, but not certain other expenses. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Jan. 10, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

6

The chart also assumes $10,000 invested in the FTSE EPRA/NAREIT Developed Index as of Jan. 10, 2007. The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

7

Disclosure of Fund expenses
For the six-month period from May 1, 2012 to October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2012 to October 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Global Real Estate Opportunities
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/12	10/31/12*	Expense Ratio	5/1/12 to 10/31/12**
Actual Fund return†
Class A	$1,000.00	$1,065.00	1.41%	$7.32
Class C	1,000.00	1,016.80	2.15%	1.84
Class R	1,000.00	1,016.80	1.65%	1.41
Institutional Class	1,000.00	1,063.20	1.16%	6.02
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.41%	$7.15
Class C	1,000.00	1,014.33	2.15%	10.89
Class R	1,000.00	1,016.84	1.65%	8.36
Institutional Class	1,000.00	1,019.30	1.16%	5.89

*Class C and Class R commenced operations on October 1, 2012. The ending account value use performance since inception and is not annualized.

**The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust pursuant to the Reorganization of The Global Real Estate Securities Portfolio which occurred on September 28, 2012. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the expenses paid during the period for “Actual Fund Return” are equal to the historical annualized expense ratio for the Global Real Estate Securities Portfolio, multiplied by the average account value over the period, multiplied by 31/366 for Class C and Class R (to reflect the actual since inception). The expenses paid during the period for the “Hypothetical 5% Return” are equal to the historical annualized expense ratio for The Global Real Estate Securities Portfolio multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/country and sector allocations
Delaware Global Real Estate Opportunities Fund	As of October 31, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Security type/country	Percentage of net assets
Common Stock	100.05%
Australia	9.98%
Belgium	0.50%
Canada	3.63%
China/Hong Kong	11.53%
Finland	0.84%
France	3.88%
Germany	1.04%
Japan	7.70%
Singapore	6.51%
Sweden	0.89%
United Kingdom	6.88%
United States	46.67%
Warrant	0.00%
Short-Term Investments	0.62%
Securities Lending Collateral	3.52%
Total Value of Securities	104.19%
Obligation to Return Securities Lending Collateral	(4.04%)
Other Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

10

Common stock by sector	Percentage of net assets
Diversified REITs	24.78%
Healthcare REITs	4.17%
Hotel REITs	2.36%
Industrial REITs	2.63%
Mall REITs	10.69%
Manufactured Housing REIT	0.69%
Multifamily REITs	8.63%
Office REITs	10.76%
Real Estate Management Services	5.26%
Real Estate Operating Companies	13.98%
Self-Storage REITs	3.94%
Shopping Center REITs	10.96%
Single Tenant REIT	1.20%
Total	100.05%

11

Statement of net assets
Delaware Global Real Estate Opportunities Fund	October 31, 2012

	Number of shares	Value (U.S. $)
ΔCommon Stock – 100.05%
Australia – 9.98%
Centro Retail Australia	370,463	$826,364
Dexus Property Group	1,259,240	1,286,864
Goodman Group	216,594	995,493
=@† GPT Group-In Specie	1,377,200	0
Investa Office Fund	211,591	651,991
Mirvac Group	466,887	729,015
Stockland	162,073	581,801
Westfield Group	233,743	2,585,139
		7,656,667
Belgium – 0.50%
Cofinimmo	3,390	385,421
		385,421
Canada – 3.63%
Boardwalk Real Estate Investment Trust	6,166	396,686
* Canadian Real Estate Investment Trust	25,259	1,052,837
Dundee Real Estate Investment Trust	15,739	577,412
First Capital Realty	41,183	762,648
		2,789,583
China/Hong Kong – 11.53%
* China Overseas Land & Investment	158,164	414,285
Hongkong Land Holdings	176,000	1,117,600
Hysan Development	220,037	972,415
Kerry Properties	152,000	754,111
Link REIT	328,500	1,634,012
Sino Land	102,000	182,678
Sun Hung Kai Properties	186,565	2,597,450
Wharf Holdings	171,685	1,175,204
		8,847,755
Finland – 0.84%
Sponda	145,479	644,710
		644,710
France – 3.88%
ICADE	5,069	456,045
Klepierre	30,208	1,119,701
Unibail-Rodamco	6,217	1,400,533
		2,976,279

12

	Number of shares	Value (U.S. $)
ΔCommon Stock (continued)
Germany – 1.04%
* Alstria Office REIT	66,330	$800,886
		800,886
Japan – 7.70%
Japan Real Estate Investment	43	430,458
Kenedix Realty Investment	99	338,372
Mitsubishi Estate	98,142	1,941,568
Mitsui Fudosan	112,446	2,272,448
Nippon Building Fund	86	923,410
		5,906,256
Singapore – 6.51%
* CapitaCommercial Trust	722,534	929,628
CapitaLand	380,145	1,018,703
Global Logistic Properties	378,000	796,116
Keppel Land	216,000	601,844
* Mapletree Logistics Trust	696,760	633,808
Suntec Real Estate Investment Trust	772,000	1,015,415
		4,995,514
Sweden – 0.89%
Hufvudstaden Class A	53,999	685,416
		685,416
United Kingdom – 6.88%
Big Yellow Group	131,473	725,580
British Land	101,094	862,171
Derwent London	41,936	1,395,399
Hammerson	201,172	1,531,611
Shaftesbury	86,867	768,171
		5,282,932
United States – 46.67%
American Campus Communities	9,175	415,719
Apartment Investment & Management	32,020	854,614
AvalonBay Communities	9,630	1,305,443
Boston Properties	17,337	1,842,923
BRE Properties	7,343	355,034
Camden Property Trust	17,241	1,131,527
CBL & Associates Properties	16,110	360,381
Colonial Properties Trust	16,107	348,394

13

Statement of net assets
Delaware Global Real Estate Opportunities Fund

		Number of shares	Value (U.S. $)
ΔCommon Stock (continued)
United States (continued)
	Corporate Office Properties Trust	29,093	$725,870
*	DCT Industrial Trust	42,222	272,332
	DDR	33,454	513,853
	Douglas Emmett	14,867	348,631
	Education Realty Trust	50,322	529,891
	Equity Lifestyle Properties	7,913	532,782
	Equity Residential	22,399	1,285,927
	Extra Space Storage	28,003	965,823
	Federal Realty Investment Trust	7,046	759,770
†	First Industrial Realty Trust	44,865	598,948
	General Growth Properties	61,609	1,211,233
	HCP	29,145	1,291,124
	Healthcare Realty Trust	24,754	581,471
	Host Hotels & Resorts	60,683	877,476
	Kilroy Realty	14,162	628,934
	Kimco Realty	21,387	417,474
	Kite Realty Group Trust	100,000	547,000
	Lexington Realty Trust	61,760	586,102
	Liberty Property Trust	19,398	681,258
	Macerich	26,880	1,532,160
*	National Retail Properties	29,120	922,522
	Parkway Properties	41,698	574,181
	ProLogis	33,482	1,148,098
	PS Business Parks	7,141	457,952
	Public Storage	9,586	1,328,907
	Ramco-Gershenson Properties Trust	32,233	417,740
	Regency Centers	14,853	713,241
	Simon Property Group	29,713	4,522,617
	SL Green Realty	6,524	491,257
	Starwood Hotels & Resorts Worldwide	5,511	285,745
†	Strategic Hotel & Resorts	69,249	380,177
	Summit Hotel Properties	32,907	271,812
	Tanger Factory Outlet Centers	18,364	577,915
	Ventas	20,961	1,326,202
	Vornado Realty Trust	11,218	899,796
			35,820,256
Total Common Stock (cost $71,170,327)			76,791,675

14

	Number of shares	Value (U.S. $)
Warrant – 0.00%
= Nieuwe Steen Investments	13,471	$0
Total Warrant (cost $0)		0

	Principal amount
	(U.S. $)
Short-Term Investments – 0.62%
Repurchase Agreements – 0.36%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price
$106,947 (collateralized by U.S. government
obligations 0.00%-1.25% 1/10/13-8/31/16;
market value $109,085)	$106,946	106,946
BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price
$169,055 (collateralized by U.S. government
obligations 0.00%-2.00% 1/24/13-4/15/16;
market value $172,435)	169,054	169,054
		276,000
≠U.S. Treasury Obligation – 0.26%
U.S. Treasury Bill 0.05% 11/15/12	197,686	197,681
		197,681
Total Short-Term Investments (cost $473,677)		473,681

Total Value of Securities Before Securities
Lending Collateral – 100.67 (cost $71,644,004)		77,265,356

	Number of shares
**Securities Lending Collateral – 3.52%
Investment Companies
Delaware Investments Collateral Fund No.1	2,705,115	2,705,115
@†Mellon GSL Reinvestment Trust II	394,559	0
Total Securities Lending Collateral
(cost $3,099,674)		2,705,115

15

Statement of net assets
Delaware Global Real Estate Opportunities Fund

Total Value of Securities – 104.19%
(cost $74,743,678)	$79,970,471 ©
**Obligation to Return Securities
Lending Collateral – (4.04%)	(3,099,674)
«Other Liabilities Net of Receivables and
Other Assets – (0.15%)	(115,791)
Net Assets Applicable to 12,657,592 Shares
Outstanding – 100.00%	$76,755,006

Net Asset Value – Delaware Global Real Estate Opportunities Fund
Class A ($296,692 / 48,985 Shares)	$6.06
Net Asset Value – Delaware Global Real Estate Opportunities Fund
Class C ($25,580 / 4,224 Shares)	$6.06
Net Asset Value – Delaware Global Real Estate Opportunities Fund
Class R ($6,599 / 1,089 Shares)	$6.06
Net Asset Value – Delaware Global Real Estate Opportunities Fund
Institutional Class ($76,426,135 / 12,603,294 Shares)	$6.06

Components of Net Assets at October 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$177,917,487
Undistributed net investment income	815,409
Accumulated net realized loss on investments and derivatives	(107,203,711)
Net unrealized appreciation of investments and derivatives	5,225,821
Total net assets	$76,755,006

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 11 in “Security type/country and sector allocations.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.

16

**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $2,949,049 of securities loaned.
«	Includes foreign currency valued at $6,735 with a cost of $6,748.

Net Asset Value and Offering Price Per Share –
Delaware Global Real Estate Opportunities Fund
Net asset value Class A (A)	$6.06
Sales charge (5.75% of offering price) (B)	0.37
Offering price	$6.43

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contract was outstanding at October 31, 2012:1

Foreign Currency Exchange Contract

Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
MNB	HKD 646,843	USD (83,464)	11/2/12	$—

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 10 in “Notes to financial statements.”

Summary of abbreviations:
HKD — Hong Kong Dollar
MNB — Mellon National Bank
REIT — Real Estate Investment Trust
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year Ended October 31, 2012

Investment Income:
Dividends	$1,621,790
Securities lending income	17,549
Interest	3,366
Foreign tax withheld	(77,579)	$1,565,126

Expenses:
Management fees	547,382
Registration fees	45,999
Custodian fees	33,625
Accounting and administration expenses	21,609
Audit and tax	15,666
Legal fees	13,070
Reports and statements to shareholders	10,172
Dividend disbursing and transfer agent fees and expenses	7,272
Dues and services	5,887
Pricing fees	3,663
Trustees’ fees	2,473
Insurance fees	842
Consulting fees	428
Trustees’ expenses	158
Distribution expense – Class A	80
Distribution expense – Class C	21
Distribution expense – Class R	3	708,350
Less fees waived		(85,047)
Class R waiver		(1)
Total operating expenses		623,302
Net Investment Income		941,824

18

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,052,481
Foreign currencies	(4,764)
Foreign currency exchange contracts	(111,831)
Net realized gain	3,935,886
Net change in unrealized appreciation (depreciation):
Investments	4,060,445
Foreign currencies	(5,199)
Foreign currency exchange contracts	5,165
Net change in unrealized appreciation (depreciation) of investments	4,060,411
Net Realized and Unrealized Gain	7,996,297

Net Increase in Net Assets Resulting from Operations	$8,938,121

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Global Real Estate Opportunities Fund

	Year Ended
	10/31/12	10/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$941,824	$1,643,413
Net realized gain	3,935,886	6,574,635
Net change in unrealized appreciation (depreciation)	4,060,411	(6,921,809)
Net increase in net assets resulting from operations	8,938,121	1,296,239

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(306)	(645)
Institutional Class	(2,051,090)	(5,063,856)
	(2,051,396)	(5,064,501)

Capital Share Transactions:
Proceeds from shares sold:
Class A	39,337	—
Class C	6	—
Class R	6	—
Institutional Class	40,552,760	7,162,052

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	306	645
Institutional Class	1,861,763	4,620,122

Net assets from reorganization:*
Class A	—	—
Institutional Class	—	—

Net assets from merger:**
Class A	243,416	—
Class C	25,156	—
Class R	7,010	—
Institutional Class	1,170,087	—
	43,899,847	11,782,819

20

	Year Ended
	10/31/12	10/31/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class R	$(528)	$—
Institutional Class	(23,398,216)	(18,962,474)
	(23,398,744)	(18,962,474)
Increase (decrease) in net assets derived from capital
share transactions	20,501,103	(7,179,655)
Net Increase (Decrease) in Net Assets	27,387,828	(10,947,917)

Net Assets:
Beginning of year	49,367,178	60,315,095
End of year (including distributions in excess of
net investment income of $815,409 and
$1,276,350, respectively)	$76,755,006	$49,367,178

* See Note 7 in “Notes to financial statements.”
** See Note 8 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Global Real Estate Opportunities Class A1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on September 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown is historical information for The Global Real Estate Securities Portfolio.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$5.370	$5.780	$5.040	$4.420	$9.000

0.103	0.148	0.129	0.129	0.137
0.799	(0.069)	0.973	0.491	(4.402)
0.902	0.079	1.102	0.620	(4.265)

(0.212)	(0.489)	(0.362)	—	(0.315)
(0.212)	(0.489)	(0.362)	—	(0.315)

$6.060	$5.370	$5.780	$5.040	$4.420

17.79%	1.68%	23.26%	14.03%	(48.88% )

$297	$8	$8	$6	$6
1.38%	1.39%	1.50%	1.32%	1.34%

1.52%	1.49%	1.50%	1.46%	1.37%
1.65%	2.69%	2.52%	3.20%	1.96%

1.51%	2.59%	2.52%	3.06%	1.92%
128%	155%	185%	124%	96%

23

Financial highlights
Delaware Global Real Estate Opportunities Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

10/1/12[1]
to
10/31/12
Net asset value, beginning of period	$5.960

Income from investment operations:
Net investment loss[2]	(0.005)
Net realized and unrealized gain	0.105
Total from investment operations	0.100

Net asset value, end of period	$6.060

Total return[3]	1.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25
Ratio of expenses to average net assets	2.15%
Ratio of expenses to average net assets
prior to fees waived	2.52%
Ratio of net investment loss to average net assets	(0.93% )
Ratio of net investment loss to average net assets
prior to fees waived	(1.30% )
Portfolio turnover[4]	128%

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

Delaware Global Real Estate Opportunities Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

10/1/12[1]
to
10/31/12
Net asset value, beginning of period	$5.960

Income from investment operations:
Net investment loss[2]	(0.002)
Net realized and unrealized gain	0.102
Total from investment operations	0.100

Net asset value, end of period	$6.060

Total return[3]	1.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7
Ratio of expenses to average net assets	1.65%
Ratio of expenses to average net assets
prior to fees waived	2.12%
Ratio of net investment loss to average net assets	(0.43% )
Ratio of net investment loss to average net assets
prior to fees waived	(0.90% )
Portfolio turnover[4]	128%

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

25

Financial highlights
Delaware Global Real Estate Opportunities Institutional Class1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on September 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown is historical information for The Global Real Estate Securities Portfolio.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
$5.390	$5.790	$5.050	$4.430	$9.020

0.105	0.163	0.142	0.139	0.155
0.791	(0.061)	0.971	0.490	(4.409)
0.896	0.102	1.113	0.629	(4.254)

(0.226)	(0.502)	(0.373)	(0.009)	(0.336)
(0.226)	(0.502)	(0.373)	(0.009)	(0.336)

$6.060	$5.390	$5.790	$5.050	$4.430

17.68%	2.10%	23.49%	13.75%	(48.74% )

$76,426	$49,359	$60,307	$54,761	$87,945
1.13%	1.14%	1.25%	1.07%	1.09%

1.27%	1.24%	1.25%	1.21%	1.12%
1.90%	2.94%	2.77%	3.45%	2.21%

1.76%	2.84%	2.77%	3.31%	2.17%
128%	155%	185%	124%	96%

27

Notes to financial statements
Delaware Global Real Estate Opportunities Fund	October 31, 2012

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

28

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (October 31, 2009 – October 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

29

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually. Dividends and distributions, if any, are recorded on ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earning credits for the year ended October 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” There were no earning credits for the year ended October 31, 2012.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) do not exceed 1.15% of average daily net assets of the Fund through September 28, 2013. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed

30

upon from time to time by the Fund’s Board and DMC. This waiver and reimbursement may be terminated only by agreement of the manager and the Fund. This waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2012, the Fund was charged $2,710 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees of Class R shares to 0.50%, of average daily net assets through September 28, 2013.

At October 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$41,223
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	1,824
Distribution fees payable to DDLP	85
Other expenses payable to DMC and affiliates*	1,439

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2012, the Fund was charged $9,570 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2012, DDLP earned $ 9 for commissions on sales of the Fund’s Class A shares.

31

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2012, the Fund made purchases of $88,430,349 and sales of $69,800,038 of investment securities other than short-term investments.

At October 31, 2012, the cost of investments for federal income tax purposes was $77,299,937. At October 31, 2012, the net unrealized appreciation was $2,670,534, of which $6,142,445 related to unrealized appreciation of investments and $3,471,911 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

32

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$76,791,675	$—	$—	$76,791,675
Short-Term Investments	—	473,681	—	473,681
Securities Lending Collateral	—	2,705,115	—	2,705,115
Total	$76,791,675	$3,178,796	$—	$79,970,471

The securities deemed worthless on the statement of net assets have been included as level 3 securities within the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to net assets.

During the year ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

33

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2012 and 2011 was as follows:

	Year Ended
	10/31/12	10/31/11
Ordinary income	$2,051,396	$5,064,501

5. Components of Net Assets on a Tax Basis

As of October 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$177,917,487
Undistributed ordinary income	1,674,234
*Capital loss carryforwards	(105,487,995)
Unrealized appreciation	2,651,280
Net assets	$76,755,006

*The amount of this loss which can be utilized in subsequent years may be subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Delaware Global Real Estate Securities Portfolio in September 2012.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to capital loss carryforward write-off due to limitation, tax treatment of passive foreign investment companies and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2012, the Fund recorded an estimate of these differences since the final tax characteristics cannot be determined until fiscal year end.

Undistributed net investment income	$661,064
Accumulated net realized gain	172,747
Paid-in capital	(833,811)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,352,016 was utilized in October 31, 2012. Capital loss carryforwards remaining at October 31, 2012 will expire as follows: $174,637 expires in 2016, $51,128,017 expires in 2017, $50,784,384 expires in 2018 and $3,400,957 expires in 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated

34

investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/12	10/31/11
Shares sold:
Class A	6,568	—
Class C	1	—
Class R	1	—
Institutional Class	7,017,753	1,295,717

Shares issued upon reinvestment of dividends and distributions:
Class A	63	125
Institutional Class	384,662	890,197

Shares from reorganization:*
Class A	—	—
Institutional Class	—	—

Shares from merger:**
Class A	40,910	—
Class C	4,223	—
Class R	1,177	—
Institutional Class	196,323	—
	7,651,681	2,186,039
Shares redeemed:
Class R	(89)	—
Institutional Class	(4,154,049)	(3,439,667)
	(4,154,138)	(3,439,667)
Net increase (decrease)	3,497,543	(1,253,628)

  *See Note 7.
**See Note 8.

35

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

7. Fund Reorganization

Following the close of business on September 28, 2012, pursuant to a Plan of Reorganization (Reorganization), the Fund received all of the assets and liabilities of The Global Real Estate Securities Portfolio, a series of the Delaware Pooled® Trust (Portfolio). The shareholders of the Portfolio received Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Portfolio immediately prior to the Reorganization, shown as in the following table:

	Shares Prior to	Shares After
	Reorganization	Reorganization	Value
Class P	1,507	—	$8,962
Class A	—	1,507	8,962
Original Class	12,857,133	—	76,624,023
Institutional Class	—	12,857,133	76,624,023

The Reorganization was treated as a tax-free reorganization for federal income purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Portfolio as of the date of the Reorganization. For financial reporting purposes, the Portfolio’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights. The net assets, net unrealized appreciation and accumulated net realized loss of the Portfolio as of the close of business on September 28, 2012, were as follows:

Net assets	$76,632,985
Accumulated net realized gain	2,513,828
Net unrealized appreciation	5,067,741

8. Fund Merger

Also, on September 28, 2012, the Fund acquired all of the assets of the Delaware Global Real Estate Securities Fund (Acquired Fund), an open-end investment company, in exchange for the shares of the Portfolio (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization, shown as in the following table:

	Acquiring	Acquired
	Fund	Fund
	Shares	Shares	Value
Class A	1,507	40,910	$243,416
Class C	—	4,223	25,156
Class R	—	1,177	7,010
Institutional Class	12,857,133	196,323	1,170,087

36

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of the Acquired Fund as of the close of business on September 28, 2012 were as follows:

Net assets	$1,445,669
Accumulated net realized gain	(1,045,838)
Net unrealized appreciation	122,701

The net assets of the Acquiring Fund before the acquisition were $76,632,985. The net assets of the Acquiring Fund immediately following the acquisition were $78,078,653.

Assuming that the acquisition had been completed on November 1, 2011, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2012, are as follows:

Net investment income	$973,704
Net realized gain on investments	4,012,939
Change in unrealized appreciation	4,206,645
Net increase in net assets resulting from operations	9,193,288

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since October 1, 2012.

9. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $100,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of October 31, 2012 or at any time during the year then ended.

37

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

10. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

See the statement of operations on page 18 for the realized and unrealized gain or loss on derivatives.

Derivatives Generally. The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended October 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended October 31, 2012.

Long Derivative Volume
Foreign currency exchange contracts (average cost)	$333,387
Short Derivative Volume
Foreign currency exchange contracts (average cost)	253,577

11. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities.

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With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under

39

Notes to financial statements
Delaware Global Real Estate Opportunities Fund

11. Securities Lending (continued)

those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2012, the value of securities on loan was $2,949,049, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $2,705,115. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

12. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

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13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Except as described in Note 9, management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and the Shareholders of Delaware Global Real Estate Opportunities Fund (formerly The Global Real Estate Securities Portfolio):

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Global Real Estate Opportunities Fund (formerly The Global Real Estate Securities Portfolio) (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2012

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Other Fund information
(Unaudited)
Delaware Global Real Estate Opportunities Fund

Board Consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement

At a meeting held on May 22-24, 2012 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the Investment Advisory Agreement for the Delaware Global Real Estate Opportunities Fund (the “Fund”). The creation of the Fund and the Fund’s Investment Advisory Agreement were approved at the Meeting as part of a plan to reorganize two existing funds into the Fund. In considering information relating to the approval of the Fund’s Investment Advisory Agreement with Delaware Management Company (“DMC”), the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. The Board considered the services to be provided by Delaware Investments to the Fund and its shareholders. In doing so, the Board drew on its extensive knowledge of the comparable services provided by Delaware Investments to other funds in the Delaware Investments Family of Funds (“DIFF”) complex and, in particular, to the existing constituent funds in the proposed reorganization (the “Constituent Funds”). In reviewing the nature, extent and quality of services, the Board noted that Delaware Investments will furnish to the Board reports throughout the year at regular Board meetings covering matters such as relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the DIFF complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Delaware Investments fund matters. The Board noted that in July 2011 Management implemented measures intended to reduce overall costs and enhance transfer agent and shareholder servicing functions through outsourcing. The Board also noted the benefits that will be provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of the Constituent Funds, both of which were ranked in the first quartile of their peer group for one year performance according to both Lipper and Morningstar. The Board also noted the global real estate expertise of the Delaware Investments funds and DMC.

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Other Fund information
(Unaudited)
Delaware Global Real Estate Opportunities Fund

Board Consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement (continued)

Comparative Expenses. The Board considered management fee and total expense comparison data, including applicable fee waivers and expense reimbursements, for the Fund and the Constituent Funds, as presented in the Board materials. The Board was satisfied with the proposed management fee and total expenses of the Fund in comparison to the Constituent Funds.

Management Profitability. The Board considered the level of potential profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed certain pro forma expense information for the Fund included in the Board materials, which reflected the projected levels of expense reimbursement for each class of shares after the proposed reorganizations. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from Delaware Investments fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Delaware Investments fund brokerage to improve trading efficiencies. The Board found that the proposed level of management fees was reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are expected to be realized by Delaware Investments as the Fund’s assets increase (including any increase as a result of the proposed reorganization) and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees considered the standardized advisory fee pricing and structure approved by the Board. The Board noted that the fee of 99 basis points (for assets under management up to $100 million) under the Fund’s proposed management contract was slightly higher than the 85 basis points fee for standard international equity funds but lower than the 125 basis point fee for special international equity funds under the funds’ standard fee structure, in keeping with the nature of the securities within the Fund’s portfolio. Management believed, and the Board agreed, that the Fund was priced with an appropriate management fee.

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Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100%
(B) Qualifying Dividends[1]	0.26%

(A) is based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum percentage of 0.13% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

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	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)
Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)
Private Investor	71	None
(2004–Present)

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)
Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.
Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $333,940 for the fiscal year ended October 31, 2012.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $287,300 for the fiscal year ended October 31, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Year end audit procedures. Group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Year end audit procedures. Reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $69,550 for the fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $55,700 for the fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2011.

     d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: These fees were for the attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.

Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,867,923 and $5,228,766 for the registrant’s fiscal years ended October 31, 2012 and October 31, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® ADVISER FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 7, 2012